UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Explanatory Note

This amended and restated Annual Report for the Goldman Sachs Municipal Fixed Income Funds (originally filed with the SEC on Form N-CSR on May 31, 2013) revises information with respect to the aggregate non-audit fees under Item 4(g).

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2013

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	HIGH YIELD MUNICIPAL

■	MUNICIPAL INCOME

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	23

Financial Statements	84

Financial Highlights	88

Notes to the Financial Statements	94

Report of Independent Registered Public Accounting Firm	112

Other Information	113

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call, and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

•	Assess relative value among securities and sectors

•	Leverage the vast resources of GSAM in selecting securities for each portfolio

•	Team approach to decision making

•	Manage risk by avoiding significant sector and interest rate bets

•	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

MARKET REVIEW

The municipal bond market posted strong gains during the 12 months ended March 31, 2013 (the “Reporting Period”), supported by a favorable technical environment and an improving fundamental backdrop.

During the Reporting Period, municipal yields declined overall and the municipal yield curve flattened. The yield on a 2-year AAA-rated municipal security fell five basis points to 0.31%; the yield on a 10-year AAA-rated municipal security dropped 22 basis points to 1.91%; and the yield on a 30-year AAA-rated municipal security fell 30 basis points to 3.09%. (A basis point is 1/100th of a percentage point). By the end of the Reporting Period, the ratio between the yields of intermediate-term and long-term municipal bonds and those of comparable-maturity U.S. Treasury securities was approximately 100%. That is, the yields of intermediate-term and longer-term municipal bonds and the yields of comparable-maturity U.S. Treasury securities were about the same.

Market technicals were favorable during the Reporting Period, driven by a surge in refinancing and robust investor demand. Municipal bond issuers, seeking to reduce their debt service costs, replaced higher-yielding debt with debt issued at lower interest rates. This refinancing trend, along with below-average issuance for new projects, resulted in little change in net supply over the course of the Reporting Period.

Demand for municipal securities was more than enough to meet the below-average supply. Municipal bond mutual funds saw $41.6 billion of investment inflows during the Reporting Period. With yields anchored at low levels, long-term municipal bond funds received a relatively larger share of the new investment inflows. Of the total $41.6 billion amount, $7.9 billion was invested into high yield municipal bond funds, $12.5 billion into intermediate municipal bond funds and $18.1 billion into long-term municipal bond funds. It is worth noting that municipal bond mutual funds reclaimed by October 2012 all of the ground they had lost during the record investment outflows between November 2010 and August 2011. Investment outflows between November 2010 and August 2011 were $50.2 billion, while investment inflows between September 2011 and October 2012 were $53.1 billion.1

In terms of market fundamentals, the credit picture brightened significantly, though some localities and states continued to struggle with depressed tax receipts and weak economic conditions. At the end of the Reporting Period, state tax receipts had been up for 11 consecutive quarters, and in many states, total revenues had finally caught up with their pre-recessionary levels. There was also evidence that receipts at the local level had risen from their depths as well. The major credits in the media’s focus, such as the state of California and the Commonwealth of Puerto Rico, were better positioned at the end of the Reporting Period than they had been in recent years. California expanded its revenue base through significant tax increases, which, in turn, resulted in positive credit dynamics, including a credit ratings upgrade from Standard & Poor’s Ratings Services and a positive outlook from Fitch Ratings. Puerto Rico made positive strides as well. The previous governor successfully reduced the budget gap and started a process of privatization; the current governor continued in the same direction, proposing sweeping pension reform along with increased fee structures for Puerto Rico’s major enterprise systems. Nevertheless, Puerto Rico continued to face significant challenges that will take time to resolve, including high debt, low funded pensions and a still-struggling economy. Meanwhile, on March 1, 2013, Michigan’s governor announced that the City of Detroit was in fiscal emergency, paving the way for a state-imposed emergency manager and/or state takeover.

MARKET REVIEW

Lower credit-quality municipal bonds generally outperformed during the Reporting Period, as investors continued their quest for yield. From a sector perspective within the high yield municipal bond market, the tobacco sector was a key driver of performance. As interest rates remained at historically low levels, tobacco bonds benefited from investors’ preference for higher yielding, longer-term maturities.

LOOKING AHEAD

At the end of the Reporting Period, we believed that supply and demand dynamics in the municipal bond market would remain supportive through 2013. We anticipated continued healthy demand and a slight pick-up in new issuance. In our opinion, states and localities with improving revenue streams and economic trends will begin to focus on delayed capital projects, reverting to their longer-term averages for new issuance. We believe that new issuance is likely to remain muted in municipalities that are still in “austerity mode.” Going forward, we believe demand for municipal bonds should remain healthy, though we anticipate pockets of volatility during periods when the tax-exempt status of municipal bonds is under discussion. We continue to monitor developments in Washington, D.C., specifically as Congress debates tax reform and the raising of the U.S. debt ceiling.

1 Data courtesy of AMG/Lipper.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 11.64%, 10.81%, 10.82%, 11.95% and 11.79%, respectively. These returns compare to the 10.60% average annual total return of the Fund’s benchmark, the High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is comprised 40% of the Barclays Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays High Yield Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 5.25% and 14.30%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy contributed positively to relative performance during the Reporting Period. Bottom-up security selection also enhanced the Fund’s relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, our bottom-up issue selection added to relative results. The Fund benefited from its exposure to lower credit-quality bonds, which generally outperformed higher credit-quality bonds as investors sought securities with higher yields. Issue selection among unrated bonds, as well as the Fund’s exposure to California and
Florida municipal debt, contributed positively. The Fund also benefited from its holdings of hospital bonds, special assessment bonds and tobacco bonds, as these sectors rallied during the Reporting Period. The Fund’s exposure to zero coupon bonds boosted returns as yields declined and spreads (or, the yield differential between bonds of comparable maturities) compressed.

The Fund was hampered, particularly during the second quarter of 2012, by its position in higher credit-quality issues, especially state-appropriation debt and higher education bonds. Also, though we reduced the Fund’s exposure to Puerto Rico bonds during the Reporting Period, the Fund remained overweight compared to the High Yield Municipal Composite, and the position detracted from relative performance as spreads widened following downgrades by credit ratings agencies during late 2012 and early 2013.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the High Yield Municipal Composite contributed positively to performance as yields declined during the Reporting Period. More specifically, the Fund benefited from its position in credits with maturities of 12 years and longer. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also enhanced the Fund’s relative returns. The Fund’s overweighted exposure to maturities of 20 years and longer added to results, as longer maturities outperformed shorter maturities during the Reporting Period. Yields on longer maturity municipal bonds declined more than those on shorter maturity municipal bonds, and the yield curve flattened. The yield curve depicts bond yields along the maturity spectrum.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Also during the Reporting Period, the Fund used municipal inverse floating rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. To hedge against potential changes in interest rates, the Fund employed interest rate swap contracts and MMD (Municipal Market Data) rate lock. To hedge against potential changes in interest rates, the Fund employed interest rate swap contracts. It used Municipal Market Data[1] (MMD) Rate Locks to hedge the Fund’s duration.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we selectively added to the Fund’s holdings in the tobacco sector. We also reduced the Fund’s duration position to be more neutral relative to the High Yield Municipal Composite. During the first half of the Reporting Period, we reduced the Fund’s exposure to Puerto Rico municipal securities, which helped to buffer the negative impact on the Fund of the spread widening that, as mentioned earlier, occurred after ratings downgrades in late 2012 and early 2013. Toward the end of the Reporting Period, we selectively added Puerto Rico municipal debt.
Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the hospital sector and underweight the tobacco sector compared to the High Yield Municipal Composite. The Fund had a neutral duration position relative to the High Yield Municipal Composite. It continued to have an overweight relative to the High Yield Municipal Composite in the 20-year to 30-year portion of the municipal yield curve. At the end of the Reporting Period, the Fund had an allocation to floating rate/auction rate notes,[2] which are not held in the High Yield Municipal Composite. The Fund’s credit quality improved during the Reporting Period, but it remained underweight high quality municipal bonds and pre-refunded municipal bonds at the end of the Reporting Period. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in U.S. Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, our outlook for the municipal market — and the high yield municipal market in particular — was positive because of favorable supply and demand dynamics and the difference in yields among various municipal credits, which we considered attractive. We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the High Yield Municipal Composite.

[1]	An MMD Rate Lock allows market participants to buy or sell a particular maturity along the MMD yield curve. In an MMD Rate Lock, two counterparties execute a rate lock transaction with a specified forward period. The return is based on the change in interest rates, if any, in that portion of the MMD yield curve between the trade date and the strike or determination date. The counterparty that takes a long position stands to benefit from a decrease in interest rates, while the counterparty that takes a short position potentially gains from an increase in interest rates. An MMD Rate Lock can be used to hedge the duration of a tax-exempt portfolio. The Thomson Reuters Municipal Market Data AAA Curve is a proprietary yield curve that provides the offer side of AAA-rated state general obligation bonds, as determined by the MMD analyst team.

[2]	A floating rate note is a note with a variable interest rate. An auction rate note is a note with a long term maturity for which the interest rate is regularly reset through a dutch auction. In a dutch auction, bids determine the minimum price buyers are willing to pay for the note.

FUND BASICS

High Yield Municipal Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	High Yield Municipal Fund Composite Index[2]	Barclays High Yield Municipal Bond Index[3]	Barclays Aggregate Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	11.64%	10.60%	14.30%	5.25%	3.20%	3.14%	5.65%
Class B	10.81	10.60	14.30	5.25	2.60	2.54	4.59
Class C	10.82	10.60	14.30	5.25	2.60	2.54	4.59
Institutional	11.95	10.60	14.30	5.25	3.64	3.62	6.43
Class IR	11.79	10.60	14.30	5.25	3.60	3.54	6.36

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Fund Composite Index is comprised of the Barclays Aggregate Municipal Bond Index (40%) (with dividends reinvested) and the Barclays High Yield Municipal Bond Index (60%) (with dividends reinvested).

[3]	The Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[6]	The 30-Day Taxable Equivalent Yield for each of the Fund’s share classes is calculated in accordance with regulatory requirements by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.61%	3.91%	3.83%	4.57%	4/3/00
Class B	5.62	3.69	3.67	4.44	4/3/00
Class C	9.78	4.09	3.53	4.16	4/3/00
Institutional	11.95	5.23	4.69	5.32	4/3/00
Class IR	11.79	N/A	N/A	9.48	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.93%
Class B	1.61	1.68
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2013

The following graph shows the value as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Aggregate Municipal Bond Index, the Barclays High Yield Municipal Bond Index and the High Yield Municipal Fund Composite Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	11.64%	4.87%	4.31%	4.94%
Including sales charges	6.61%	3.91%	3.83%	4.57%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	10.81%	4.11%	3.67%	4.44%
Including contingent deferred sales charges	5.62%	3.69%	3.67%	4.44%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	10.82%	4.09%	3.53%	4.16%
Including contingent deferred sales charges	9.78%	4.09%	3.53%	4.16%

Institutional Shares (Commenced April 3, 2000)	11.95%	5.23%	4.69%	5.32%

Class IR (Commenced July 30, 2010)	11.79%	N/A	N/A	9.48%

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 6.51%, 5.72%, 5.72%, 6.93%, 6.31% and 6.77%, respectively. These returns compare to the 5.25% average annual total return of the Fund’s benchmark, the Barclays Aggregate Municipal Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve strategy contributed positively to relative performance. Sector positioning and bottom-up issue selection were also advantageous. The Fund’s credit quality positioning also added to relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s focus on AA-rated and A-rated municipal bonds enhanced relative results. Its overweighted positions in California and Texas municipal securities also added value. In terms of sector positioning, the Fund benefited from its exposure to higher yielding sectors, such as the tobacco and hospital sectors, which rallied during the Reporting Period. In addition, the Fund’s holdings of zero coupon bonds added to returns as yields declined and spreads (or, the yield differential between bonds of comparable maturities) compressed.
Though we reduced the Fund’s exposure to Puerto Rico bonds during the Reporting Period, the Fund remained overweight compared to the Index, and the position detracted from relative performance as spreads widened following downgrades by credit ratings agencies during late 2012 and early 2013.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the Index contributed positively to performance as yields declined during the Reporting Period. More specifically, the Fund benefited from its position in credits with maturities of 12 years and longer. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our yield curve positioning strategy also helped the Fund’s relative returns. The Fund’s overweighted exposure to maturities of 20 years and longer added to results, as longer maturities outperformed shorter maturities during the Reporting Period. Yields on longer maturity municipal bonds declined more than those on shorter maturity municipal bonds, and the yield curve flattened. The yield curve depicts bond yields along the maturity spectrum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse floating rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

PORTFOLIO RESULTS

In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to hedge against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we took advantage of the rally in the tobacco sector to reduce the Fund’s overweighted position, taking profits. We also shifted the Fund to a more neutral duration position relative to the Index. To position the Fund for possible improvement in U.S. economic growth, which could result in interest rates moving higher during the second half of 2013, we increased its exposure to floating rate notes.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in lower credit-quality investment grade municipal bonds and bonds with maturities of 13 months and less. It held overweighted allocations relative to the Index in bonds issued in California, Illinois and Puerto Rico. The Fund was overweight bonds in the hospital and airport sectors. Compared to the Index, the Fund was underweight state and local general obligation (“GO”) municipal bonds. In addition, at the end of the Reporting Period, the Fund had an allocation to floating rate/auction rate notes,[3] which are not held in the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index.

[3]	A floating rate note is a note with a variable interest rate. An auction rate note is a note with a long term maturity for which the interest rate is regularly reset through a dutch auction. In a dutch auction, bids determine the minimum price buyers are willing to pay for the note.

FUND BASICS

Municipal Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays Aggregate Municipal Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	6.51%	5.25%	2.06%	1.89%	3.64%
Class B	5.72	5.25	1.40	1.20	2.47
Class C	5.72	5.25	1.40	1.19	2.47
Institutional	6.93	5.25	2.48	2.25	4.38
Service	6.31	5.25	1.98	1.77	3.50
Class IR	6.77	5.25	2.39	2.19	4.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[4]	The 30-Day Taxable Equivalent Yield for each of the Fund’s share classes is calculated in accordance with regulatory requirements by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.53%	5.55%	4.35%	4.96%	7/20/93
Class B	0.57	5.18	4.11	4.90	5/1/96
Class C	4.69	5.57	3.96	4.15	8/15/97
Institutional	6.93	6.72	5.12	5.32	8/15/97
Service	6.31	6.15	4.58	4.82	8/15/97
Class IR	6.77	N/A	N/A	7.07	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	0.99%
Class B	1.53	1.74
Class C	1.53	1.74
Institutional	0.44	0.65
Service	0.94	1.15
Class IR	0.53	0.74

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Aggregate Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	6.51%	6.36%	4.75%	5.16%
Including sales charges	2.53%	5.55%	4.35%	4.96%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	5.72%	5.57%	4.11%	4.90%
Including contingent deferred sales charges	0.57%	5.18%	4.11%	4.90%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.72%	5.57%	3.96%	4.15%
Including contingent deferred sales charges	4.69%	5.57%	3.96%	4.15%

Institutional Shares (Commenced August 15, 1997)	6.93%	6.72%	5.12%	5.32%

Service Shares (Commenced August 15, 1997)	6.31%	6.15%	4.58%	4.82%

Class IR (Commenced July 30, 2010)	6.77%	N/A	N/A	7.07%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 1.85%, 1.15%, 1.35%, 2.20%, 1.60% and 2.11%, respectively. These returns compare to the 1.32% average annual total return of the Fund’s benchmark, the Barclays 1-3 Year Municipal Bond Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve strategy contributed positively to relative returns. In addition, the Fund’s credit quality positioning added to performance. Bottom-up issue selection enhanced results as well.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited during the Reporting Period from its allocation to lower rated credits, particularly A-rated and BBB-rated securities, as lower credit-quality credits outperformed higher credit-quality credits. In addition, the Fund’s overweighted positions in California and Illinois municipal securities contributed positively.

In terms of sector positioning, the Fund benefited from its exposure to tobacco bonds, especially during the fourth quarter of 2012 when the tobacco sector rallied on a $1.7 billion settlement between tobacco companies and several states that many expect to result in additional cash flow to bondholders. The Fund’s holdings of zero coupon bonds added to returns as yields declined and spreads (or, the yield differential between bonds of comparable maturities) compressed.

The Fund’s holdings of high-quality state general obligation (“GO”) bonds and water and sewer bonds detracted from relative performance as higher credit-quality issues underperformed lower credit-quality issues, particularly during the second quarter of 2012. In addition, though we reduced the Fund’s exposure to Puerto Rico bonds during the Reporting Period, the Fund remained overweight compared to the Index, and the position detracted from relative performance as spreads widened following downgrades by credit ratings agencies during late 2012 and early 2013.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s longer duration position relative to the Index contributed positively to performance as yields declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

In addition, our yield curve positioning strategy enhanced relative returns during the Reporting Period. The Fund’s overweighted exposure to maturities of five years and longer contributed to performance, particularly during the second and third quarters of 2012, as yields declined and the yield curve flattened. The yield curve depicts bond yields along the maturity spectrum.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse floating rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s position in California school district zero coupon bonds and its exposure to the tobacco sector. In addition, we reduced the Fund’s positions in longer maturities of approximately five years to put the portfolio more in line with the Index’s maturity structure. We also shifted the Fund to a more neutral duration position relative to the Index.

To position the Fund for possible improvement in U.S. economic growth, which could result in interest rates moving higher during the second half of 2013, we increased its exposure to floating rate notes.
Q	How was the Fund positioned relative to its benchmark index at the end of Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in lower credit-quality investment grade municipal bonds and bonds with maturities of 13 months and less. It held overweighted allocations relative to the Index in bonds issued in Illinois and Florida. The Fund had an allocation to floating rate/auction rate notes[4], which are not held in the Index, at the end of the Reporting Period. Compared to the Index, the Fund was underweight California GO bonds and pre-refunded municipal bonds at the end of the Reporting Period. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

[4]	A floating rate note is a note with a variable interest rate. An auction rate note is a note with a long term maturity for which the interest rate is regularly reset through a dutch auction. In a dutch auction, bids determine the minimum price buyers are willing to pay for the note.

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays 1-3 Year Municipal Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	1.85%	1.32%	0.47%	0.44%	0.83%
Class B	1.15	1.32	-0.10	-0.27	-0.18
Class C	1.35	1.32	0.09	-0.29	0.16
Institutional	2.20	1.32	0.82	0.78	1.45
Service	1.60	1.32	0.32	0.29	0.57
Class IR	2.11	1.32	0.73	0.69	1.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

[4]	The 30-Day Taxable Equivalent Yield for each of the Fund’s share classes is calculated in accordance with regulatory requirements by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.34%	2.47%	2.35%	3.09%	5/1/97
Class B	-0.86	2.15	2.00	2.87	5/1/97
Class C	0.70	2.18	1.82	2.39	8/15/97
Institutional	2.20	3.11	2.86	3.69	10/1/92
Service	1.60	2.60	2.35	3.19	9/20/94
Class IR	2.11	N/A	N/A	2.20	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.77%
Class B	1.33	1.52
Class C	1.13	1.52
Institutional	0.39	0.43
Service	0.89	0.93
Class IR	0.48	0.52

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2013

The following graph shows the value as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays 1-3 Year Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.85%	2.78%	2.50%	3.18%
Including sales charges	0.34%	2.47%	2.35%	3.09%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	1.15%	2.15%	2.00%	2.87%
Including contingent deferred sales charges	-0.86%	2.15%	2.00%	2.87%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.35%	2.18%	1.82%	2.39%
Including contingent deferred sales charges	0.70%	2.18%	1.82%	2.39%

Institutional Shares (Commenced October 1, 1992)	2.20%	3.11%	2.86%	3.69%

Service Shares (Commenced September 20, 1994)	1.60%	2.60%	2.35%	3.19%

Class IR (Commenced July 30, 2010)	2.11%	N/A	N/A	2.20%

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 96.1%
Alabama – 1.9%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$6,875,000	11.962%	11/15/46	$9,926,469
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
2,795,000	5.375	12/01/16	2,976,675
4,425,000	5.500	12/01/21	4,617,974
5,775,000	5.625	12/01/26	5,988,617
16,515,000	5.750	12/01/36	16,990,137
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
1,000,000	5.000	06/01/25	1,049,440
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	7,899,075
Selma Industrial Development Board Gulf Opportunity Zone Bonds for International Paper Company Project Series 2011 A (BBB/Baa3)
2,250,000	5.375	12/01/35	2,483,122
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
7,600,000	6.000	08/01/25	7,677,976
15,000,000	6.000	08/01/35	15,069,450

			74,678,935

Arizona – 1.3%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB-/Baa3)
7,000,000	4.500	03/01/30	7,228,130
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,362,312
1,325,000	6.250	12/01/46	1,442,117
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	10,363,056
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB-/Baa3)
5,000,000	6.250	01/01/38	5,668,650
Pima County IDA RB for Tucson Electric Power Co. Project Series 2010 A (BBB-/Baa3)
7,485,000	5.250	10/01/40	8,156,479
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB-/Baa3)
5,350,000	4.500	06/01/30	5,553,247
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB-/Baa3)
6,000,000	4.000	09/01/29	5,964,120
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	580,755
1,360,000	6.500	07/01/39	1,574,595

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
University Medical Center Corp. RB Series 2011 (GO OF CORP) (BBB+/Baa1)
$3,500,000	6.000%	07/01/39	$4,053,805

			51,947,266

California – 14.8%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (A+/Aa3)(d)
1,600,000	0.000	08/01/26	894,608
Alameda County Oakland Unified School District GO Bonds for Election of 2006 Series 2012 A (NR/NR)
2,800,000	5.500	08/01/32	2,993,592
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA-/A1)(d)
1,210,000	0.000	08/01/36	378,887
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA-/A2)
1,725,000	5.000	02/01/22	1,862,000
3,875,000	5.000	02/01/24	4,146,947
Bakersfield School District GO Bonds Capital Appreciation for Election of 2006 Series 2012 C (A+/Aa2)(e)
600,000	0.000	05/01/37	214,752
6,300,000	0.000	05/01/42	2,183,454
7,380,000	0.000	05/01/47	2,508,093
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA-/A2)(d)
1,055,000	0.000	08/01/25	611,742
California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2007 A (AA-/Aa3)
5,870,000	5.250	11/15/46	6,422,602
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 A (BBB+/Baa2)
1,000,000	5.000	11/15/34	1,090,820
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB/Baa2)
19,500,000	5.500	02/01/39	21,132,540
California Public Works Board Lease RB for various Judicial Council Projects Series 2011 D (A-/A2)
3,000,000	5.000	12/01/31	3,291,270
California State Various Purpose GO Bonds Series 2011 (A/A1)
10,000,000	5.000	09/01/41	10,924,400
California State Various Purpose GO Bonds Series 2013 (A/A1)
9,600,000	5.000	02/01/43	10,553,472
California State Various Purpose Refunding Series 2012 (A/A1)
20,000,000	5.000	04/01/42	21,861,800
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,145,020
11,850,000	5.500	11/01/38	12,665,635
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/Aa2)
5,340,000	6.625	08/01/29	6,558,374
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B/NR)(d)
35,000,000	0.000	06/01/46	1,943,900

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (NR/WR)(d)
$7,000,000	0.000%	09/01/33	$2,326,590
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	918,705
2,830,000	7.000	12/01/36	3,474,051
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	719,761
5,000,000	8.000	06/01/44	5,372,900
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	655,524
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (AA-/NR)
175,000	5.000	09/01/20	183,661
El Dorado County Community Facilities District No. 1992-1 Special Tax Bonds Series 2012 (A/NR)
700,000	4.000	09/01/31	681,275
Encinitas Community Facilities District No.1 Special Tax Refunding Bonds for Encinitas Ranch Public Improvements Series 2012 (A-/NR)
775,000	5.000	09/01/29	862,900
2,000,000	4.000	09/01/30	2,048,860
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(d)
4,180,000	0.000	04/01/29	1,885,473
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (A+/A1)(d)
3,360,000	0.000	10/01/32	1,261,243
Fontana Public Financing Authority Tax Allocation for North Fontana Redevelopment Project Series 2001 A (AGM) (AA-/A2)
1,540,000	5.250	09/01/20	1,543,619
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	210,472
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
125,785,000	0.000	06/01/47	10,406,193
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	6,373,320
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B-/B3)
1,590,000	5.125	06/01/47	1,399,152
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGC-ICC) (AA-/A2)
23,400,000	5.000	06/01/45	24,386,310

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (FGIC) (A-/A2)
$13,190,000	5.000%	06/01/38	$13,760,072
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (Radian-IBCC) (A-/A2)
150,000	5.000	06/01/45	156,418
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
32,650,000	5.750	06/01/47	31,239,193
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (A-/A2)
20,805,000	5.000	06/01/45	21,695,246
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005 A (A-/A2)
220,000	5.000	06/01/45	229,414
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (B/NR)(d)
101,195,000	0.000	06/01/36	13,200,888
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (B/NR)(d)
211,235,000	0.000	06/01/47	8,527,557
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(d)
260,660,000	0.000	06/01/57	3,153,986
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
1,435,000	5.050	09/01/30	1,441,716
690,000	5.050	09/01/35	691,366
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2002 Series 2013 (NR/NR)
4,000,000	5.000	09/01/37	4,099,440
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	736,760
1,000,000	7.250	08/01/31	1,114,770
9,315,000	7.375	08/01/40	10,386,225
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
49,925,000	0.000	08/01/50	7,787,302
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (NR/WR)(g)
32,425,000	7.500	12/01/24	33,079,336
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,887,243
1,500,000	7.000	09/01/31	1,744,125
875,000	7.250	09/01/38	1,027,171

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Madera County Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2005 (NATL-RE FGIC) (A+/WR)(d)
$2,740,000	0.000%	08/01/26	$1,508,233
2,590,000	0.000	08/01/27	1,344,262
1,395,000	0.000	08/01/28	682,378
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(d)
1,330,000	0.000	08/01/27	687,397
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	1,280,700
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (NATL-RE FGIC) (A+/Aa3)(d)
1,000,000	0.000	08/01/24	627,950
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	11,188,980
M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
2,000,000	6.500	11/01/39	2,712,480
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	12,418,400
13,500,000	6.500	11/01/39	18,309,240
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA-/Aa3)(e)
7,000,000	0.000	08/01/30	5,011,230
Murrieta Community Facilities District No. 3 Special Tax for Creekside Village Improvement Area 1 Series 2005 (NR/NR)
1,615,000	5.200	09/01/35	1,615,824
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA-/A2)
1,435,000	4.000	09/01/23	1,494,409
1,545,000	4.000	09/01/24	1,596,418
1,665,000	4.000	09/01/25	1,695,053
1,735,000	4.000	09/01/26	1,731,374
1,400,000	4.000	09/01/27	1,377,348
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA-/Aa3)(e)
860,000	0.000	08/01/25	510,238
1,105,000	0.000	08/01/26	617,032
5,550,000	0.000	08/01/30	2,481,405
7,830,000	0.000	08/01/32	3,124,562
7,000,000	0.000	08/01/34	2,487,730
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
16,450,000	6.750	11/01/39	18,466,770
Palomar Pomerado Health COPS Series 2010 (BB+/Baa3)
7,000,000	6.000	11/01/41	7,560,350
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/A1)(e)
10,750,000	0.000	08/01/38	9,430,330
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,805,000	0.000	08/01/25	1,105,057

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
$250,000	4.600%	09/01/35	$247,575
1,485,000	5.000	09/01/42	1,500,489
Poway Unified School District Public Financing Authority Special Tax RB Refunding Series 2013 (BBB/NR)
1,500,000	4.125	09/15/36	1,444,260
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(d)
2,220,000	0.000	10/01/33	710,067
2,220,000	0.000	10/01/35	625,663
1,840,000	0.000	10/01/37	452,456
5,000,000	0.000	10/01/38	1,146,750
8,425,000	0.000	10/01/39	1,800,507
13,395,000	0.000	10/01/40	2,560,320
7,275,000	0.000	10/01/41	1,291,312
6,000,000	0.000	10/01/42	999,480
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
1,225,000	6.500	10/01/25	1,366,157
1,950,000	6.750	10/01/30	2,180,977
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (A/A2)(d)
1,420,000	0.000	08/01/25	829,365
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(d)
30,265,000	0.000	07/01/44	6,648,615
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa3)(d)
10,000,000	0.000	07/01/30	4,721,200
3,000,000	0.000	07/01/31	1,343,970
San Francisco City & County Public Utilities Commission Water RB Refunding Subseries 2012 C (AA-/Aa3)
13,210,000	4.000	11/01/31	13,919,377
San Francisco City & County Redevelopment Agency Successor Agency Community Facilities District No. 6 Special Tax Refunding Bonds for Mission Bay South Public Improvement Series 2013 A (NR/NR)
675,000	5.000	08/01/30	718,963
1,335,000	5.000	08/01/33	1,415,594
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	608,865
2,000,000	6.750	08/01/41	2,411,160
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB/NR)
435,000	6.625	08/01/27	501,272

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
$750,000	6.250%	08/01/28	$815,497
555,000	6.375	08/01/29	604,068
305,000	6.500	08/01/31	330,562
1,000,000	6.625	08/01/39	1,149,620
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB/NR)
1,000,000	7.000	08/01/33	1,155,470
1,500,000	7.000	08/01/41	1,717,305
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (A+/Aa2)(d)
1,580,000	0.000	08/01/24	1,039,545
1,595,000	0.000	08/01/25	977,671
San Marcos Unified School District GO Bonds Capital Appreciation for Election of 2010 Series B (AA-/Aa2)(d)
3,500,000	0.000	08/01/47	627,515
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,011,840
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,184,680
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,243,560
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,223,960
2,000,000	7.000	08/01/41	2,432,720
Simi Valley Community Development Agency Tax Allocation Refunding for Merged Tapo Canyon and West End Community Development Project Series 2003 (NATL-RE FGIC) (A/WR)
525,000	5.250	09/01/19	532,397
Stockton Unified School District GO Bonds Capital Appreciation for Election of 2008 Series 2011 D (AGM) (AA-/A2)(d)
13,025,000	0.000	08/01/39	3,129,777
17,470,000	0.000	08/01/44	3,096,383
14,850,000	0.000	08/01/45	2,490,642
17,405,000	0.000	08/01/46	2,753,297
690,000	0.000	08/01/47	103,279
14,015,000	0.000	08/01/48	1,964,483
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	3,888,920
Temecula Public Financing Authority Community Facilities District No. 03-03 Special Tax Refunding Bonds for Wolf Creek Series 2012 (NR/NR)
3,515,000	5.000	09/01/34	3,640,310

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
$1,000,000	6.750%	08/01/31	$1,230,520
2,100,000	7.000	08/01/39	2,579,115
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
9,750,000	4.750	06/01/23	9,749,415
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (B+/B2)
7,470,000	5.125	06/01/46	6,552,684
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B3)
2,235,000	5.000	06/01/37	2,020,105
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,874,070
Upland Community Facilities District No. 2003-2 Special Tax Refunding Bonds 2012 (BBB/NR)
1,000,000	5.000	09/01/34	1,068,850
Walnut Public Financing Authority Tax Allocation for Walnut Improvement Project Series 2002 (AMBAC) (A+/WR)
550,000	5.375	09/01/19	550,908
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (BBB/NR)
1,000,000	7.250	09/01/31	1,198,500
5,000,000	7.500	09/01/42	5,655,050
William S. Hart Union High School District Election of 2008 GO Bonds Series 2011 B (AGM) (AA-/Aa2)(d)
7,000,000	0.000	08/01/35	2,344,230
3,325,000	0.000	08/01/36	1,045,879
Wiseburn School District GO Unltd Bonds Capital Appreciation Series 2008 A (ASSURED GTY) (AA-/Aa3)(d)
8,775,000	0.000	08/01/33	3,293,082

			574,837,598

Colorado – 1.9%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	9,352,089
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB-/NR)
3,500,000	4.500	12/01/33	3,517,815
3,500,000	5.000	12/01/33	3,689,000
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2012 (A-/A3)
16,110,000	5.000	12/01/42	17,005,555
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	14,741,289

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(f)
$4,500,000	3.500%	12/01/17	$3,643,515
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B3)
9,000,000	5.750	10/01/32	9,397,350
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (BBB-/Baa2)(d)
15,000,000	0.000	09/01/28	7,442,250
4,100,000	0.000	09/01/34	1,409,375
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (BBB-/Baa2)(d)
1,715,000	0.000	09/01/28	790,786
E-470 Public Highway Authority RB Series 2010 A (BBB-/Baa2)(d)
4,000,000	0.000	09/01/40	940,880
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	502,445
720,000	5.350	12/01/31	755,302
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)
1,000,000	5.000	12/01/40	1,033,220
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(e)
1,725,000	0.000	12/01/40	1,151,645

			75,372,516

Connecticut – 0.3%
West Haven Connecticut GO Bonds Series 2012 (AGM) (AA-/A2)
3,495,000	5.000	08/01/21	3,978,953
2,095,000	5.000	08/01/22	2,378,851
2,000,000	5.000	08/01/23	2,248,760
1,000,000	5.000	08/01/25	1,107,540

			9,714,104

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,501,000	5.450	07/01/35	5,567,391
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa2)
3,000,000	5.400	02/01/31	3,353,130

			8,920,521

District of Columbia – 1.7%
District of Columbia Tax Increment RB Refunding Gallery Place Project Series 2012 (A-/A1)
3,725,000	5.000	06/01/29	4,046,840
3,910,000	5.000	06/01/30	4,236,407
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA-/A3)(e)
25,000,000	0.000	10/01/41	24,870,250

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
District of Columbia – (continued)
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(e)
$37,100,000	0.000%	10/01/44	$32,537,813

			65,691,310

Florida – 15.2%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,280,000	6.300	05/01/35	3,931,950
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,690,000	5.375	05/01/37	1,315,648
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
8,925,000	5.500	05/01/36	9,001,309
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Project Series 2005 B (NR/NR)
1,885,000	5.100	05/01/14	1,688,828
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)(g)
17,510,000	5.500	05/01/36	3,852,200
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
230,000	5.250	05/01/36	241,735
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)
26,295,000	5.350	05/01/36	20,353,908
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)
3,295,000	5.500	05/01/14	2,693,234
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)(g)
1,210,000	5.500	05/01/14	205,700
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
1,660,000	5.850	05/01/22	1,681,016
8,000,000	6.000	05/01/33	8,105,440
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
11,870,000	5.800	05/01/34	12,001,638
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
515,000	5.500	11/01/23	513,749
900,000	6.125	11/01/33	897,336
1,000,000	6.500	11/01/43	995,980
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
465,000	6.000	05/01/35	490,817

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
$4,750,000	7.000%	04/01/39	$5,832,097
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
3,075,000	6.000	05/01/35	3,079,828
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
8,980,000	7.210	05/01/35	8,949,737
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba2)
2,000,000	7.500	11/01/20	2,139,020
Capital Trust Agency Fixed Rate Air Cargo RB for Aero Miami FX, LLC Project Series 2010 A (NR/Baa3)
8,540,000	5.350	07/01/29	9,241,561
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	204,818
210,000	3.750	11/01/21	213,234
215,000	3.875	11/01/22	218,872
225,000	4.000	11/01/23	230,859
235,000	4.150	11/01/24	239,991
245,000	4.250	11/01/25	251,120
1,705,000	4.500	11/01/31	1,761,436
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,568,622
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
500,000	5.000	05/01/15	498,810
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(g)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(g)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,980,000	5.850	05/01/35	4,176,970
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)(e)
2,545,000	0.000	05/01/35	1,785,139
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
6,860,000	0.000	05/01/17	4,890,974
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
210,000	8.375	05/01/17	224,051
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
270,000	8.375	05/01/17	288,066
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
2,035,000	7.050	05/01/15	1,923,116

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Cutler Cay Community Development District Special Assessment Series 2004 (NR/NR)
$3,740,000	6.300%	05/01/34	$3,959,613
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
1,200,000	4.125	05/01/31	1,175,244
1,000,000	4.250	05/01/34	980,850
Double Branch Community Development District Special Assessment Refunding Sub Lien Series 2013 A-2 (NR/NR)
500,000	5.750	05/01/34	481,660
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
41,095,000	5.500	05/01/37	38,246,295
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
1,080,000	6.830	11/01/15	1,103,134
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
28,000,000	6.000	08/15/36	32,235,000
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,500,000	4.375	05/01/34	1,484,670
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,180,000	5.250	11/01/36	11,679,075
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB/Baa2)
1,500,000	5.000	04/01/27	1,633,665
1,035,000	5.000	04/01/32	1,106,891
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	652,512
5,620,000	5.250	04/01/42	6,164,128
Forest Creek Community Development District RB for Capital Improvement Series 2010 B (NR/NR)(g)
430,000	7.000	11/01/13	428,263
Grand Bay at Doral Community Development District Special Assessment for Doral Breeze Project Series 2012 (NR/NR)
750,000	5.125	11/01/22	750,247
1,500,000	5.500	11/01/32	1,461,360
2,315,000	6.000	11/01/42	2,284,882
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)(h)
2,000,000	5.000	11/15/26	2,093,700
5,000,000	5.000	11/15/36	5,135,650
Hammocks Community Development District Special Assessment Series 2005 B (NR/NR)
5,000	6.960	11/01/15	5,112
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
2,895,000	6.125	05/01/35	3,009,700

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
$7,925,000	5.600%	05/01/36	$7,174,185
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,040,000	6.200	05/01/35	1,078,823
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,530,000	5.550	05/01/37	6,358,065
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,385,000	5.700	05/01/36	2,392,727
Hillsborough County IDA RB for Health Facilities RMKT 8/06/09 Series 2008 B (NR/WR)(i)
4,980,000	8.000	08/15/19	7,020,804
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(g)
2,395,000	6.000	05/01/35	1,077,750
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(g)
1,750,000	5.125	05/01/16	787,500
Lakeland Hospital RB for Florida Southern College Project Series 2012 A (BBB+/NR)
1,500,000	5.000	09/01/42	1,603,275
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
3,495,000	7.210	11/01/20	3,637,142
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
8,290,000	6.770	11/01/20	8,411,780
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,760,000	8.000	05/01/40	22,640,613
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BB+/NR)
19,960,000	5.125	11/15/36	20,357,803
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BB+/NR)
2,600,000	6.500	11/15/31	2,951,754
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+/NR)
1,000,000	5.000	11/15/13	1,020,640
2,245,000	5.000	11/15/15	2,409,267
4,000,000	5.000	11/15/22	4,229,600
10,000,000	5.000	11/15/29	10,280,100
Live Oak Community Development District No. 2 Special Assessment Series 2004 A (NR/NR)
8,050,000	5.850	05/01/35	8,061,270
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
1,870,000	7.360	11/01/20	2,043,835
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
5,040,000	5.400	05/01/30	4,411,613

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(g)
$2,635,000	5.375%	05/01/30	$1,844,500
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,790,000	5.450	05/01/36	2,943,534
Meadow Pointe IV Community Development District Capital Improvement Series 2012 B (NR/NR)(d)
1,140,000	0.000	05/01/20	1,035,416
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(g)
1,910,000	5.250	05/01/15	744,900
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(g)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)(d)
445,000	0.000	05/01/36	374,156
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)(d)
850,000	0.000	05/01/38	689,503
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(g)
1,075,000	5.250	05/01/15	11
Mediterra South Community Development District RB Refunding for Capital Improvement Series 2012 (BBB-/NR)
295,000	4.000	05/01/19	301,868
305,000	4.200	05/01/20	314,028
325,000	4.400	05/01/21	335,702
335,000	4.500	05/01/22	345,288
350,000	4.650	05/01/23	361,508
1,245,000	5.100	05/01/31	1,286,060
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2004 (NR/Baa2)
11,751,000	6.750	11/15/29	12,620,574
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2004 (NR/Baa2)(i)
1,849,000	6.750	11/15/14	2,040,224
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2012 (BBB/Baa2)
2,000,000	5.000	11/15/29	2,154,960
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
15,000,000	5.000	03/01/30	16,026,900
Miami-Dade County Expressway Authority RB Series 2012 (AA/A1)
8,000,000	5.000	07/01/42	8,794,400
Miami-Dade County Special Obligation RB Refunding Subseries 2012 B (AGM) (AA-/A2)
15,000,000	5.000	10/01/35	16,398,450
Miami-Dade County Subordinate Special Obligation Capital Appreciation RB Bonds Series 2009 (A+/A2)(d)
1,030,000	0.000	10/01/34	384,272
3,050,000	0.000	10/01/41	759,298
5,315,000	0.000	10/01/46	1,026,539

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
$2,085,000	5.750%	05/01/38	$1,661,349
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-2 (NR/NR)(f)
5,340,000	5.000	05/01/38	2,403,000
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
2,915,000	5.000	05/01/15	2,793,998
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-2 (NR/NR)(e)
4,185,000	0.000	05/01/18	1,883,250
New River Community Development District Special Assessment Series 2006 A (NR/NR)(g)
545,000	5.350	05/01/38	5
New River Community Development District Special Assessment Series 2006 B (NR/NR)(g)
3,260,000	5.000	05/01/13	33
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005 (NR/NR)
1,100,000	5.375	07/01/20	1,122,132
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,305,000	5.000	04/01/19	1,484,868
1,375,000	5.000	04/01/20	1,571,666
1,445,000	5.000	04/01/21	1,652,386
1,680,000	5.000	04/01/24	1,890,958
1,765,000	5.000	04/01/25	1,964,904
1,005,000	5.000	04/01/26	1,108,224
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,075,000	6.125	05/01/35	1,131,341
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,475,000	6.125	05/01/35	1,410,542
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
3,295,000	5.125	05/01/17	3,163,101
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(g)
1,200,000	5.125	05/01/16	12,000
210,000	6.125	05/01/35	2,100
Parklands Lee Community Development District Special Assessment Refunding Series 2011 A (NR/NR)
3,140,000	5.800	05/01/35	3,148,666
Parklands West Community Development District Special Assessment Refunding Series 2012 A (NR/NR)
2,495,000	5.650	05/01/32	2,519,576
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(d)
28,500,000	0.000	05/01/36	10,580,910
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,150,000	5.400	05/01/36	2,286,503

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(g)
$6,355,000	5.400%	05/01/36	$64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(g)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(g)
2,600,000	5.000	02/01/11	26
Pelican Marsh Community Development District Special Assessment RB Series 2012 (NR/NR)
745,000	4.875	05/01/22	746,870
1,370,000	5.375	05/01/31	1,378,247
Pine Island Community Development District Utility System Bonds Series 2004 (NR/NR)(g)
1,355,000	5.300	11/01/10	704,600
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)(h)
235,000	3.250	05/01/20	234,995
245,000	3.500	05/01/21	244,995
255,000	3.750	05/01/22	254,995
265,000	4.000	05/01/23	264,992
275,000	4.250	05/01/24	274,992
290,000	4.500	05/01/25	289,991
2,805,000	4.750	05/01/33	2,804,888
Reunion East Community Development District Special Assessment Series 2002 A-1 (NR/NR)
9,160,000	7.200	05/01/22	9,186,564
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(g)
4,670,000	7.200	05/01/22	2,335,000
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,355,000	5.450	05/01/36	4,920,495
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
2,085,000	5.500	05/01/15	2,088,127
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,624,800
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
800,000	7.500	05/01/16	803,400
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	2,159,174
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,470,000	5.800	05/01/35	4,205,153
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,425,000	5.800	05/01/35	2,373,902

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(g)
$3,265,000	5.850%	05/01/34	$1,828,400
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,835,000	6.500	11/15/39	6,906,014
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(g)
455,000	5.500	11/01/10	273,000
Stonelake Ranch Community Development District Special Assessment Series 2004 A (NR/NR)
3,065,000	5.900	05/01/34	3,071,927
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (NR/Baa2)
2,500,000	5.125	10/01/38	2,555,400
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	527,370
750,000	6.125	05/01/42	780,390
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
2,500,000	5.500	05/01/34	2,636,850
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
1,195,000	5.850	05/01/35	1,200,234
Village Center Community Development District Recreational RB Series 2003 A (NATL-RE) (NR/Baa2)
5,780,000	5.000	11/01/32	5,886,294
Village Center Community Development District Recreational RB Series 2004 A (NATL-RE) (NR/Baa2)
5,875,000	5.125	11/01/36	6,068,405
Village Center Community Development District Recreational RB Subseries 1998 B (NR/NR)
900,000	8.250	01/01/17	903,807
Village Center Community Development District Recreational RB Subseries 1998 C (NR/NR)
1,500,000	7.375	01/01/19	1,507,185
Village Center Community Development District Recreational RB Subseries 2003 B (NR/NR)
4,005,000	6.350	01/01/18	4,125,470
Village Center Community Development District Recreational RB Subseries 2004 B (NR/NR)
2,430,000	5.875	01/01/15	2,506,253
Village Community Development District No. 10 Special Assessment Series 2012 (NR/NR)
5,000,000	5.125	05/01/43	5,070,450
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,250,000	4.000	05/01/33	1,257,188
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,500,000	4.000	05/01/34	2,514,375
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
9,020,000	6.375	05/01/38	10,777,547

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
$9,075,000	6.125%	05/01/39	$10,644,249
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
5,790,000	7.000	05/01/41	6,714,663
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,250,000	5.500	05/01/42	2,409,143
Villasol Community Development District RB Series 2003 A (NR/NR)(g)
3,755,000	6.600	05/01/34	2,816,250
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
16,000	5.350	05/01/39	15,756
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(e)
1,145,000	0.000	05/01/39	641,166
West Villages Improvement District Special Assessment Unit of Development No. 3 Series 2006 (NR/NR)(g)
11,745,000	5.500	05/01/37	5,050,350

			590,867,139

Georgia – 2.3%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
8,060,000	7.500	01/01/31	10,066,457
Atlanta Tax Allocation for Eastside Project Series 2005 B (A-/NR)
1,085,000	5.400	01/01/20	1,179,026
1,750,000	5.600	01/01/30	1,878,345
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (NR/WR)(i)
5,675,000	5.500	01/01/14	5,894,679
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (B-/NR)
8,000,000	8.750	06/01/29	10,088,960
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (B-/NR)
8,750,000	9.000	06/01/35	9,715,475
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,290,000	5.250	11/01/28	2,204,995
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125	02/15/34	1,782,533
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,683,650
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(f)
49,820,000	0.856	10/01/33	43,933,767

			89,427,887

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Guam – 1.1%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B/NR)
$2,500,000	6.625%	12/01/30	$2,688,225
3,355,000	6.875	12/01/40	3,639,907
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
2,400,000	5.375	12/01/24	2,621,952
3,000,000	5.625	12/01/29	3,273,270
2,750,000	5.750	12/01/34	3,037,265
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA-/A2)
2,750,000	5.000	10/01/30	3,114,017
Guam Power Authority RB Refunding Series 2012 A (BBB/Baa3)
1,500,000	5.000	10/01/34	1,617,525
Guam Power Authority RB Series 2010 A (BBB/Baa3)
11,705,000	5.500	10/01/40	12,698,169
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (BB/Ba2)
9,785,000	5.625	07/01/40	10,230,609

			42,920,939

Idaho – 0.4%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
1,500,000	5.250	09/01/30	1,543,260
15,285,000	5.250	09/01/37	15,628,607

			17,171,867

Illinois – 4.8%
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (A+/A2)
8,965,000	5.500	12/01/29	10,932,907
Chicago Illinois O’Hare International Airport Special Facility RB Refunding for American Airlines, Inc. Project Series 2007 (NR/WR)(g)
16,400,000	5.500	12/01/30	17,946,848
Chicago Illinois Second Lien Water RB Project Series 2012 (AA-/Aa3)
4,000,000	5.000	11/01/42	4,409,240
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
111,000	5.400	03/01/16	114,521
1,450,000	5.625	03/01/36	1,448,985
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
34,585,000	6.750	10/01/46	32,296,511
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	4,753,980
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
1,250,000	6.125	05/15/27	1,403,162
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,595,400
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
18,115,000	6.000	05/15/39	20,675,736

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba2)
$5,600,000	5.125%	01/01/25	$5,614,448
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC+/B3)
14,000,000	6.500	10/15/40	15,113,140
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(g)
15,000	4.500	06/01/14	2,625
3,225,000	5.000	06/01/24	564,375
8,000,000	5.375	06/01/35	1,400,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (BBB+/Baa2)
2,000,000	5.250	10/01/39	2,161,920
Illinois Finance Authority Water Facilities RB for American Water Capital Corp. Project Series 2010 (NR/Baa2)
10,500,000	5.250	05/01/40	11,248,335
Illinois GO Bonds Refunding Series 2012 (A-/A2)
2,000,000	5.000	08/01/25	2,210,060
Illinois GO Bonds Series 2012 (A-/A2)
1,000,000	5.000	03/01/37	1,063,510
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,377,000	6.250	03/01/34	2,455,275
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(b)(c)
20,000,000	9.713	04/04/13	23,013,400
Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (NR/NR)(i)
1,900,000	5.125	08/15/14	2,024,127
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)
4,567,000	6.000	03/01/36	3,969,773
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	890,039
1,010,000	4.750	10/01/32	1,057,965
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (BB/B1)
10,000,000	5.750	08/01/42	10,121,400
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
4,039,000	5.750	03/01/36	3,968,156

			185,455,838

Indiana – 1.3%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,266,044
1,500,000	5.000	10/01/32	1,273,890
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/Baa2)
3,250,000	5.250	08/01/36	3,431,220

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Finance Authority Environmental Improvement RB Refunding for United States Steel Corporation Project Series 2010 (BB/B1)
$9,750,000	6.000%	12/01/26	$10,402,568
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (A+/A1)
2,000,000	5.125	03/01/38	2,142,820
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
5,000,000	5.000	06/01/39	5,301,300
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,334,625
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
1,195,000	24.652	04/04/13	2,192,251
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/NR)(g)
7,737,197	6.500	11/15/31	154,744
Rockport Indiana RB Refunding for AK Steel Corp. Project Series 2012 A (AMT) (B-/B3)
14,000,000	7.000	06/01/28	14,644,560
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(b)
2,000,000	5.500	09/01/27	2,119,320

			49,263,342

Iowa – 0.6%
Coralville Iowa COPS Series 2006 D (NR/Baa2)
2,550,000	5.250	06/01/26	2,586,108
Iowa Finance Authority Midwestern Disaster Area RB for Alcoa, Inc. Projects Series 2012 (BBB-/Baa3)
19,195,000	4.750	08/01/42	19,265,638
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,431,476

			23,283,222

Kentucky – 0.8%
Kentucky Economic Development Finance Authority Health System RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (A-/Baa2)(d)
1,720,000	0.000	10/01/22	1,213,254
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	9,484,240
9,000,000	6.500	03/01/45	10,715,490
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA-/NR)(b)(c)
2,340,000	15.091	04/04/13	2,919,477
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	7,148,458

			31,480,919

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – 1.2%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB-/Baa3)
$5,000,000	6.500%	11/01/35	$5,946,700
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (BBB+/A3)
20,015,000	6.000	10/01/44	23,088,904
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	8,818,186
New Orleans GO Bonds Refunding Series 2012 (BBB/A3)
1,765,000	5.000	12/01/32	1,937,846
St. Charles Parish Gulf Opportunity Zone RB for Valero Energy Corp. Project Series 2010 (BBB/Baa2)(a)
7,500,000	4.000	06/01/22	8,222,550

			48,014,186

Maryland – 1.1%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
600,000	5.000	09/01/16	629,472
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,454,000	6.250	09/01/33	4,609,712
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,616,000	6.500	07/01/31	2,661,518
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,663,000	7.000	07/01/33	3,738,055
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,572,025
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	5,570,100
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BBB-/Baa3)
9,500,000	5.750	07/01/38	10,605,610
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,530,000	5.500	07/01/42	8,158,981
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,352,126

			40,897,599

Massachusetts – 0.5%
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
8,660,000	8.000	10/01/39	9,831,958
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	11,311,500

			21,143,458

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – 5.5%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (B-/WR)
$7,095,000	5.000%	05/01/32	$5,806,406
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	4,328,450
3,000,000	6.000	05/01/21	3,721,500
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Floating LIBOR Notes 2006 D (AGM) (AA-/A2)(f)
14,555,000	0.806	07/01/32	12,513,952
Detroit Michigan Water Supply System RB Senior Lien Series 2011 C (A+/Baa3)
1,705,000	5.000	07/01/41	1,772,586
Detroit Michigan Water Supply System Revenue Senior Lien Bonds Series 2011-A (A+/Baa3)
50,005,000	5.250	07/01/41	53,736,873
Michigan Finance Authority RB for Rol Railroad II Series 2012 R- 14017 (AAA/NR)(b)(c)
13,885,000	11.747	04/04/13	23,435,103
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
196,775,000	0.000	06/01/52	3,284,175
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	1,575,848
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB/Baa3)
4,000,000	5.375	06/01/26	4,284,320
9,835,000	5.500	06/01/35	10,485,094
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	50,120,000
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2011 A (AMT) (A/A2)
9,000,000	5.000	12/01/21	10,596,420
11,000,000	5.000	12/01/22	12,730,190
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
5,000,000	5.000	12/01/37	5,510,900
4,500,000	5.000	12/01/42	4,906,395
Wayne County Michigan Stadium Authority RB Series 2012 (AGM) (AA-/A2)
5,850,000	5.000	10/01/26	6,337,188

			215,145,400

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,667,100
3,750,000	6.000	06/15/39	4,043,588

			6,710,688

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
$2,985,000	5.250%	12/01/21	$3,188,308
1,825,000	5.250	12/01/26	1,917,747

			5,106,055

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(g)
1,535,000	6.000	07/01/37	322,350
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(g)
7,750,000	6.000	07/01/25	1,627,500
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
1,000,000	5.000	06/01/35	1,041,720
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(g)
1,250,000	5.750	04/01/27	650,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	670,437

			4,312,007

Nevada – 0.8%
Clark County Improvement District No. 142 Local Improvement Special Assessment Series 2012 (BBB-/NR)
2,335,000	4.000	08/01/22	2,342,122
1,760,000	4.000	08/01/23	1,755,494
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,730,000	4.800	03/01/15	1,706,386
1,990,000	4.900	03/01/17	1,934,101
2,460,000	5.000	03/01/20	2,347,775
2,480,000	5.100	03/01/21	2,354,363
1,280,000	5.100	03/01/22	1,196,275
3,495,000	5.125	03/01/25	3,151,616
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,330,000	5.000	09/01/25	1,333,378
Las Vegas Local Improvement District No. 607 Series 2004 (NR/NR)
1,230,000	5.900	06/01/17	1,263,628
1,275,000	5.900	06/01/18	1,301,329
470,000	6.000	06/01/19	478,122
4,660,000	6.250	06/01/24	4,740,105
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	55,636
Reno Health Facility RB for Catholic Healthcare West Series 2007 A (A/A3)
5,665,000	5.250	07/01/31	6,018,099

			31,978,429

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Hampshire – 0.5%
Manchester New Hampshire General Airport RB Refunding Series 2012 B (AGM) (AMT) (AA-/A2)
$2,800,000	5.000%	01/01/18	$3,117,856
3,000,000	5.000	01/01/19	3,349,530
2,580,000	5.000	01/01/20	2,879,487
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-/NR)(i)
1,000,000	5.500	07/01/15	1,112,880
1,400,000	5.875	07/01/15	1,569,736
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	1,070,107
4,185,000	5.250	06/01/36	4,224,674

			17,324,270

New Jersey – 3.4%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,832,625
1,000,000	5.000	06/15/28	1,118,740
1,000,000	5.000	06/15/29	1,113,740
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,054,830
1,000,000	5.000	06/15/37	1,066,760
1,000,000	5.125	06/15/43	1,072,290
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
1,640,000	5.000	09/01/34	1,827,944
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B3)
7,500,000	5.500	04/01/28	7,515,300
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
5,500,000	5.125	09/15/23	5,668,190
8,500,000	5.250	09/15/29	8,756,700
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2012 (AMT) (B/B3)
8,800,000	5.750	09/15/27	9,025,368
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
32,380,000	6.625	07/01/38	37,254,485
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB-/Baa3)
8,980,000	5.250	07/01/30	9,561,545
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
15,840,000	5.250	07/01/23	17,216,813
New Jersey Transportation Trust Fund Authority for Transportation System Bonds Series 2011 B (A+/A1)
7,000,000	5.000	06/15/42	7,576,450

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/A3)
$2,000,000	6.750%	12/01/38	$2,461,900
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (CCC/NR)(d)
164,600,000	0.000	06/01/41	8,397,892
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B2)
12,000,000	4.750	06/01/34	10,635,000

			134,156,572

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 A (BBB-/Baa3)
3,620,000	4.875	04/01/33	3,750,718
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB-/Baa3)
6,925,000	4.875	04/01/33	7,175,062
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB-/Baa3)
14,000,000	5.900	06/01/40	15,595,160
New Mexico State Hospital Equipment Loan Council First Mortgage RB Refunding for Haverland Charter Lifestyle Group Series 2013 (BBB-/NR)
2,000,000	5.000	07/01/42	2,002,780

			28,523,720

New York – 0.9%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,684,590
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
2,650,000	5.125	06/01/46	2,241,211
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA-/A3)
1,000,000	6.125	01/01/29	1,155,160
3,000,000	6.375	01/01/39	3,440,070
5,000,000	6.500	01/01/46	5,723,750
New York City Municipal Water Finance Authority Water & Sewer Systems Second General Resolution RB Series 2011 BB (AA+/Aa2)
7,500,000	5.000	06/15/44	8,277,900
Newburgh New York GO Serial Bonds Series 2012 A (NR/Ba1)
1,565,000	5.750	06/15/35	1,673,204
Niagara Area Development Corp. Solid Waste Disposal Facility RB for Covanta Energy Project Series 2012 A (AMT) (BB-/Ba2)
5,000,000	5.250	11/01/42	5,149,250

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
$5,000,000	5.125%	09/01/40	$5,451,200

			34,796,335

North Carolina – 0.8%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT) (NR/NR)
20,860,000	5.600	07/01/27	20,878,774
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa3)
1,000,000	5.700	05/01/34	1,114,940
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,830,058
1,000,000	5.000	03/01/37	1,014,320
1,000,000	5.000	03/01/42	1,011,430
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	518,290
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,545,165

			29,912,977

Ohio – 6.2%
Bowling Green City Student Housing RB for CFP I LLC-Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,730,870
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
16,500,000	5.125	06/01/24	15,134,790
44,000,000	5.875	06/01/30	39,744,760
2,000,000	5.875	06/01/47	1,794,100
48,805,000	6.500	06/01/47	47,432,115
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/B3)
10,000,000	6.250	06/01/37	9,350,800
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B3)
30,450,000	5.375	09/15/27	30,525,821
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (AMT) (B/B3)
7,465,000	5.700	12/01/19	7,468,061
Cleveland Airport System RB Refunding Series 2012 A (A-/Baa1)
8,500,000	5.000	01/01/29	9,480,050
3,250,000	5.000	01/01/31	3,591,120
Cleveland Airport System RB Refunding Series 2012 A (AGM) (AA-/A2)
6,900,000	5.000	01/01/30	7,756,497

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
$15,540,000	5.000%	01/01/27	$16,008,997
15,000,000	5.000	01/01/37	15,348,150
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,081,260
1,610,000	5.000	01/01/46	1,666,398
Jobsohio Beverage System Statewide Liquor Profits RB Refunding for Senior Lien Series 2013 A (AA/A2)
10,000,000	5.000	01/01/38	11,098,100
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB/B1)
8,730,000	6.750	12/01/40	9,552,279
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/Caa2)
7,250,000	5.650	03/01/33	7,147,340

			242,911,508

Oklahoma – 0.2%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB+/NR)
4,725,000	5.000	12/01/27	4,787,370
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,260,632
865,000	6.000	05/01/31	874,584

			7,922,586

Oregon – 0.2%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,858,585
Oregon Facilities Authority Student Housing RB for CHF- Ashland, L.L.C.-Southern Oregon University Project Series 2012 (AGM) (AA-/A2)
1,500,000	5.000	07/01/44	1,633,020

			6,491,605

Pennsylvania – 5.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,665,075
1,000,000	5.000	09/01/35	1,094,170
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (CC/Ca)
78,845,000	5.000	11/15/28	68,194,617
21,390,000	5.375	11/15/40	18,482,671
Allegheny County IDA Environmental Improvement RB Refunding for United States Steel Corp. Project Series 2009 (BB/B1)
1,200,000	6.750	11/01/24	1,330,596
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (NR/WR)
3,980,000	6.000	11/15/16	3,969,851
Allentown Neighborhood Improvement Zone Development Authority Tax RB 2012 A (NR/Baa2)
12,000,000	5.000	05/01/42	12,736,560

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
$500,000	5.000%	08/01/35	$532,780
1,000,000	5.000	08/01/45	1,044,240
Chester Economic Development Authority RB Series 2004 (MUN GOVT GTD) (NR/NR)
8,640,000	7.000	03/01/19	9,049,622
City of Philadelphia GO Bonds Series 2011 (BBB+/A2)
4,000,000	6.000	08/01/36	4,585,560
Clairton Municipal Authority Sewer RB Series 2012 B (BBB/NR)
1,000,000	5.000	12/01/37	1,044,350
1,000,000	5.000	12/01/42	1,041,150
Dauphin County General Authority Health System RB for Pinnacle Health System Project Series 2012 A (A/A3)
7,690,000	5.000	06/01/42	8,171,471
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(f)
48,250,000	0.970	05/01/37	41,079,085
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,438,794
1,500,000	5.000	04/01/33	1,514,055
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005 (NR/NR)
2,000,000	6.125	02/01/28	2,033,780
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Amtrak Project Series 2012 A (AMT) (A-/A1)
2,750,000	5.000	11/01/41	2,926,385
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB/Baa3)
7,400,000	6.250	01/01/32	8,516,734
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 A (CCC+/NR)
1,000,000	7.500	05/01/20	1,122,740
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (CCC+/NR)
2,500,000	8.000	05/01/29	2,966,900
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(f)
13,095,000	0.806	07/01/27	11,199,630
10,750,000	0.856	07/01/39	7,993,700
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,429,640
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-/NR)
3,000,000	5.250	09/01/26	3,008,190
3,000,000	5.250	09/01/31	2,961,540

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BBB-/Ba1)
$3,940,000	5.625%	07/01/42	$4,325,017

			228,458,903

Puerto Rico – 7.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba1)
60,165,000	6.000	07/01/38	60,831,628
38,845,000	6.000	07/01/44	39,031,068
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (Radian-IBCC) (NR/Ba1)
1,710,000	6.000	07/01/44	1,717,438
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba1)
30,870,000	5.000	07/01/33	28,291,429
5,000,000	5.125	07/01/37	4,533,000
25,000,000	5.250	07/01/42	22,778,500
3,000,000	6.000	07/01/47	3,020,820
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (BBB-/Baa3)
8,780,000	6.000	07/01/39	8,920,480
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (BBB-/Baa3)
2,080,000	5.000	07/01/41	1,868,568
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB+/Baa2)
9,700,000	5.250	07/01/26	9,763,050
Puerto Rico Electric Power Authority RB Series 2010 XX (BBB+/Baa2)
25,000,000	5.250	07/01/40	23,883,000
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BBB+/Baa3)(d)
4,750,000	0.000	07/01/34	1,306,250
2,000,000	0.000	07/01/35	512,020
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (FGIC) (BBB+/Baa3)(d)
10,720,000	0.000	07/01/31	3,632,794
10,085,000	0.000	07/01/45	1,294,208
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB-/Baa3)
2,000,000	6.250	07/01/23	2,203,400
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB-/Baa3)
1,000,000	6.125	07/01/23	1,066,790
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/A3)
21,550,000	6.000	08/01/42	23,139,528
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (A+/A3)(d)
10,000,000	0.000	08/01/36	2,552,600

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A3)(d)
$25,000,000	0.000%	08/01/39	$5,165,500
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (A+/A3)
7,000,000	5.000	08/01/43	6,934,760
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A3)(e)
12,750,000	0.000	08/01/32	13,194,847
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2010 A (A+/A3)(e)
10,000,000	0.000	08/01/33	8,029,000

			273,670,678

Rhode Island – 0.1%
Providence Rhode Island GO Bonds Series 2013 A (BBB/Baa1)
1,095,000	5.000	01/15/26	1,229,061
1,100,000	5.000	01/15/27	1,225,983
1,150,000	5.000	01/15/28	1,273,705
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
85,300,000	0.000	06/01/52	1,714,530

			5,443,279

South Carolina – 0.2%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,905,000	6.875	11/01/35	3,854,079
South Carolina Jobs-Economic Development Authority Hospital Refunding RB for Palmetto Health Series 2011 A (AGM) (AA-/A2)
4,000,000	6.500	08/01/39	4,812,080

			8,666,159

South Dakota – 0.1%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (A+/A1)
5,000,000	5.000	11/01/40	5,325,600

Tennessee – 1.0%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,560,000	5.125	04/01/23	1,613,711
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-/NR)
350,000	5.000	10/01/15	377,111
6,710,000	5.000	10/01/25	6,982,627
7,500,000	5.125	10/01/35	7,718,175
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A (NR/NR)(i)
1,000,000	6.250	02/15/14	1,051,550
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,612,515

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
$5,500,000	6.500%	07/01/38	$6,586,305
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,105,020
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT) (NR/NR)(a)(g)
8,680,000	5.750	04/01/25	5,275,617
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,080,580
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
1,500,000	5.250	12/01/42	1,504,395
2,000,000	5.375	12/01/47	2,011,080

			38,918,686

Texas – 5.5%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (NR/NR)(g)
12,000,000	5.750	12/01/29	13,162,080
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
180,000	9.750	01/01/26	182,884
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
8,650,000	9.750	01/01/26	8,787,708
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,704,382
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CC/C)
4,740,000	5.000	03/01/41	301,464
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CC/C)
9,275,000	6.750	10/01/38	695,625
Dallas County Flood Control District No.1 GO Bonds Refunding Series 2002 (NR/NR)
6,000,000	7.250	04/01/32	6,011,040
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (NR/WR)(g)
9,230,000	6.000	11/01/14	9,916,620
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (AMT) (NR/Ba2)
13,245,000	6.150	01/01/16	13,259,305
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
2,500,000	4.750	05/01/38	2,561,800
Houston Airport System RB Refunding Sub Lien Series 2012 A (AMT) (A/NR)
5,045,000	5.000	07/01/28	5,616,952

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (B/B3)
$1,000,000	5.700%	07/15/29	$1,002,660
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B/B3)
4,000,000	6.625	07/15/38	4,493,760
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
5,200,000	6.300	11/01/29	6,039,540
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
5,165,000	5.625	02/15/35	5,296,966
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	29,158,969
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	58,393,019
Port of Bay City Authority of Matagorda County RB for Hoechst Celanese Corp. Project Series 1996 (AMT) (B+/B1)
1,870,000	6.500	05/01/26	1,872,038
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/C)
5,950,000	5.200	05/01/28	371,875
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	4,237,768
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/Baa2)(f)
7,825,000	0.888	12/15/26	6,606,413
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 (BBB/A3)
3,425,000	5.000	12/15/32	3,613,306
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,884,725
Texas Transportation Commission Central Texas Turnpike System First Tier RB Refunding First Tier Series 2012 A (A-/Baa1)
5,000,000	5.000	08/15/41	5,366,950
Tomball Hospital Authority RB Refunding Series 2005 (ETM) (NR/Aaa)(i)
250,000	5.000	07/01/15	275,727
Tomball Hospital Authority RB Refunding Series 2005 (NR/Aaa)(i)
14,500,000	5.000	07/01/15	15,992,195

			215,805,771

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (BBB-/Baa3)
2,000,000	6.000	10/01/39	2,209,940

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Utah – 0.8%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
$26,852,000	7.100%	08/15/23	$30,666,864

Vermont – 0.1%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,328,054
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (A-/Baa1)
2,250,000	5.000	10/01/42	2,489,985

			3,818,039

Virginia – 0.7%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,019,750
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	4,145,175
2,000,000	6.625	03/01/26	2,300,260
7,000,000	6.875	03/01/36	8,015,770
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	502,620
1,100,000	6.125	01/01/35	1,105,390
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	752,485
1,000,000	5.300	09/01/31	1,018,660
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	517,445
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
4,250,000	5.500	01/01/42	4,564,882
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,950,200

			28,892,637

Washington – 1.4%
Port of Seattle Industrial Development Corporation Special Facilities RB Refunding for Delta Air Lines, Inc. Project Series 2012 (AMT) (B-/NR)
4,000,000	5.000	04/01/30	4,053,080
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
3,955,000	13.771	01/01/23	6,590,928
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
4,150,000	13.777	01/01/24	6,804,962
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
3,000,000	5.250	12/01/25	3,393,030
4,000,000	5.750	12/01/35	4,355,840

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)
$3,000,000	5.000%	12/01/42	$3,117,330
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/A1)
750,000	6.000	08/15/39	857,063
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/A1)
1,750,000	6.000	08/15/39	1,999,813
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2012 A (AA-/A1)
3,290,000	5.000	08/15/42	3,601,267
10,000,000	4.000	08/15/46	9,504,600
Washington Health Care Facilities Authority RB for Swedish Health Services Series 2011 A (AAA/WR)(i)
8,505,000	6.250	05/15/21	11,534,736

			55,812,649

West Virginia – 0.3%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2010 A (BBB/Baa2)
4,000,000	5.375	12/01/38	4,460,160
West Virginia Higher Education Policy Commission RB Refunding for Higher Education Facilities Series A (A+/Aa3)
5,000,000	4.000	04/01/34	5,171,950

			9,632,110

Wisconsin – 1.9%
Kaukauna Wisconsin Environmental Improvement RB for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
6,510,000	5.250	06/01/29	6,754,450
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Improvements Obligated Group Series 2012 B (AMT) (BBB-/NR)
3,000,000	5.000	07/01/42	3,105,330
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+/NR)
1,500,000	6.100	05/01/34	1,564,065
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125	05/15/29	6,023,633
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
2,200,000	5.000	05/15/36	2,246,310
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB/NR)
3,000,000	5.100	03/01/25	3,092,370
3,800,000	5.250	03/01/35	3,929,618
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250	08/15/31	2,139,040
27,365,000	5.250	08/15/34	29,249,354

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006 (NR/NR)
$1,275,000	5.650%	08/01/21	$1,296,407
2,385,000	5.800	08/01/29	2,401,719
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,620,000	5.125	08/15/30	11,323,150

			73,125,446

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,541,468,412)			$3,746,827,559

Other Municipal Debt Obligations(a)(b) – 1.6%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2000 (AMT) (NR/Ba2)
$4,000,000	5.200%	09/30/14	$3,801,160
14,000,000	5.750	09/30/19	14,000,280
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba3)
3,000,000	5.400	09/30/14	2,550,630
3,000,000	5.800	09/30/19	2,550,660
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 A-2 (AMT) (NR/Ba1)
6,000,000	4.900	09/30/14	5,940,480
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/B1)
6,000,000	5.900	09/30/20	4,801,680
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba1)
8,000,000	5.125	09/30/15	7,920,320
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba2)
8,000,000	5.300	09/30/15	7,442,240
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)
4,000,000	5.500	09/30/15	3,321,080
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2013 (NR/Ba1)
10,000,000	5.000	01/31/18	10,003,800

			62,332,330

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $65,345,607)			$62,332,330

Shares	Description	Value

Common Stock – 0.0%
280	Delta Air Lines, Inc.(j)	$4,623
(Cost $0)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments(f) – 0.1%
Mississippi – 0.1%
Mississippi Business Finance Commission Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Series 2010 I (A-1+/VMIG1)
$2,000,000	0.130%	04/01/13	$2,000,000

New York – 0.0%
New York City VRDN GO Bonds for Subseries 1993 A-8 (LOC-JPMorgan Chase Bank, N.A.) (A-1/VMIG1)
1,000,000	0.130	04/01/13	1,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,000,000)			$3,000,000

TOTAL INVESTMENTS – 97.8%
(Cost $3,609,814,019)			$3,812,164,512

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%			85,537,990

NET ASSETS – 100.0%			$3,897,702,502

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $155,361,140, which represents approximately 4.0% of net assets as of March 31, 2013.

(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Zero coupon bond until next reset date.
(f)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2013.

(g)	Security is currently in default.
(h)	When-issued security.
(i)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(j)	Non-income producing security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BNY	—Insured by the Bank of New York Mellon Corp.
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF CITY	—General Obligation of City
GO OF CORP	—General Obligation of Corporation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
LOC	—Letter of Credit
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which re-insures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
Radian	—Insured by Radian Asset Assurance
Radian IBCC	—Insured by Radian Asset Insurance Bond Custodial Certificate
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
TCRS	—Transferable Custodial Receipts
VRDN	—Variable Rate Demand Notes
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$4,000	1.000%	03/20/23	1.275%	$(197,923)	$112,352
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.700	06/20/21	1.136	—	395,373
	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	9,000	1.000	03/20/23	1.275	(445,326)	252,791
	Illinois State GO Bonds Series A, 5.000%, 06/01/29	10,000	1.830	06/20/21	1.684	—	97,948
Morgan Stanley & Co. International PLC	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	8,000	1.000	03/20/23	1.275	(334,701)	163,559
TOTAL						$(977,950)	$1,022,023

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Morgan Stanley Capital Services, Inc.	$85,000	03/26/43	3 Month LIBOR	3.023%	$—	$(199,040)

FORWARD CONTRACTS — At March 31, 2013, the Fund had the following Rate Lock:

RATE LOCK WITH UNREALIZED GAIN

Counterparty	Description	Referenced Obligation	Notional Amount (000’s) Long (Short)	Termination Date	Unrealized Gain

Deutsche Bank AG	Municipal Market Data (MMD) Rate Lock	30 Year MMD Index	$(10,000)	06/24/13	$46,290

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 96.9%
Alabama – 1.1%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	11.962%	11/03/16	$1,443,850
Alabama State Port Authority RB for Docks Facilities Series 2010 (BBB+/NR)
2,500,000	5.750	10/01/30	2,965,925
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,831,210
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	620,431
100,000	5.000	11/15/21	105,433

			6,966,849

Alaska – 0.2%
Anchorage Alaska Water RB Refunding Series 2004 (NATL-RE) (AA/WR)(d)
1,000,000	5.125	05/01/14	1,052,550

Arizona – 1.7%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(e)
5,150,000	1.016	01/01/37	4,861,755
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,590,764
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB+/Baa1)(a)(e)
2,000,000	5.500	06/01/14	2,101,460
Northern Arizona University RB Series 2003 (FGIC) (A+/A1)(d)
1,235,000	5.500	06/01/14	1,309,680

			10,863,659

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AA+/NR)
505,000	5.500	07/01/23	543,506

California – 21.3%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,492,200
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,501,900
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,195,090
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (AA-/WR)
1,000,000	5.750	09/01/23	1,019,740

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2009 (A/A1)
$5,000,000	5.250%	10/01/25	$5,964,900
5,000,000	6.500	04/01/33	6,153,900
2,750,000	6.000	04/01/38	3,255,835
California State Various Purpose GO Bonds Series 2010 (A/A1)
1,250,000	6.000	03/01/33	1,534,087
1,500,000	5.500	03/01/40	1,754,895
California State Various Purpose GO Bonds Series 2013 (A/A1)
2,400,000	5.000	02/01/43	2,638,368
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A/NR)
1,435,000	5.750	08/15/38	1,633,030
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,407,040
California Statewide Community Development Authority Water & Wastewater RB Unrefunded Balance Series 2004 (AGM) (AA-/A2)
155,000	5.250	10/01/19	160,210
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(f)
6,500,000	0.000	06/01/34	2,427,035
Eastern California Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006 (NR/NR)
385,000	5.000	09/01/36	373,612
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
355,000	5.000	09/01/36	363,101
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)
6,000,000	5.000	08/01/27	6,716,040
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	536,845
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(f)
18,000,000	0.000	06/01/47	1,489,140
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(f)
19,500,000	0.000	06/01/47	404,820
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-3 (AA+/Aaa)(d)
350,000	7.875	06/01/13	354,357
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-5 (AA+/Aaa)(d)
650,000	7.875	06/01/13	658,092
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR) (FGIC) (AA-/A2)
3,500,000	5.000	06/01/35	3,662,505

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (A-/A2)
$1,150,000	5.000%	06/01/29	$1,157,176
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (A-/A2)
5,000,000	5.000	06/01/45	5,213,950
Hacienda La Puente California Unified School District GO Bonds for Election of 2000 Series 2003 B (AGM) (AA-/Aa3)(d)
1,200,000	5.250	08/01/13	1,219,884
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000	09/01/25	597,921
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250	08/01/39	5,918,950
Los Angeles County Metropolitan Transportation Authority RB Refunding for Union Station Project Series 2004 D (AMBAC) (A/A1)
2,100,000	0.458	07/01/27	1,947,306
Los Angeles Department of Airports RB Refunding for Los Angeles International Airport Series 2010 A (Non-Amt) (AA/Aa3)
3,000,000	5.000	05/15/35	3,367,530
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA-/Aa3)(f)
2,000,000	0.000	08/01/37	586,020
4,500,000	0.000	08/01/38	1,238,310
4,500,000	0.000	08/01/39	1,161,810
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(f)
1,205,000	0.000	08/01/26	656,424
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,373,420
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	4,346,440
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA-/Aa3)(g)
5,000,000	0.000	08/01/35	3,531,450
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,214,384
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
2,500,000	6.750	11/01/39	2,806,500
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/A1)(g)
6,450,000	0.000	08/01/38	5,658,198
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA-/A1)(f)
2,150,000	0.000	08/01/31	902,957
4,150,000	0.000	08/01/32	1,643,608
3,500,000	0.000	08/01/33	1,310,855
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
3,500,000	5.000	05/01/33	3,789,065

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(e)
$3,000,000	0.722%	12/01/35	$2,806,800
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (AGM) (AA+/Aa1)(d)
3,000,000	5.000	05/01/15	3,290,520
San Diego Community College District GO Bonds Refunding Series 2012 (AA+/Aa1)
2,575,000	5.000	08/01/27	3,081,503
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000	05/01/33	5,542,150
San Diego Public Facilities Financing Authority Water RB Refunding Subseries 2012 A (AA-/Aa3)
2,500,000	5.000	08/01/31	2,893,075
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(f)
5,000,000	0.000	07/01/39	1,425,250
San Francisco City & County GO Bonds for Earthquake Safety & Emergency Response Series 2012 A (AA/Aa1)
3,930,000	3.000	06/15/22	4,157,036
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BB/Baa2)(f)
1,605,000	0.000	01/15/26	843,107
Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007 (NR/NR)
1,865,000	5.000	09/01/37	1,870,707
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/A1)
310,000	5.250	06/01/34	314,830
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (NR/Baa2)
725,000	5.250	09/01/19	744,597
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A+/WR)(f)
1,175,000	0.000	08/01/25	687,927

			132,996,402

Colorado – 1.3%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A+/A1)
800,000	5.000	03/01/25	834,032
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	1,188,387
Denver Colorado Airport System RB Series 2012 B (A+/A1)
2,000,000	5.000	11/15/43	2,272,840
E-470 Public Highway Authority RB Series 2010 A (BBB-/Baa2)(f)
6,000,000	0.000	09/01/40	1,411,320

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (NR/Aa2)
$2,200,000	5.250%	12/01/26	$2,498,672

			8,205,251

District of Columbia – 1.2%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/A1)
490,000	6.250	05/15/24	501,829
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,186,010
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)
5,000,000	6.000	10/01/35	6,035,750

			7,723,589

Florida – 10.5%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A-/NR)
1,300,000	5.000	05/01/19	1,414,049
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,265,000	6.000	05/01/35	2,390,753
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,135,000	5.750	05/01/35	2,149,091
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,283,494
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
885,000	5.375	05/01/36	933,657
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (AGM) (AA-/Aaa)(d)
1,000,000	5.250	08/15/14	1,068,460
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
445,000	5.000	05/01/21	456,223
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (NR/Baa2)
125,000	4.750	10/01/36	119,709
Crossings At Fleming Island Community Development District Special Assignment Refunding Series 2000 B (NATL-RE) (NR/Baa2)
955,000	5.800	05/01/16	955,315
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004 (NR/NR)
1,470,000	6.000	05/01/34	1,476,703
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,204,230
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
2,000,000	5.000	10/01/21	2,368,760

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (BB/Baa2)
$2,755,000	5.375%	05/01/22	$2,923,358
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,710,000	5.750	05/01/35	1,712,018
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	306,171
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,215,000	5.875	05/01/35	2,380,062
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+/NR)
2,500,000	5.000	11/15/13	2,551,600
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	829,500
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
875,000	6.000	05/01/35	885,334
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA-/A2)
1,200,000	6.000	02/01/30	1,386,900
1,500,000	6.000	02/01/31	1,730,325
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
5,000,000	5.000	03/01/30	5,342,300
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A/NR)
500,000	5.250	10/01/13	512,015
425,000	5.250	10/01/14	455,217
575,000	5.250	10/01/16	657,438
Miami-Dade County Florida Expressway Authority RB Series 2004 B (NATL-RE FGIC) (A-/A3)
1,000,000	5.250	07/01/26	1,055,240
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA-/A2)
1,250,000	5.375	10/01/40	1,354,462
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,386,339
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(d)
1,335,000	7.125	11/01/16	1,510,900
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
890,000	5.500	05/01/36	911,155
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	1.375	05/01/14	89,976
85,000	1.625	05/01/15	84,957
90,000	1.875	05/01/16	89,932
90,000	2.125	05/01/17	89,912
95,000	2.500	05/01/18	94,864

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
$90,000	2.750%	05/01/19	$89,849
100,000	3.000	05/01/20	99,809
660,000	3.750	05/01/26	657,954
1,235,000	4.000	05/01/35	1,229,578
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
605,000	5.450	05/01/36	639,176
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,367,100
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (NR/Baa2)
250,000	4.625	10/01/30	254,387
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (BB/Baa2)
1,395,000	4.500	05/01/18	1,520,299
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
870,000	5.350	05/01/35	880,892
Trails at Monterey Community Development District Special Assessment Refunding Bonds, Series 2012 (A-/NR)
1,210,000	4.500	05/01/33	1,244,497
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
4,305,000	5.850	05/01/35	4,323,856
Village Community Development District No. 5 Special Assessment Series 2003 A (NR/NR)(d)
2,140,000	6.100	05/01/13	2,171,330
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,775,000	5.250	05/01/37	1,850,260
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	995,865

			65,485,271

Georgia – 1.0%
Atlanta Airport RB Refunding Series 2012 C (AMT) (A+/A1)
1,250,000	5.000	01/01/27	1,416,300
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (NR/WR)(d)
365,000	5.500	01/01/14	379,129
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/A1)
4,075,000	5.250	07/01/36	4,729,241

			6,524,670

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
600,000	5.375	12/01/24	655,488
850,000	5.625	12/01/29	927,427
750,000	5.750	12/01/34	828,345

			2,411,260

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Idaho – 0.5%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
$1,000,000	6.750%	11/01/37	$1,167,210
Idaho Housing and Finance Association Grant and Revenue Anticipation Bonds Federal Highway Trust Fund RB Series 2012 A (A+/Aa3)
2,185,000	4.000	07/15/30	2,262,087

			3,429,297

Illinois – 5.1%
Chicago Illinois O’Hare International Airport RB Refunding Senior Lien Series 2012 B (AMT) (A-/A2)
7,130,000	5.000	01/01/32	7,761,076
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A2)
490,000	5.250	01/01/34	501,177
Chicago Illinois Sales Tax RB Series 2011 A (AAA/Aa3)
2,000,000	5.000	01/01/41	2,197,320
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
705,000	6.250	11/15/13	707,023
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	396,714
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba2)
400,000	5.125	01/01/25	401,032
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB/NR)
400,000	5.050	08/01/29	422,392
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (A+/A1)
4,020,000	5.250	02/01/22	4,535,444
Illinois State GO Bonds Series 2012 A (A-/A2)
2,500,000	4.000	01/01/26	2,520,100
Illinois State GO Bonds Unrefunded (NATL-RE) (A-/A2)
975,000	5.000	06/01/19	981,679
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA-/Aa2)
2,725,000	9.000	11/01/16	3,399,656
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,363,118
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA-/NR)
2,320,000	5.500	03/01/32	2,477,041
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (GO OF DIST) (AA-/NR)(f)
6,500,000	0.000	12/01/25	4,065,945

			31,729,717

Indiana – 1.6%
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/Baa2)
2,000,000	5.250	08/01/36	2,111,520

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
$1,000,000	5.000%	07/01/48	$1,013,540
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
205,000	24.652	11/01/27	376,077
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	723,411
Indianapolis Indiana Gas Utility RB Second Lien Series 2008 A (ASSURED GTY) (AA-/A2)(a)
3,500,000	5.000	08/15/13	3,550,680
Jasper County PCRB Refunding for Northern RMKT 08/25/08 Series 1994 C (NATL-RE) (BBB-/Baa2)
650,000	5.850	04/01/19	752,486

140,000	4.650	07/05/13	141,520
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,452,612

			10,121,846

Iowa – 0.2%
Coralville Iowa COPS Series 2006 D (NR/Baa2)
1,325,000	5.250	06/01/22	1,365,307

Kentucky – 1.9%
Kentucky Economic Development Finance Authority RB for Ashland Hospital Corp. King’s Daughters Medical Center Series 2010 (A+/A1)
3,000,000	5.000	02/01/40	3,159,210
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA-/NR)(b)(c)
470,000	15.091	05/01/39	586,391
Kentucky Economic Development Finance Authority System RB for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (NR/WR)(d)
1,085,000	6.000	10/01/13	1,126,035
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (NR/Baa2)
2,165,000	6.000	10/01/18	2,226,984
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(d)
3,750,000	6.125	02/01/18	4,687,687

			11,786,307

Louisiana – 1.5%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	704,356

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
$2,560,000	4.750%	03/01/19	$2,694,784
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA-/A2)
1,230,000	5.250	08/01/28	1,431,486
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A-/A3)
1,000,000	5.250	09/01/15	1,015,710
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA-/A3)
1,350,000	6.000	01/01/23	1,572,237
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (BBB+/Baa1)
500,000	5.000	04/01/30	547,330
Tobacco Settlement Financing Corp. RB for Asset-Backed Bonds Series 2001 B (A-/A3)
1,220,000	5.875	05/15/39	1,236,470

			9,202,373

Maryland – 1.0%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,088,000	6.500	07/01/31	1,106,931
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
255,000	5.600	07/01/20	255,181
555,000	5.700	07/01/29	555,228
Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	526,730
750,000	5.500	08/15/33	786,757
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
1,025,000	5.375	12/01/14	1,062,761
500,000	5.625	12/01/16	536,720
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,727,070

			6,557,378

Massachusetts – 2.0%
Massachusetts Bay Transportation Authority Assessment RB Series 2004 A (AA+/Aa1)(d)
1,000,000	5.000	07/01/14	1,059,240
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,987,600
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,760,000	6.350	01/01/30	1,934,592

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
$3,000,000	5.750%	07/01/31	$3,355,740

			12,337,172

Michigan – 0.7%
Michigan Finance Authority RB for Rol Railroad II Series 2012 R- 14017 (AAA/NR)(b)
2,780,000	11.747	04/04/13	4,692,084

Minnesota – 0.8%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A3)
1,500,000	6.750	11/15/32	1,780,170
St. Paul Minnesota Housing & Redevelopment Authority RB for Healthpartners Obligated Group Project Series 2006 (A-/A3)
2,900,000	5.250	05/15/36	3,021,800

			4,801,970

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
1,095,000	5.375	10/01/33	1,249,505

Missouri – 0.9%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
270,000	4.750	06/01/25	283,627
4,125,000	5.000	06/01/35	4,297,095
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,097,570

			5,678,292

Nevada – 0.4%
Clark County Nevada School District GO Bonds Refunding Series 1998 (AGM) (AA-/Aa3)
800,000	5.500	06/15/13	808,376
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
605,000	4.850	12/01/15	622,297
1,355,000	5.100	12/01/22	1,370,664

			2,801,337

New Hampshire – 0.4%
New Hampshire Municipal Bond Bank RB Series 2003 (NATL-RE) (AA/WR)(d)
1,000,000	5.250	08/15/13	1,018,460
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB/NR)
1,250,000	5.200	05/01/27	1,457,263

			2,475,723

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – 5.7%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/A1)
$360,000	5.000%	09/01/34	$401,256
New Jersey Economic Development Authority RB Prerefunded for School Facilities Construction Series 2009 (ASSURED GTY) (AA-/A1)(d)
325,000	6.000	12/15/18	415,019
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A+/A1)
4,000,000	5.500	12/15/29	4,632,800
New Jersey Economic Development Authority RB Unrefunded Balance for School Facilities Construction Series 2009 (ASSURED GTY) (AA-/A1)
675,000	6.000	12/15/34	806,085
New Jersey Economic Development Authority Water Facilities RB Refunding for American Water Co., Inc. Project Series 2010 B (AMT) (A/A2)
2,000,000	5.600	11/01/34	2,255,900
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	617,790
175,000	5.500	07/01/30	180,532
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,876,350
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA-/A2)
3,000,000	6.125	06/01/30	3,310,620
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AMT) (AA/Aa2)
485,000	6.150	10/01/23	526,327
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (A+/A3)
6,275,000	0.210	01/01/30	5,669,717
New Jersey State Turnpike Authority RB Refunding Series 2012 B (A+/A3)
1,810,000	5.000	01/01/28	2,072,649
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,945,812
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A+/A1)
5,260,000	5.500	06/15/41	6,044,424
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (CCC/NR)(f)
11,250,000	0.000	06/01/41	573,975
Tobacco Settlement Financing Corp. RB Series 2003 (AA+/Aaa)(d)
300,000	6.750	06/01/13	303,183
Tobacco Settlement Financing Corp. RB Series 2007 1-A (B-/B1)
3,015,000	4.625	06/01/26	2,929,404

			35,561,843

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB-/Baa3)
2,500,000	5.900	06/01/40	2,784,850

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Mexico – (continued)
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
$1,000,000	5.250%	06/01/31	$1,116,940

			3,901,790

New York – 4.3%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (AA-/Aa3)
6,500,000	5.750	05/01/26	7,709,260
4,500,000	5.750	05/01/29	5,158,575
New York City GO Bonds Series 2006 A (AA/Aa2)
400,000	5.000	08/01/18	453,644
New York Mortgage Agency RB for Homeowner Mortgage Series 2003-109 (AMT) (NR/Aa1)
900,000	4.800	10/01/23	904,806
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (NR/A3)
1,500,000	5.500	11/01/14	1,615,485
New York State Dormitory Authority RB for Personal Income Tax Series 2012 B (AAA/NR)
3,500,000	5.000	03/15/42	3,903,200
New York State Energy Research & Development Authority RB for Consolidated Edison Company Subseries 2004 B1-1 (XLCA) (A-/A3)
5,000,000	0.175	05/01/32	4,316,517
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/Aa3)
2,600,000	5.500	06/01/19	2,621,632

			26,683,119

North Carolina – 0.5%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,312,160
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA-/A3)
500,000	6.000	01/01/19	577,610

			2,889,770

Ohio – 0.4%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
440,000	5.125	06/01/24	403,594
2,000,000	5.875	06/01/30	1,806,580

			2,210,174

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB+/NR)
240,000	5.000	12/01/27	243,168
140,000	5.125	12/01/36	141,000

			384,168

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oregon – 0.7%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)
$1,500,000	8.250%	01/01/38	$1,891,800
Oregon State GO Bonds Refunding for Oregon University System Series 2012 A (AA+/Aa1)
2,100,000	5.000	08/01/27	2,534,322

			4,426,122

Pennsylvania – 0.9%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (A/Baa2)
2,000,000	7.500	09/01/26	2,431,000
Montgomery County Pennsylvania Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A+/A2)(d)
150,000	5.375	11/15/14	162,063
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (A-/A3)
2,500,000	4.000	10/01/23	2,698,025
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A+/A2)(d)
225,000	5.375	11/15/14	242,714

			5,533,802

Puerto Rico – 5.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba1)
3,635,000	6.125	07/01/24	3,854,590
2,000,000	6.000	07/01/38	2,022,160
2,500,000	6.000	07/01/44	2,511,975
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BBB-/Baa3)
3,000,000	6.500	07/01/37	3,140,310
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (BBB-/Baa2)
2,000,000	6.000	07/01/27	2,067,800
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Ba1)
900,000	5.250	07/01/18	903,600
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/A3)
2,650,000	6.000	08/01/42	2,845,464
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A3)
2,500,000	6.000	08/01/39	2,691,300
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A3)(g)
13,000,000	0.000	08/01/32	13,453,570

			33,490,769

South Carolina – 0.8%
City of Columbia Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
2,500,000	5.000	02/01/41	2,831,500

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
$2,500,000	5.000%	08/01/30	$2,501,775

			5,333,275

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500	07/01/35	544,255
300,000	5.250	07/01/38	321,522

			865,777

Tennessee – 1.3%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,881,766
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,841,777
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,018,410
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,229,633

			7,971,586

Texas – 14.0%
Arlington Permanent Improvement GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,185,000	3.000	08/15/19	1,293,285
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/A3)
2,675,000	5.375	02/15/29	2,890,980
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
2,500,000	5.000	11/01/27	2,838,425
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	711,263
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	11,376,000
Houston Airport System RB Sub Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)
4,450,000	0.408	07/01/32	4,094,979
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/Aa2)
1,000,000	5.250	05/15/25	1,050,510

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Houston Utilities System RB Refunding First Lien Series 2007 A (BHAC-CR) (AGM) (AA+/Aa1)
$10,000,000	5.000%	11/15/36	$11,511,900
Lower Colorado River Authority RB Prerefunded Series 2008 (NR/A1)(d)
4,460,000	5.750	05/15/15	4,967,414
Lower Colorado River Authority RB Prerefunded Series 2008 (NR/NR)(d)
100,000	5.750	05/15/15	111,377
Lower Colorado River Authority RB Unrefunded Balance Series 2008 (NR/A1)
440,000	5.750	05/15/37	470,606
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,509,885
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (BBB/Baa2)
2,500,000	5.200	05/01/30	2,708,850
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	156,153
235,000	5.625	02/15/35	241,004
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (AMT) (BBB/NR)(a)
1,000,000	6.000	08/01/13	1,017,810
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(g)
1,000,000	0.000	09/01/43	730,290
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,991,250
1,100,000	6.250	01/01/39	1,253,659
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)
1,000,000	5.500	09/01/41	1,166,800
1,000,000	6.000	09/01/41	1,219,860
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(g)
6,000,000	0.000	01/01/43	6,576,780
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,622,400
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,608,391
1,000,000	5.500	02/01/29	1,128,720
1,670,000	5.500	02/01/31	1,881,673
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,447,060
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,176,191

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa2)
$1,715,000	5.250%	02/01/25	$1,871,905
1,900,000	5.250	02/01/27	2,062,887
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	430,874
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa2)
3,000,000	6.250	12/15/26	3,872,550
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 (BBB/A3)
575,000	5.000	12/15/32	606,614
Tomball Hospital Authority RB Refunding Series 2005 (NR/Aaa)(d)
900,000	5.000	07/01/15	992,619

			87,590,964

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)
1,750,000	5.250	10/01/16	1,863,295

Utah – 0.3%
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
474,000	5.875	07/01/39	495,861
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
1,570,000	5.900	07/01/36	1,626,488

			2,122,349

Virginia – 1.1%
Bristol Virginia Utilities System RB Refunding Series 2003 (NATL-RE) (NR/Baa2)(d)
1,850,000	5.250	07/15/13	1,876,122
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	805,567
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
2,770,000	6.250	07/01/31	3,045,532
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,237,550

			6,964,771

Washington – 3.5%
Energy Northwest Columbia Generating Station Electric RB Series 2012 D (AA-/Aa1)
1,460,000	5.000	07/01/32	1,694,155
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
700,000	13.771	01/01/23	1,166,536
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
730,000	13.777	01/01/24	1,197,017

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A-/Baa2)
$2,000,000	5.000%	12/01/30	$2,085,860
Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/A1)(d)
2,000,000	5.000	12/01/14	2,154,940
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa1)
3,165,000	6.625	06/01/32	3,230,769
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,958,550
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	572,025
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA-/A1)
250,000	6.000	08/15/39	285,687
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA-/A1)
250,000	6.000	08/15/39	285,688
Washington State Health Care Facilities Authority RB for Swedish Health Services Series 2009 A (AAA/WR)(d)
3,000,000	6.500	11/15/14	3,300,780
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,271,920

			22,203,927

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,112,940
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A+/A2)
1,000,000	5.500	06/01/39	1,076,050

			3,188,990

Wisconsin – 0.4%
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	387,788
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	102,105
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/31	1,871,660

			2,361,553

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $551,259,269)			$606,549,359

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Other Municipal Debt Obligation – 0.3%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(a)(b)
$2,000,000	5.500%	09/30/15	$1,660,540
(Cost $2,000,000)

Short-Term Investment – 0.0%
Illinois – 0.0%
Chicago Illinois GO VRDN Project Series 2003 B-2 RMKT 03/18/09 (A-1/VMIG1)(e)
$35,000	0.150%	04/01/13	$35,000
(Cost $35,000)

TOTAL INVESTMENTS – 97.2%
(Cost $553,294,269)			$608,244,899

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%			17,340,969

NET ASSETS – 100.0%			$625,585,868

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,464,795, which represents approximately 2.6% of net assets as of March 31, 2013.

(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2013.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Zero coupon bond until next reset date.
(h)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. -Insured Custodial Receipts
BNY	—Insured by the Bank of New York Mellon Corp.
CAL MTG INS	—Insured by California Mortgage Insurance
COPS	—Certificates of Participation
CRA	—Community Reinvestment Act
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF DIST	—General Obligation of District
GO OF INSTN	—General Obligation of Institution
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Radian	—Insured by Radian Asset Assurance
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
TCRS	—Transferable Custodial Receipts
VRDN	—Variable Rate Demand Notes
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	1.275%	$(49,480)	$28,087
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.275	(49,481)	28,088
Morgan Stanley & Co. International PLC	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.275	(41,838)	20,445
TOTAL						$(140,799)	$76,620

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc.	$15,000	03/26/43	3 Month LIBOR	3.023%	$—	$(35,125)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.7%
Alabama – 0.8%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,801,954
1,500,000	5.000	06/01/18	1,760,580
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/Aa3)
11,400,000	4.000	03/01/17	12,694,584
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,000,000	5.000	08/01/17	5,872,800
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,450,347
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
2,345,000	3.000	08/15/13	2,358,718
2,795,000	3.500	08/15/14	2,861,885
3,300,000	4.000	08/15/15	3,464,274
3,850,000	3.000	08/15/16	3,981,054

			37,246,196

Alaska – 0.2%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa3)
825,000	3.000	06/30/15	869,773
1,465,000	3.000	06/30/16	1,566,950
340,000	4.000	06/30/17	382,102
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB/Ba1)
6,725,000	4.625	06/01/23	6,743,090

			9,561,915

Arizona – 2.1%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
30,300,000	1.016	01/01/37	28,604,109
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2012 A (BBB+/NR)
1,000,000	2.000	02/01/15	1,012,600
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(b)
5,000,000	1.970	02/05/20	5,087,200
Arizona Sports & Tourism Authority RB Refunding for Professional Baseball Training Facilities Project Series 2013 (BBB+/A3)(c)
1,000,000	5.000	07/01/15	1,085,980
1,000,000	5.000	07/01/16	1,113,100
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
8,195,000	4.000	07/01/15	8,824,786
7,235,000	4.000	07/01/16	7,987,223
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,000,000	4.000	07/01/15	1,073,120
1,000,000	4.000	07/01/16	1,098,220
1,500,000	5.000	07/01/17	1,737,855
4,825,000	3.000	07/01/18	5,203,859

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB-/Baa3)(b)
$5,000,000	4.000%	06/01/15	$5,174,850
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 A (BBB+/Baa1)(b)
4,500,000	6.000	05/01/14	4,736,070
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (BBB+/Baa1)(b)
1,000,000	6.000	05/01/14	1,052,460
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
5,000,000	3.000	07/01/13	5,034,700
1,000,000	4.000	07/01/16	1,108,390
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)
3,800,000	5.000	07/01/17	4,282,676
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 A (BBB/Baa1)(b)
2,000,000	1.250	05/30/14	2,003,660
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB+/Baa1)(b)
3,000,000	5.500	06/01/14	3,152,190
Phoenix Arizona GO Bonds Refunding Series 2009 C (AAA/Aa1)
4,000,000	2.500	07/01/13	4,022,760
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	4,126,473

			97,522,281

Arkansas – 0.4%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA-/NR)
1,550,000	2.000	01/01/14	1,564,694
1,985,000	2.000	01/01/15	2,020,968
1,720,000	2.000	01/01/16	1,754,675
2,065,000	2.000	01/01/17	2,110,781
1,885,000	3.000	01/01/18	2,001,531
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project 2013 (A-/A3)
3,000,000	1.550	10/01/17	3,013,020
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
660,000	2.000	11/01/14	675,015
760,000	2.000	11/01/15	785,589
845,000	2.000	11/01/16	876,434
1,915,000	2.000	11/01/17	1,986,506
1,465,000	2.000	11/01/18	1,509,609
770,000	2.000	11/01/19	782,867

			19,081,689

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – 13.5%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (A+/A2)
$3,000,000	5.000%	08/01/16	$3,387,540
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA-/A2)
50,000	5.000	02/01/24	53,509
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	1.370	04/01/27	15,001,650
Bay Area Toll Authority Toll Bridge RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(b)
26,050,000	1.450	08/01/17	26,538,437
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (A+/Aa3)(d)
1,735,000	0.000	08/01/17	1,622,155
1,510,000	0.000	08/01/18	1,368,166
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
580,000	2.000	09/01/13	582,297
500,000	2.250	09/01/14	504,865
465,000	3.000	09/01/15	476,439
650,000	3.000	09/01/16	667,206
735,000	3.000	09/01/17	753,654
1,000,000	3.250	09/01/18	1,028,520
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/Ba1)
25,000	4.300	09/01/16	26,153
Burbank Public Financing Authority RB Unrefunded for Golden State Series 2003 A (AMBAC) (A/Ba1)
985,000	5.250	12/01/18	1,005,301
230,000	5.250	12/01/19	234,572
California Community College Financing Authority Tax and Revenue Anticipation Notes Series 2012 C (SP-2/NR)
10,000,000	2.500	06/28/13	10,035,000
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A3)(b)
2,500,000	5.000	07/01/14	2,638,500
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(b)
8,000,000	1.920	07/01/17	8,019,840
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA/Aa3)(b)
5,000,000	1.450	03/15/17	5,055,800
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(b)
5,000,000	5.000	10/16/14	5,293,050
California Infrastructure & Economic Development Bank RB Refunding for The J.Paul Getty Trust Series 2012 B-2 (AAA/Aaa)(b)
14,250,000	0.420	04/01/15	14,283,915
California Municipal Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 A (BBB/NR)(b)
3,500,000	0.700	02/03/14	3,500,875

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa3)
$10,885,000	5.000%	05/01/13	$10,925,928
8,000,000	5.000	05/01/14	8,409,600
15,585,000	4.000	05/01/16	17,193,372
California State Economic Recovery GO Bonds Refunding Series 2009 B (A+/Aa3)(b)
40,940,000	5.000	07/01/14	43,306,741
California State Economic Recovery GO Bonds Series 2004 A (ETM) (AA+/Aaa)(e)
255,000	5.250	07/01/14	270,830
California State Economic Recovery GO Bonds Series 2004 A (ETM) (NATL-RE FGIC) (A+/Aa3)
2,650,000	5.250	07/01/14	2,813,134
California State Economic Recovery GO Bonds Unrefunded Balance Series 2004 A (A+/Aa3)
890,000	5.250	07/01/14	944,788
California State GO Bonds Refunding Series 2005 (A/A1)
3,000,000	5.000	05/01/14	3,155,610
California State GO Bonds Series 2004 (A/A1)
2,000,000	4.125	04/01/13	2,000,000
California State GO Bonds Unrefunded Series 1993 (FGIC-TCRS) (A-/A1)
435,000	4.750	09/01/23	442,360
California State Public Works Board Lease RB for Department of Mental Health Series 2004 A (A-/A2)
4,185,000	5.250	06/01/14	4,417,351
California State Public Works Board Lease RB for Various Judicial Council Projects Series 2011 D (A-/A2)
11,685,000	2.000	12/01/14	11,978,527
California State RANS Series 2012 A-2 (SP-1+/MIG1)
20,000,000	2.500	06/20/13	20,101,600
California State Various Purpose GO Bonds Refunding Series 2012 (A/A1)
1,150,000	2.000	09/01/16	1,199,910
2,405,000	5.000	09/01/18	2,885,182
2,055,000	5.000	09/01/19	2,491,647
California State Various Purpose GO Bonds Series 2006 (A/A1)
2,500,000	5.000	03/01/14	2,610,125
California State Various Purpose GO Bonds Series 2012 (A/A1)
6,000,000	5.000	09/01/19	7,274,880
California Statewide Communities Development Authority RB for California State Proposition 1A Receivables Program Series 2009 (A/A1)
15,775,000	4.000	06/15/13	15,894,101
41,405,000	5.000	06/15/13	41,800,418
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
5,000,000	5.000	04/01/14	5,215,750
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
400,000	2.000	09/02/14	404,808
250,000	2.000	09/02/15	252,892
400,000	3.000	09/02/17	412,532

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Carson Redevelopment Agency Project Area No. 1 Tax Allocation Refunding Series 2001 (NATL-RE) (A-/Baa2)
$275,000	5.500%	10/01/15	$293,318
Cerritos Public Financing Authority Tax Allocation Redevelopment Projects Series 2002 A (AMBAC) (A-/WR)
1,275,000	5.000	11/01/14	1,324,189
Charter Oak Unified School District GO BANS Series 2012 (SP-1+/NR)
4,625,000	5.000	10/01/15	5,073,625
Colton Public Financing Authority Tax Allocation Series 1998 A (NATL-RE) (NR/Baa2)
275,000	5.000	08/01/18	275,085
Contra Costa Transportation Authority Sales Tax RB Series 2012 A (AA+/NR)(b)
11,000,000	0.506	12/15/15	11,030,360
Corona Redevelopment Agency Tax Allocation Refunding for Merged Downtown Series 2004 A (NATL-RE FGIC) (NR/WR)
500,000	5.000	09/01/16	527,660
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (BBB+/NR)
500,000	2.000	09/01/14	506,985
500,000	3.000	09/01/16	520,605
275,000	4.000	09/01/18	298,947
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1/A2)(d)
13,300,000	0.000	09/01/15	12,722,381
Emeryville Public Financing Authority Redevelopment Series 2001 A (NATL-RE) (NR/Baa2)
150,000	4.800	09/01/15	150,177
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
250,000	5.000	08/15/14	258,440
Fontana Public Financing Authority Tax Allocation Revenue for North Fontana Redevelopment Project Series 2001 A (AGM) (AA-/A2)
750,000	5.500	09/01/13	752,610
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A-/NR)
880,000	5.500	10/01/17	880,845
Fullerton City Public Financing Authority Tax Allocation RB Series 2005 (AMBAC) (A/WR)
325,000	4.500	09/01/14	338,838
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB/Baa1)
4,900,000	5.000	06/01/17	5,572,231
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AA+/Aaa)(e)
2,000,000	6.750	06/01/13	2,021,280
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
18,670,000	4.500	06/01/27	17,949,525

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AA+/Aaa)(e)
$7,000,000	5.500%	06/01/13	$7,060,410
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AMBAC) (AA+/Aaa)(e)
5,000,000	5.000	06/01/13	5,039,100
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (A-/A2)
550,000	5.000	06/01/14	576,114
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,346,439
1,250,000	4.000	09/02/18	1,393,287
1,900,000	4.000	09/02/19	2,101,115
Irvine City Limited Obligation Improvement Bond Series 2011 (BBB+/NR)
225,000	3.000	09/02/13	227,106
300,000	3.000	09/02/14	308,529
300,000	3.000	09/02/15	311,277
500,000	3.000	09/02/16	518,605
400,000	3.250	09/02/17	414,868
750,000	3.625	09/02/18	778,035
Irvine Public Facilities & Infrastructure Authority Assessment RB Series 2012 A (BBB+/NR)
1,070,000	2.000	09/02/13	1,073,381
635,000	3.000	09/02/15	651,548
1,285,000	3.000	09/02/16	1,321,186
1,325,000	3.000	09/02/17	1,355,289
600,000	3.000	09/02/18	609,606
Lake Elsinore School Financing Authority RB Refunding Series 2012 (NR/NR)
3,435,000	2.000	09/01/13	3,447,194
3,180,000	2.000	09/01/14	3,197,649
1,370,000	2.000	09/01/15	1,371,589
Lammersville Joint Unified School District Special Tax for Community Facilities District No. 2002 Series 2013 (NR/NR)
680,000	2.000	09/01/14	686,059
750,000	2.000	09/01/15	754,582
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (SP-1+/Aa2)(d)
1,750,000	0.000	09/01/16	1,640,677
Los Angeles California Department of Water and Power System RB Series 2012 C (AA-/Aa3)
1,300,000	3.000	01/01/16	1,381,471
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (NR/Baa2)
540,000	5.500	07/01/17	578,918
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	11,772,100

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding Second Senior Tier Series 2009 B (AA+/Aa3)
$2,385,000	4.000%	07/01/13	$2,407,061
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA-/A1)
1,500,000	5.000	08/01/18	1,777,125
Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa2)
3,080,000	3.000	07/01/13	3,101,067
3,735,000	3.000	07/01/14	3,861,094
Los Angeles Unified School District GO Bonds Series 2003 A (NATL-RE) (AA-/Aa2)
2,000,000	5.000	07/01/13	2,023,440
Los Angeles Unified School District GO Bonds Series 2006 F (FGIC) (AA-/Aa2)
1,805,000	5.000	07/01/17	2,059,794
Lynwood Unified School District GO BANS Series 2013 (SP-1/MIG1)(d)
3,000,000	0.000	08/01/14	2,957,010
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA-/A2)
600,000	2.000	09/01/13	603,762
335,000	3.000	09/01/14	345,750
365,000	3.000	09/01/15	382,166
410,000	3.000	09/01/16	432,054
275,000	4.000	09/01/17	302,998
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-1 (AAA/Aa1)(b)
24,640,000	0.470	05/01/15	24,682,874
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-2 (AAA/Aa1)(b)
3,940,000	0.470	05/01/15	3,946,856
Milpitas California Redevelopment Agency Tax Allocation for Redevelopment Project Area No. 1 2003 (NATL-RE) (A/Baa2)
1,300,000	5.250	09/01/17	1,319,344
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,230,000	3.000	09/01/14	1,267,367
1,000,000	3.000	09/01/16	1,049,690
1,895,000	4.000	09/01/17	2,074,381
3,080,000	4.000	09/01/19	3,373,093
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,164,900
Monterey Peninsula Unified School District GO BANS Series 2012 (NR/MIG1)
4,250,000	2.500	11/01/15	4,420,637
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
125,000	4.000	08/01/14	129,191
570,000	4.000	08/01/15	602,872
300,000	4.000	08/01/16	322,026
225,000	4.000	08/01/17	244,732
350,000	5.000	08/01/18	400,901

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
$1,965,000	5.000%	09/01/18	$2,221,708
1,000,000	5.000	09/01/19	1,135,800
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA-/A2)
590,000	3.000	09/01/14	605,564
620,000	3.000	09/01/15	644,335
890,000	3.000	09/01/16	927,879
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A3)
1,790,000	3.000	08/01/13	1,803,139
1,235,000	4.000	08/01/14	1,280,065
1,705,000	3.000	08/01/15	1,765,647
Oakland Redevelopment Agency Senior Tax Allocation Refunding for Central District Redevelopment Series 1992 (AMBAC) (NR/WR)
115,000	5.500	02/01/14	119,254
Oakland Redevelopment Agency Subordinated Tax Allocation for Central District Redevelopment Series 2003 (NATL-RE FGIC) (A-/WR)
300,000	5.500	09/01/18	300,726
Ontario Redevelopment Financing Authority RB for Center City and Cimarron Redevelopment Project No. 1 Series 2002 (NATL-RE) (NR/Baa2)
500,000	5.250	08/01/14	501,165
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA-/A2)
120,000	5.000	09/01/16	133,660
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (A-/Baa2)
700,000	5.250	04/01/20	742,924
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (A-/Baa2)
100,000	5.000	04/01/16	108,495
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/Baa2)
100,000	5.000	10/01/20	104,915
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District (BBB/NR)
385,000	3.000	09/02/18	396,461
Pinole Redevelopment Agency Tax Allocation for Vista Redevelopment Project 3rd Subordinated Series 2004 A (AMBAC) (A-/WR)
100,000	4.500	08/01/18	100,107
Pittsburgh Redevelopment Agency Tax Allocation for Los Medanos Community Development Project Series 1999 (AMBAC) (BBB+/WR)
240,000	5.600	08/01/14	242,352
Pittsburgh Redevelopment Agency Tax Allocation for Los Medanos Community Development Project Series 2003 A (NATL-RE) (BBB+/Baa2)
500,000	5.000	08/01/16	503,650

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Pittsburgh Redevelopment Agency Tax Allocation Refunding for Los Medanos Community Development Project Series 2002 A (NATL-RE) (BBB+/Baa2)
$1,000,000	5.250%	08/01/13	$1,005,960
Port of Oakland RB Refunding Intermediate Lien Series 2007 B (NATL-RE) (A/A3)
400,000	5.000	11/01/15	444,952
Poway Redevelopment Agency Tax Allocation for Paguay Redevelopment Project Series 2003 A (NATL-RE) (A/Baa2)
1,845,000	5.250	06/15/18	1,855,111
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (A+/Baa2)
150,000	5.500	09/01/17	163,568
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/A2)
255,000	5.000	08/01/14	267,860
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,943,335
Sacramento County Regional Transit District Farebox RB Series 2012 (A-/A2)
500,000	3.000	03/01/14	511,345
1,000,000	3.000	03/01/15	1,038,920
500,000	4.000	03/01/16	538,885
530,000	4.000	03/01/17	583,541
250,000	5.000	03/01/18	289,860
730,000	5.000	03/01/19	853,282
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(a)
32,720,000	0.722	06/01/13	30,612,832
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA-/NR)
445,000	3.000	09/01/13	448,475
465,000	3.000	09/01/14	473,323
715,000	3.000	09/01/15	729,028
1,470,000	3.000	09/01/16	1,506,956
1,515,000	3.000	09/01/17	1,547,073
1,310,000	3.000	09/01/18	1,323,048
San Diego Public Facilities Financing Authority RB Refunding Series 2009 B (A+/Aa3)
1,000,000	5.000	05/15/13	1,005,590
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/Ba1)
655,000	5.000	09/01/13	662,801
1,450,000	5.250	09/01/21	1,560,853
665,000	5.250	09/01/23	710,479
San Diego Redevelopment Agency Tax Allocation for Centre City Series 2004 A (XLCA) (A/Ba1)
115,000	5.250	09/01/15	121,131
150,000	5.250	09/01/16	157,801
300,000	5.000	09/01/17	314,130

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA-/A1)
$4,455,000	5.000%	05/01/17	$5,204,197
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA/Aa1)
2,750,000	4.000	06/15/19	3,189,093
San Francisco City & County GO Bonds Refunding Series 2011 R1 (AA/Aa1)
22,215,000	5.000	06/15/13	22,429,375
San Francisco City & County Public Utilities Commission RB Refunding Series 2013 A (AA-/Aa3)
4,650,000	3.000	10/01/16	5,040,414
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
250,000	4.500	08/01/13	251,330
200,000	5.000	08/01/14	205,214
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (A/Ba1)
250,000	5.250	08/01/17	252,673
San Francisco City & County Redevelopment Financing Authority Tax Allocation RB Refunding for Redevelopment Project Series 2007 B (NATL-RE) (A/Baa2)
1,150,000	5.000	08/01/14	1,203,912
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	163,797
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+/NR)
3,000,000	4.500	03/01/14	3,086,370
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
1,000,000	1.000	09/01/13	1,001,760
1,050,000	1.500	09/01/14	1,052,919
930,000	1.750	09/01/15	930,427
620,000	2.000	09/01/16	617,359
1,260,000	2.250	09/01/17	1,253,171
1,000,000	4.000	09/01/19	1,060,310
San Mateo Union High School District GO BANS Series 2012 (SP-1+/NR)(d)
5,000,000	0.000	02/15/15	4,949,900
San Mateo Union High School District GO Bond Anticipation Project Series 2011 (SP-1+/NR)(d)
4,500,000	0.000	02/15/15	4,463,235
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(d)
2,000,000	0.000	07/01/18	1,821,560
Seaside City Redevelopment Agency Tax Allocation RB for Merged Project Area Series 2003 (NATL-RE) (A/Baa2)
100,000	4.250	08/01/13	100,547
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (A/WR)
600,000	5.250	09/01/18	608,724

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Stockton Public Financing Authority Special Assessment Refunding for Districts Subordinated Lien Series 2005 B (NR/NR)
$65,000	4.375%	09/02/14	$65,321
Stockton Unified School District GO Bonds Refunding Series 2012 (A/A2)
500,000	3.000	07/01/13	502,565
1,000,000	3.000	07/01/15	1,037,700
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA-/A2)
400,000	4.000	07/01/17	437,340
1,090,000	5.000	07/01/19	1,263,681
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
780,000	2.000	09/01/13	783,284
585,000	2.000	09/01/14	588,984
830,000	2.000	09/01/15	832,722
825,000	3.000	09/01/16	848,620
600,000	3.000	09/01/17	613,710
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,570,000	4.750	06/01/23	1,569,906
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (A/A1)(d)
2,000,000	0.000	08/01/16	1,915,600
University of California Regents Medical Center Pooled RB Refunding Series 2007 C (NATL-RE) (AA-/Aa2)(a)
3,500,000	0.804	05/15/30	3,030,370
Yuba Commmunity College District California GO TRANS Series 2013 B (SP-1/NR)
12,000,000	2.000	07/26/13	12,061,200

			632,890,225

Colorado – 0.6%
Denver Colorado City & County School District No. 1 Tax Exempt GO Bonds Series 2012 B (ST AID WITHHLDG) (AA-/Aa2)
4,280,000	3.000	12/01/14	4,471,316
2,240,000	4.000	12/01/15	2,446,349
4,030,000	4.000	12/01/16	4,514,527
E-470 Public Highway Authority RB Senior Series 1997 A (NATL-RE) (BBB-/Baa2)
4,125,000	5.750	09/01/13	4,200,817
Jefferson County Alabama School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,405,000	2.000	12/15/14	1,445,464
1,750,000	3.000	12/15/16	1,895,407
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,052,400
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)
2,000,000	2.000	12/01/13	2,012,740
2,000,000	2.000	12/01/14	2,021,920

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
$1,935,000	4.000%	12/01/15	$2,040,961
1,000,000	4.000	12/01/16	1,061,870

			27,163,771

Connecticut – 1.5%
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa3)
4,325,000	5.000	12/01/13	4,462,059
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	6,098,190
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(a)
4,500,000	0.260	03/01/15	4,499,235
2,000,000	0.350	03/01/16	1,999,420
3,000,000	0.460	03/01/17	2,998,860
2,000,000	0.540	03/01/18	1,999,040
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA-/A2)
1,000,000	4.000	07/01/14	1,036,620
1,695,000	4.000	07/01/15	1,785,835
1,830,000	4.000	07/01/16	1,956,288
1,000,000	2.000	07/01/17	1,000,390
1,260,000	4.000	07/01/18	1,367,163
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(b)
19,345,000	5.000	02/12/15	21,002,093
New Haven GO Bonds Refunding Series 2012 A (A-/A1)
4,090,000	5.000	11/01/16	4,628,040
Trumbull GO Bonds Series 2012 (AA/Aa2)
1,070,000	2.000	09/01/14	1,095,905
820,000	2.000	09/01/15	848,840
1,070,000	2.000	09/01/16	1,114,961
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
2,415,000	5.000	02/15/15	2,622,328
4,730,000	4.000	02/15/16	5,172,207
West Haven GO Refunding Bonds Series 2012 (AGM) (AA-/A2)
555,000	3.000	08/01/15	569,341
2,000,000	4.000	08/01/17	2,148,640
2,100,000	4.000	08/01/18	2,264,871
West Haven GO Refunding Bonds Series 2012 (BBB/Baa1)
500,000	4.000	08/01/14	514,560

			71,184,886

Delaware – 0.3%
Delaware Municipal Electric Corp. RB Series 2011 (A/A2)
1,215,000	4.000	07/01/15	1,288,422
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	944,459
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,629,285
University of Delaware RB Series 2013 A (AA+/Aa1)(c)
2,945,000	3.000	11/01/15	3,136,454
3,025,000	3.000	11/01/16	3,281,581
4,265,000	3.000	11/01/17	4,687,960

			14,968,161

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
District of Columbia – 0.1%
District of Columbia GO Bonds Series 2004 A (AGM) (AA-/Aa2)(e)
$3,000,000	5.000%	06/01/15	$3,297,330

Florida – 6.3%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)(c)
250,000	2.000	11/15/14	252,067
350,000	3.000	11/15/15	360,864
300,000	3.000	11/15/16	310,626
970,000	4.000	11/15/18	1,048,958
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
170,000	1.500	11/01/13	170,342
175,000	2.125	11/01/14	176,155
175,000	2.250	11/01/15	176,533
180,000	2.500	11/01/16	182,156
185,000	2.750	11/01/17	188,273
190,000	3.000	11/01/18	193,524
195,000	3.250	11/01/19	199,764
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
6,160,000	5.000	03/01/17	7,049,134
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2011 A-1 (A+/A2)
27,000,000	5.000	06/01/16	30,316,140
Citizens Property Insurance Corp. Senior Secured RB for High- Risk Account Series 2010 A-1 (A+/A2)
2,000,000	5.000	06/01/13	2,015,280
7,500,000	5.000	06/01/14	7,894,725
2,800,000	5.000	06/01/15	3,055,864
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
500,000	5.000	05/01/13	501,620
885,000	5.000	05/01/15	950,650
615,000	5.000	05/01/17	689,255
1,375,000	5.000	05/01/18	1,558,356
1,890,000	5.000	05/01/19	2,157,265
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	1.875	05/01/16	249,145
500,000	2.125	05/01/17	496,995
250,000	2.400	05/01/18	247,867
250,000	2.700	05/01/19	248,055
250,000	3.000	05/01/20	248,733
Escambia County Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
1,980,000	5.000	08/15/13	2,009,482
2,240,000	5.000	08/15/14	2,352,807
2,365,000	5.000	08/15/15	2,550,392
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	354,152
360,000	2.100	05/01/17	359,017

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa2)
$100,000	3.000%	04/01/14	$101,714
150,000	4.000	04/01/15	156,858
825,000	3.000	04/01/17	848,512
500,000	5.000	04/01/18	558,100
500,000	5.000	04/01/19	561,780
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2008 A (AA-/Aa3)
8,000,000	5.000	07/01/13	8,092,160
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (AA-/Aa3)
20,550,000	5.000	07/01/15	22,581,984
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2009 F (AAA/Aa1)
3,195,000	3.000	06/01/13	3,209,569
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2012 A (AAA/Aa1)
29,420,000	5.000	06/01/15	32,396,127
Florida State Board of Education GO Bonds Refunding for Public Education Capital Outlay Series 2012 A (AAA/Aa1)
7,280,000	5.000	06/01/19	8,864,929
Florida State Department of Transportation Turnpike RB Refunding Series 2003 B (AMBAC) (AA-/Aa3)
3,650,000	5.000	07/01/17	3,728,074
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,845,000	5.000	10/01/13	2,909,297
2,985,000	5.000	10/01/14	3,181,950
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
250,000	4.000	10/01/14	263,165
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
415,000	5.000	10/01/13	424,483
890,000	5.000	10/01/14	950,110
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A2)
290,000	3.000	10/01/13	293,692
290,000	3.000	10/01/14	300,515
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
1,255,000	5.000	06/01/13	1,263,045
855,000	5.000	06/01/14	891,833
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa3)
2,000,000	5.000	11/15/13	2,058,120
1,000,000	5.000	11/15/15	1,111,570
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/A1)
3,050,000	5.000	10/01/13	3,121,401
Jacksonville Florida Special RB Series 2010 B-1 (AA-/Aa2)
4,415,000	5.000	10/01/14	4,715,220

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/Aa2)
$2,275,000	5.000%	10/01/13	$2,328,940
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AA-/Aa3)
2,000,000	5.000	10/01/14	2,091,420
Lake County School Board COPS for Master Lease Program Series 2012 A (A/NR)
855,000	5.000	06/01/14	897,126
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,698,855
6,315,000	5.000	11/15/17	7,327,800
6,250,000	5.000	11/15/18	7,241,312
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,311,157
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (BBB-/NR)
240,000	2.400	05/01/13	240,082
250,000	2.900	05/01/14	251,295
255,000	3.100	05/01/15	257,512
265,000	3.400	05/01/16	268,792
275,000	3.600	05/01/17	280,013
285,000	3.800	05/01/18	291,070
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB/Baa2)
5,525,000	3.000	11/15/13	5,584,836
1,750,000	4.000	11/15/17	1,888,338
2,220,000	4.000	11/15/18	2,394,647
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (BBB+/A3)
2,150,000	3.000	03/01/16	2,214,178
2,210,000	4.000	03/01/17	2,359,109
2,300,000	4.000	03/01/18	2,460,678
2,390,000	5.000	03/01/19	2,674,553
2,510,000	5.000	03/01/20	2,821,165
2,635,000	5.000	03/01/21	2,958,235
2,770,000	5.000	03/01/22	3,099,131
Miami Special Obligation Refunding Series 2011 A (AGM) (AA-/A2)
830,000	5.000	02/01/17	913,241
Miami-Dade County School Board COPS Series 2011 B (A/A1)(b)
3,000,000	5.000	05/01/16	3,390,120
Miami-Dade County School Board COPS Series 2012 A (A/A1)(b)
7,595,000	5.000	08/01/16	8,309,841
Miami-Dade County Special Obligation RB Refunding Series 2012 A (A+/A2)
1,675,000	3.000	10/01/14	1,731,917
500,000	4.000	10/01/15	538,150
Miami-Dade County Water and Sewer System RB Refunding Series 2008 B (AGM) (AA-/Aa2)
1,500,000	5.000	10/01/13	1,535,565

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
$255,000	2.000%	04/01/13	$255,000
300,000	3.000	04/01/14	305,847
580,000	5.000	04/01/15	620,739
1,130,000	4.000	04/01/16	1,204,953
1,180,000	5.000	04/01/17	1,316,314
1,245,000	5.000	04/01/18	1,406,576
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AA-/Aa3)
2,495,000	5.000	06/01/14	2,625,414
Palm Beach County School Board COPS Refunding Series 2005 A (AGM) (AA-/Aa3)
2,085,000	5.000	08/01/17	2,288,058
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(b)
3,650,000	5.000	08/01/16	4,116,397
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,034,200
Port St. Lucie Florida Utility System RB Series 2003 (NATL-RE) (NR/Baa2)(d)(e)
3,650,000	0.000	09/01/13	1,268,850
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)(c)
205,000	1.375	05/01/14	205,010
210,000	1.750	05/01/15	209,998
215,000	2.000	05/01/16	214,998
220,000	2.250	05/01/17	219,998
225,000	2.625	05/01/18	225,052
230,000	3.000	05/01/19	229,997
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa2)
1,000,000	3.000	07/01/13	1,006,370
1,400,000	3.000	07/01/14	1,443,176
1,400,000	3.000	07/01/15	1,478,652
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)
12,375,000	5.000	10/01/17	13,925,216
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
280,000	2.250	05/01/13	280,064
290,000	3.000	05/01/14	292,184
295,000	3.250	05/01/15	298,914
305,000	3.500	05/01/16	310,896
320,000	3.750	05/01/17	329,264
330,000	4.000	05/01/18	343,220
345,000	4.125	05/01/19	359,780
375,000	4.375	05/01/21	391,459
390,000	4.500	05/01/22	408,037

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/Aa2)
$5,145,000	5.000%	10/01/13	$5,266,988
Tampa Tax Allocation RB Refunding Cigarette - H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
400,000	3.000	09/01/15	418,032
560,000	3.000	09/01/16	591,853
425,000	4.000	09/01/17	470,951
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
95,000	1.750	05/01/13	95,024
95,000	2.125	05/01/14	95,308
100,000	2.250	05/01/15	100,467
105,000	2.500	05/01/16	105,713
105,000	2.750	05/01/17	106,174
110,000	3.000	05/01/18	111,242
110,000	3.250	05/01/19	111,761
115,000	3.500	05/01/20	116,729
115,000	3.750	05/01/21	116,762
125,000	3.875	05/01/22	127,057
125,000	4.000	05/01/23	127,600
135,000	4.125	05/01/24	137,921
140,000	4.150	05/01/25	142,974
145,000	4.250	05/01/26	148,622
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
535,000	3.000	05/01/14	544,930
550,000	3.000	05/01/15	566,357
570,000	3.000	05/01/16	591,774

			293,216,354

Georgia – 2.5%
Burke County Development Authority Pollution Control RB for Georgia Transmission Corporation Vogtle Project Series 2012 (AA-/A2)(b)
6,000,000	1.250	05/01/15	6,054,780
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA-/Aa2)
1,530,000	4.000	07/01/16	1,665,390
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (NR/WR)(e)
1,400,000	5.500	01/01/14	1,454,194
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2009 (AA+/NR)
1,000,000	4.000	05/01/13	1,002,980
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (AA-/Aa3)
825,000	3.000	04/01/15	862,513
1,045,000	4.000	04/01/16	1,138,548
790,000	4.000	04/01/17	878,306
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,025,000	5.000	07/01/13	1,037,115
1,000,000	4.500	07/01/14	1,052,900

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
$1,500,000	5.000%	11/01/13	$1,541,820
2,850,000	5.000	11/01/14	3,062,553
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
200,000	2.000	10/01/14	203,858
1,500,000	5.000	10/01/16	1,709,985
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
2,985,000	4.000	04/01/17	3,349,767
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,117,454
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,595,000	3.000	12/01/14	2,675,912
2,500,000	4.000	12/01/15	2,678,675
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
7,950,000	5.000	07/01/17	8,766,227
Georgia State GO Bonds Refunding Series 2009 E (AAA/Aaa)
2,220,000	4.000	07/01/13	2,240,824
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	10,413,973
11,495,000	4.000	09/01/17	13,156,028
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	18,426,290
Henry County School District GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
4,000,000	2.000	12/01/15	4,135,760
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,510,164
4,215,000	5.000	03/01/18	5,018,758
Marietta Georgia GO Bonds Refunding Series 2009 A (AA+/Aa2)
1,000,000	5.000	02/01/14	1,039,420
Municipal Electric Authority RB Subseries 2010 B (A/A2)
1,685,000	3.000	01/01/14	1,717,150
Public Gas Partners, Inc. RB Series 2009 A (A+/A3)
6,130,000	5.000	10/01/15	6,759,796
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,873,250
2,000,000	3.000	10/01/17	2,174,440
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,962,980

			114,681,810

Guam – 0.0%
Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB+/NR)
1,000,000	5.000	12/01/13	1,020,780

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Hawaii – 0.4%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
$4,000,000	4.000%	11/01/14	$4,233,440
Hawaii State GO Bonds Series 2003 DA (NATL-RE) (AA/Aa2)(e)
3,745,000	5.250	09/01/13	3,822,521
Hawaii State Highway RB Series 2011 A (AA+/Aa2)
750,000	3.000	01/01/14	765,218
Honolulu City and County GO Bonds Series 2004 B (NATL-RE) (AA+/Aa1)(e)
3,600,000	5.000	07/01/14	3,810,924
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,514,816
1,735,000	2.000	07/01/19	1,800,184

			16,947,103

Idaho – 0.3%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,092,940
2,085,000	4.000	08/01/18	2,404,026
6,135,000	4.000	08/01/19	7,150,158
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	2,048,749

			12,695,873

Illinois – 7.5%
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (A+/A2)(d)
2,500,000	0.000	12/01/15	2,424,875
Chicago Illinois GO Bonds for City Colleges of Chicago Capital Improvement Project Series 1999 (NATL-RE FGIC) (A+/Aa3)(d)
2,000,000	0.000	01/01/14	1,988,140
Chicago Illinois GO Bonds Refunding Series 2005 A (AGM) (AA-/Aa3)
5,000,000	5.000	01/01/15	5,389,350
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(b)
4,120,000	5.000	01/01/15	4,402,014
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA-/A2)
6,275,000	5.000	01/01/15	6,770,537
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A/A1)
1,000,000	5.000	03/01/15	1,069,020
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
1,525,000	6.250	11/15/13	1,529,377
Chicago Illinois Transit Authority RB Series 2008 (ASSURED GTY) (AA-/A2)
2,845,000	5.000	06/01/14	2,984,490
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (AA-/Aa3)
500,000	4.000	11/01/16	552,585

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/Aa3)
$1,500,000	5.000%	11/15/19	$1,813,725
1,000,000	4.000	11/15/20	1,143,670
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,392,283
1,295,000	4.000	12/01/17	1,474,021
1,365,000	4.000	12/01/18	1,575,183
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,365,000	2.000	12/01/14	1,400,654
1,440,000	2.000	12/01/15	1,493,136
1,650,000	3.000	12/01/17	1,800,695
1,185,000	3.000	12/01/18	1,300,715
Illinois Educational Facilities Authority RB for University of Chicago RMKT 07/01/09 Series 1998 (AA/Aa1)(b)
3,000,000	3.375	02/03/14	3,078,180
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa1)(b)
2,000,000	1.875	02/12/15	2,041,820
Illinois Finance Authority Gas Supply RB Refunding for The Peoples Gas Light and Coke Co. Project Series 2010 (A/A1)(b)
2,250,000	2.125	07/01/14	2,292,075
Illinois Finance Authority RB for Art Institute of Chicago Series 2010 B (A+/A1)(e)
5,250,000	4.000	07/01/13	5,297,670
Illinois Finance Authority RB Refunding for Advocate Health Care Network Series 2010 D (AA/Aa2)
5,110,000	3.000	04/01/13	5,110,000
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
1,750,000	5.000	05/15/13	1,757,910
5,000,000	5.000	05/15/14	5,196,950
4,400,000	5.250	05/15/15	4,710,948
Illinois Finance Authority RB Revolving Fund Master Trust Series 2004 (AAA/Aaa)
4,665,000	5.250	09/01/15	5,073,001
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2007 (BBB/NR)
4,000,000	0.550	04/01/13	4,000,000
Illinois Health Facilities Authority RB for Advocate Health Care Network Series 2003 A (AA/Aa2)(b)
1,480,000	4.375	07/01/14	1,546,126
Illinois State Build Illinois Sales Tax RB Junior Obligation Series 2010 (AAA/NR)
5,050,000	5.000	06/15/14	5,334,719
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,375,000	4.000	06/15/17	2,669,405
Illinois State GO Bonds First Series 2001 (AGM) (AA-/A2)
1,900,000	5.500	05/01/15	2,074,534
Illinois State GO Bonds Refunding Series 2006 (A-/A2)
7,750,000	5.000	01/01/15	8,287,462
Illinois State GO Bonds Refunding Series 2009 A (A-/A2)
16,000,000	4.000	09/01/20	16,965,760
Illinois State GO Bonds Refunding Series 2010 (A-/A2)
2,000,000	5.000	01/01/15	2,138,700
5,020,000	5.000	01/01/17	5,639,769

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
$11,800,000	5.000%	01/01/18	$13,422,972
15,890,000	5.000	01/01/20	18,139,547
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA-/A2)
6,725,000	5.000	01/01/15	7,191,379
2,500,000	5.000	01/01/16	2,754,950
Illinois State GO Bonds Refunding Series 2012 (A-/A2)
16,375,000	3.000	08/01/13	16,507,801
5,400,000	5.000	08/01/15	5,886,540
6,250,000	5.000	08/01/16	7,000,625
7,025,000	5.000	08/01/19	8,042,290
Illinois State GO Bonds Series 2002 (NATL-RE) (A-/A2)
2,710,000	5.500	08/01/15	2,985,228
Illinois State GO Bonds Series 2003 (NATL-RE) (A-/A2)(e)
8,200,000	5.000	06/01/13	8,263,222
Illinois State GO Bonds Series 2003 A (A-/A2)
7,525,000	5.000	10/01/16	7,691,227
Illinois State GO Bonds Series 2003 A (NR/NR)(e)
4,235,000	5.000	10/01/13	4,334,141
Illinois State GO Bonds Series 2007 B (A-/A2)
4,000,000	4.250	01/01/14	4,106,440
Illinois State GO Bonds Series 2012 (A-/A2)
10,000,000	4.000	03/01/15	10,564,500
Illinois State GO Bonds Series 2012 A (A-/A2)
2,000,000	4.000	01/01/14	2,049,500
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 A (AA/NR)
6,500,000	5.000	06/15/16	7,391,735
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	8,687,775
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,394,854
2,690,000	3.000	02/01/18	2,888,899
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/A3)(d)
3,000,000	0.000	06/15/15	2,930,400
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	863,520
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,110,000	4.000	06/01/13	5,139,740
5,030,000	5.000	06/01/15	5,431,998
11,350,000	4.125	06/01/16	12,321,333
4,000,000	5.000	06/01/16	4,446,320
10,000,000	5.000	06/01/17	11,350,300
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
5,000,000	4.000	06/01/13	5,029,700
13,420,000	5.000	06/01/16	15,157,756
13,545,000	5.000	06/01/17	15,663,709
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (A/A3)
7,500,000	5.000	03/01/19	8,306,475

			350,664,375

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Indiana – 1.1%
Anderson School Building Corp. RB for First Mortgage Series 2003 (AMBAC) (AA+/WR)(e)
$1,750,000	5.000%	07/15/13	$1,773,730
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/Baa2)
2,545,000	5.000	08/01/13	2,581,495
1,085,000	5.500	08/01/17	1,267,671
4,535,000	5.625	08/01/18	5,460,956
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	589,077
855,000	5.000	05/01/20	984,472
Indiana Finance Authority Hospital RB for University Health Obligated Group Series 2011 N (A+/A1)
2,365,000	3.000	03/01/14	2,413,009
2,000,000	4.000	03/01/15	2,117,200
Indiana Finance Authority RB for Ohio River Bridges East End Crossing Project Series 2013 B (AMT) (BBB/NR)
7,000,000	5.000	01/01/19	7,761,810
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa1)(b)
4,575,000	1.600	02/01/17	4,670,892
Indiana Health Facility Financing Authority RB for Ascension Health RB Series 2005 A-3 (AA/Aa2)(b)
2,500,000	1.700	09/01/14	2,544,250
Indiana Health Facility Financing Authority RB for Ascension Health RMKT 05/01/09 Series 2009 A (AA/NR)(b)
1,500,000	5.000	08/01/13	1,523,280
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(f)(g)
850,000	24.652	11/01/27	1,559,342
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2011 (AA+/Aa1)(b)
2,950,000	1.500	08/01/14	2,995,696
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A-/NR)
800,000	5.000	03/01/18	925,920
500,000	5.000	03/01/19	585,355
650,000	5.000	03/01/20	766,084
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA-/A2)
3,905,000	5.000	10/01/15	4,248,445
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 B (NATL-RE) (NR/Baa2)
2,500,000	5.200	06/01/13	2,516,500
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(b)
2,500,000	6.250	06/02/14	2,648,750

			49,933,934

Iowa – 0.1%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A+/A2)
435,000	4.000	08/15/14	454,244

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Iowa – (continued)
$400,000	4.000%	08/15/15	$428,872
440,000	4.000	08/15/16	481,290
1,400,000	4.000	08/15/17	1,553,650
State University of Iowa Athletic Facilities RB Series 2010 S.U.I. (AA-/Aa2)
450,000	2.500	07/01/15	466,060
State University of Iowa RB Refunding for University’s Utility System Series 2009 S.U.I. (NR/Aa1)
1,185,000	3.000	11/01/13	1,203,593

			4,587,709

Kansas – 1.5%
Kansas Department of Transportation Highway RB Refunding Series 2012 A-2 (AAA/Aa1)(a)
10,000,000	0.350	09/01/14	10,013,500
Kansas Department of Transportation Highway RB Refunding Series 2012 A-3 (AAA/Aa1)(a)
9,000,000	0.420	09/01/15	9,012,960
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (AA-/Aa3)
2,390,000	4.000	11/15/13	2,444,444
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa3)
200,000	5.000	11/15/13	205,786
225,000	5.000	11/15/14	239,922
Kansas Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	4,455,000
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa1)
1,000,000	3.000	11/01/14	1,042,300
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(b)
3,000,000	2.000	03/01/17	3,009,270
Overland Park City Kansas GO Bonds for Internal Improvement Series 2006 A (AAA/Aaa)
2,065,000	4.250	09/01/13	2,099,609
Wichita GO Bonds Temporary Notes Renewal and Improvement Series 248 (SP-1+/MIG1)
15,000,000	0.300	08/15/13	15,001,500
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,465,000	3.000	09/01/16	2,663,580
2,550,000	4.000	09/01/17	2,907,714
2,640,000	3.000	09/01/18	2,914,481
2,585,000	4.000	09/01/19	3,018,169
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,015,000	3.000	10/01/15	1,078,610
1,035,000	3.000	10/01/16	1,120,398
1,075,000	3.000	10/01/17	1,180,704
1,130,000	3.000	10/01/19	1,250,752
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,540,632

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Kansas – (continued)
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
$1,300,000	3.000%	12/01/14	$1,355,458
2,000,000	4.000	12/01/15	2,173,140
1,400,000	5.000	12/01/16	1,604,610

			71,332,539

Kentucky – 1.4%
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA-/NR)(f)(g)
940,000	15.091	05/01/39	1,172,782
Kentucky State Property and Buildings Refunding Series 2011 A (A+/Aa3)
1,325,000	5.000	08/01/16	1,506,432
5,000,000	4.000	08/01/17	5,633,700
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A-/A2)(b)
10,000,000	1.150	06/01/17	10,000,000
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,875,000	3.000	10/01/14	2,974,877
Louisville/Jefferson County Metro Government RB Refunding Series 2012 A (SP-1+/MIG1)
31,285,000	2.000	12/04/13	31,619,124
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A-/A2)(b)
10,500,000	1.650	04/03/17	10,704,645
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AA-/Aa3)
1,080,000	3.000	09/01/13	1,089,731

			64,701,291

Louisiana – 1.7%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AA+/Aa2)
450,000	3.000	08/01/14	462,078
500,000	3.000	08/01/15	521,650
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (AA/A1)(e)
4,405,000	5.000	02/01/14	4,620,360
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A2)
400,000	2.000	07/15/14	406,836
270,000	3.000	07/15/14	278,060
400,000	2.000	07/15/15	410,652
585,000	3.000	07/15/15	613,788
350,000	2.000	07/15/16	360,013
1,830,000	3.000	07/15/16	1,941,191
375,000	2.000	07/15/17	385,267
1,200,000	4.000	07/15/17	1,332,420
680,000	2.000	07/15/18	693,376
1,040,000	4.000	07/15/18	1,165,393
1,000,000	5.000	07/15/19	1,184,060

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA-/A3)
$100,000	2.750%	11/01/13	$101,098
205,000	2.750	11/01/14	209,756
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,570,000	3.000	02/01/16	1,666,366
1,015,000	3.000	02/01/17	1,090,648
1,565,000	3.000	02/01/18	1,690,607
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/A3)
2,955,000	5.000	06/01/16	3,300,292
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA-/A1)
1,250,000	3.000	12/01/16	1,326,187
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Jefferson Parish Series 2009 A (AA-/Aa2)
370,000	3.000	04/01/13	370,000
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(d)
1,500,000	0.000	10/01/15	1,458,060
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Parish of East Baton Rouge Road Improvements Project Series 2012 (AA/Aa3)
1,315,000	3.000	08/01/15	1,380,645
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA-/Aa3)
8,250,000	5.000	06/01/20	9,056,602
Louisiana State Gasoline and Fuels Tax RB Second Lien RMKT 06/01/10 Series 2010 A-1 (NR/Aa2)(d)
5,000,000	0.870	06/01/13	5,003,000
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (A-/NR)(d)
3,000,000	1.375	10/01/16	3,016,890
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-1 (A-/NR)(d)
4,750,000	1.875	10/01/13	4,779,878
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (A-/NR)(d)
4,845,000	2.100	10/01/14	4,910,844
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
3,520,000	5.250	11/15/13	3,619,229
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	551,275
2,825,000	5.000	10/01/17	3,172,023
New Orleans GO Bonds Refunding Series 2012 (BBB/A3)
1,295,000	3.000	12/01/14	1,338,862
1,805,000	4.000	12/01/15	1,937,451
4,145,000	4.000	12/01/16	4,511,211
4,030,000	4.000	12/01/17	4,435,982

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA-/Aa3)
$500,000	4.000%	12/01/15	$539,150
610,000	4.000	12/01/16	671,451
St. Tammany Parish Hospital Service District No. 1 RB Refunding Project Series 2011 (A-/NR)
1,190,000	2.000	07/01/13	1,194,463
1,390,000	2.000	07/01/14	1,405,415
1,800,000	2.300	07/01/15	1,831,644
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
500,000	4.000	04/01/13	500,000
420,000	4.000	04/01/16	456,691
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 B (A/A1)
115,000	5.500	05/15/30	117,009

			80,017,873

Maine – 0.2%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (BBB/NR)
3,125,000	3.800	11/01/15	3,366,187
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,700,000	1.350	11/15/14	2,711,637
2,455,000	1.700	11/15/15	2,476,997

			8,554,821

Maryland – 2.8%
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2009 (AAA/Aa1)
2,345,000	4.000	04/01/13	2,345,000
Baltimore County Maryland GO Bonds 71st Issue for Metropolitan District Public Improvement Series 2008 (AAA/Aaa)
1,420,000	5.000	02/01/14	1,476,346
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
6,650,000	4.000	02/01/14	6,858,876
2,500,000	4.000	02/01/16	2,746,125
9,000,000	5.000	02/01/17	10,488,780
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)
3,575,000	5.000	08/01/13	3,631,556
Baltimore RB Refunding for Projects Series 2002 B (NATL-RE FGIC) (AA/Aa2)
550,000	0.150	07/01/32	487,339
16,175,000	0.165	07/01/37	14,316,221
Baltimore RB Refunding for Wastewater Projects Subseries 2002 C (NATL-RE FGIC) (AA-/Aa3)
35,450,000	0.165	07/01/37	30,855,853
Calvert County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,455,000	2.000	07/15/14	1,487,607

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AA+/Aa1)
$2,075,000	5.000%	11/01/17	$2,472,134
3,055,000	4.000	11/01/18	3,560,022
Charles County Maryland GO Bonds Refunding Series 2011 (AA+/Aa1)
2,365,000	4.000	11/01/15	2,578,654
1,115,000	4.000	11/01/16	1,249,402
5,405,000	4.000	11/01/17	6,186,131
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AA+/Aaa)
1,170,000	2.250	07/01/16	1,218,087
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
2,325,000	4.000	08/15/15	2,512,767
3,445,000	4.000	08/15/16	3,812,857
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	4,920,525
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2009 A (AAA/Aaa)
5,000,000	5.000	11/01/13	5,140,000
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2012 B (AAA/Aaa)
5,350,000	5.000	11/01/16	6,188,131
Washington Suburban Sanitary District Consolidated Public Improvement GO Bonds Series 2012 (AAA/Aaa)
12,500,000	5.000	06/01/16	14,219,625

			128,752,038

Massachusetts – 1.3%
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A+/A3)
4,000,000	5.000	01/01/15	4,272,320
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A1)
4,000,000	2.875	10/01/14	4,146,760
Massachusetts State Development Finance Agency RB for Partners Healthcare System Issue Series 2012 L (AA/Aa2)
400,000	5.000	07/01/15	439,176
300,000	5.000	07/01/16	339,960
Massachusetts State GO Bonds Consolidated Loan Series 2004 A (AA+/Aa1)(e)
5,000,000	5.000	08/01/14	5,305,650
Massachusetts State GO Bonds Consolidated Loan Series 2004 D (AGM) (AA+/Aa1)(e)
3,475,000	5.000	12/01/14	3,744,208
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(a)
26,250,000	0.770	05/01/37	25,429,425
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(a)
7,000,000	0.550	01/01/18	7,008,680
Massachusetts State GO Bonds Refunding Series 2010 A (AA+/Aa1)(a)
2,500,000	0.650	02/01/14	2,503,550

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(a)
$6,000,000	0.480%	02/01/17	$6,000,000
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(b)
2,915,000	1.700	11/01/16	2,981,346

			62,171,075

Michigan – 2.3%
Detroit Michigan Water Supply System RB Senior Lien Series 2005 C (NATL-RE FGIC) (A+/Baa3)
3,000,000	5.000	07/01/16	3,219,090
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (A+/Baa3)
1,100,000	5.000	07/01/13	1,110,450
1,700,000	5.000	07/01/14	1,771,536
700,000	5.000	07/01/15	748,076
500,000	5.000	07/01/16	542,610
1,295,000	5.000	07/01/17	1,424,552
Detroit Wayne County Stadium Authority RB Refunding Series 2012 (BBB+/Baa2)
500,000	5.000	10/01/14	521,975
1,100,000	5.000	10/01/18	1,211,848
Kent Hospital Finance Authority RB Refunding for Spectrum Health System Series 2008 A (AA/Aa3)(b)
6,850,000	4.250	01/15/14	7,036,320
Michigan Finance Authority RB for Detroit School District Series 2011 (A+/NR)
7,500,000	5.250	06/01/17	8,497,275
Michigan Finance Authority RB for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
11,135,000	5.000	07/01/15	12,288,809
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (A+/NR)
750,000	4.000	06/01/14	773,250
1,375,000	4.000	06/01/17	1,489,400
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	10,705,320
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,000,000	5.000	07/01/23	4,229,200
Michigan State Building Authority RB Refunding for Facilities Program Series 2003 I (AGM) (AA-/Aa3)
7,580,000	5.250	10/15/14	7,783,902
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)
2,180,000	5.000	11/01/19	2,408,398
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (NR/Aa2)(e)
7,845,000	5.000	11/01/15	8,771,651
Michigan State Hospital Finance Authority RB for Ascension Health Credit Group RMKT 08/16/10 Series 1999 B-3 (AA+/Aa1)(b)
3,875,000	2.000	08/01/14	3,958,584

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa1)(b)
$3,000,000	2.000%	05/30/18	$3,098,340
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/A1)(b)
2,500,000	5.250	08/01/14	2,647,975
Michigan State Trunk Line Fund Bonds Series 2011 (AA+/Aa2)
550,000	3.000	11/15/14	573,474
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	976,106
700,000	4.000	05/01/19	784,847
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,146,440
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,366,500
10,000,000	5.000	12/01/15	11,193,700
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,529,486
1,385,000	5.000	12/01/19	1,662,970
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,116,060

			109,588,144

Minnesota – 3.2%
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds for Minnesota School District Credit Enhancement Program Series 2012 A (SD CRED PROG) (AA+/NR)
3,630,000	3.000	02/01/15	3,807,144
3,445,000	4.000	02/01/16	3,772,929
3,575,000	4.000	02/01/17	4,015,476
Eden Prairie Minnesota Independent School District No. 272 GO School Building Refunding Bonds for Series 2012 A (SD CRED PROG) (NR/Aa2)
6,000,000	3.000	02/01/14	6,138,360
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,227,247
2,595,000	1.500	06/01/17	2,654,166
3,190,000	1.500	06/01/18	3,257,054
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO Bonds for Grant Anticipation Notes Series 2012 G (SP-1+/Aaa)
23,000,000	2.000	03/01/15	23,717,830
47,100,000	1.000	03/01/16	47,511,183
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aaa)
7,980,000	2.000	12/01/17	8,342,532
Minneapolis Minnesota Special School District Refunding Series 2011 A (SD CRED PROG) (AA+/Aa2)
3,520,000	2.000	02/01/14	3,572,096

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Minnesota – (continued)
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
$600,000	5.000%	04/01/14	$627,060
500,000	5.000	04/01/18	589,445
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA/NR)
6,855,000	4.000	06/01/14	7,124,264
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (ETM) (NR/NR)(e)
1,720,000	4.000	06/01/14	1,793,083
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
1,000,000	2.500	10/01/13	1,010,260
950,000	3.000	10/01/14	984,447
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	13,862,862
Minnesota State Various Purpose GO Bonds Series 2009 D (ETM) (AA+/Aa1)(e)
9,445,000	5.000	08/01/13	9,593,098
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,620,000	3.000	02/01/16	1,711,967
1,000,000	3.000	02/01/17	1,073,750

			148,386,253

Mississippi – 0.3%
DeSoto County Mississippi GO Bonds Refunding Series 2009 (AA/Aa2)
700,000	3.000	11/01/13	709,961
Greenville Public School District RB Refunding Series 2009 (AA-/NR)
605,000	4.000	08/01/13	610,959
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,849,230
Mississippi State GO Bonds for Capital Improvement Series 2006 D (NATL-RE) (AA/Aa2)(e)
3,855,000	5.000	11/01/17	4,604,335
Ocean Springs School District GO Bonds Series 2009 (AA-/NR)
1,135,000	4.000	05/01/13	1,138,155
University Education Building Corp. RB Refunding Series 2009 B (AA/Aa2)
1,790,000	3.000	10/01/13	1,807,345

			12,719,985

Missouri – 1.0%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,284,534
2,075,000	4.000	09/01/19	2,388,201
Curators University of Missouri System Facilities Unrefunded-RB for System Facilities Series 2006 A (AA+/Aa1)
5,070,000	5.000	11/01/17	5,638,347

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
$5,000,000	2.000%	02/01/15	$5,151,100
7,600,000	2.000	02/01/16	7,893,512
Missouri State Board of Public Buildings RB Series 2003 A (NR/Aa1)(e)
3,425,000	5.000	10/15/13	3,512,406
Missouri State Board of Public Buildings Special Obligation Series 2003 A (AA+/Aa1)
400,000	5.000	10/15/14	410,056
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and Refunding RB for City of Independence Electric System Projects Series 2012 F (A/NR)
375,000	4.000	06/01/15	397,991
500,000	4.000	06/01/16	541,300
1,180,000	4.000	06/01/18	1,299,416
960,000	4.000	06/01/19	1,058,448
1,000,000	4.000	06/01/20	1,102,590
Platte County Park Hill School District GO Bonds Refunding for Direct Deposit Program Series 2013 (ST AID DIR DEP) (AA+/Aa1)
2,250,000	2.000	03/01/16	2,346,075
St. Louis Board of Education GO Bonds Refunding for Missouri Direct Deposit Program Series 2004 (NATL-RE) (AA+/Baa2)(e)
2,595,000	5.250	04/01/15	2,847,494
St. Louis Board of Education GO Bonds Refunding for Missouri Direct Deposit Program Series 2004 (NATL-RE) (ST AID DIR DEP) (AA+/Baa2)(e)
5,980,000	5.000	04/01/15	6,532,193
St. Louis Missouri Airport Revenue Refunding for Lambert-St. Louis International Airport Series 2011 (A-/Baa1)
2,000,000	5.000	07/01/14	2,102,240
1,000,000	5.000	07/01/15	1,088,780

			46,594,683

Montana – 0.2%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/Aa3)
1,600,000	2.000	06/01/17	1,671,040
2,000,000	3.000	06/01/17	2,170,280
1,750,000	3.000	06/01/18	1,908,095
800,000	4.000	06/01/18	912,200
1,790,000	3.000	06/01/19	1,956,255

			8,617,870

Nebraska – 0.2%
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	841,673
435,000	4.000	11/01/17	478,678
750,000	4.000	11/01/19	830,303
690,000	4.000	11/01/20	761,539

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Nebraska – (continued)
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa2)
$530,000	2.000%	10/15/15	$548,900
1,215,000	2.000	10/15/16	1,266,564
1,765,000	3.000	10/15/17	1,921,891
1,785,000	3.000	10/15/18	1,956,503
640,000	4.000	10/15/20	745,146

			9,351,197

Nevada – 0.9%
Clark County GO Refunding Bonds Series 2006 (AGM) (AA+/Aa1)
5,115,000	4.625	06/01/19	5,704,043
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB-/NR)
1,830,000	2.000	08/01/13	1,834,154
2,935,000	3.000	08/01/14	2,976,325
3,135,000	3.000	08/01/15	3,166,632
3,690,000	3.000	08/01/16	3,713,210
4,030,000	4.000	08/01/17	4,185,639
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,381,060
Clark County School District GO Bonds Refunding Series 2004 A (AGM) (AA-/Aa3)
3,000,000	5.000	06/15/16	3,154,980
Clark County School District Limited Tax GO Bonds Refunding Series 2003 D (NATL-RE) (AA-/Aa3)(e)
3,450,000	5.000	12/15/13	3,566,265
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
1,000,000	2.000	12/01/15	1,029,920
2,700,000	4.000	12/01/16	2,983,257
2,810,000	4.000	12/01/17	3,089,904
Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (ETM) (AA+/Aa2)(e)
5,000,000	5.000	06/01/13	5,038,550
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
515,000	4.800	12/01/14	524,770

			44,348,709

New Hampshire – 1.2%
Manchester New Hampshire General Airport RB Refunding Series 2009 B (BBB+/A3)
5,240,000	5.000	01/01/14	5,376,345
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (A/A3)
40,475,000	0.158	05/01/21	36,635,083
New Hampshire Health & Education Facilities Authority RB for Dartmouth-Hitchcock Obligated Group Series 2009 (A+/NR)
2,900,000	3.250	08/01/13	2,920,387

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Hampshire – (continued)
New Hampshire Health & Education Facilities Authority RB Refunding for Catholic Medical Center Series 2012 (BBB+/Baa1)
$500,000	4.000%	07/01/14	$515,850
400,000	4.000	07/01/15	419,896
2,405,000	4.000	07/01/18	2,589,800
2,635,000	4.000	07/01/19	2,846,274
New Hampshire State Capital Improvement GO Bonds Series 2012 B (AA/Aa1)
5,400,000	5.000	11/01/16	6,241,806

			57,545,441

New Jersey – 4.3%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)(c)
1,845,000	1.000	03/01/16	1,857,195
2,025,000	1.000	03/01/17	2,033,546
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,730,000	2.000	12/01/13	1,750,916
1,275,000	2.000	12/01/14	1,310,674
1,320,000	2.000	12/01/15	1,372,985
1,725,000	2.000	12/01/16	1,800,814
2,355,000	2.000	12/01/17	2,463,071
2,500,000	2.000	12/01/18	2,609,125
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2012 C (ST AID WITHHLDG) (NR/Aaa)
3,200,000	2.000	12/01/19	3,317,536
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,226,584
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa3)
1,130,000	4.000	11/01/18	1,302,178
1,300,000	5.000	11/01/19	1,596,764
Garden State Preservation Trust Open Space and Farmland RB Series 2005 A (AGM) (AAA/Aa3)(e)
12,000,000	5.800	11/01/15	13,646,760
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (BBB/NR)(b)
2,250,000	2.125	12/01/17	2,326,432
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA+/NR)
325,000	2.000	10/01/14	331,565
660,000	2.000	10/01/15	678,691
1,245,000	3.000	10/01/17	1,342,197
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,976,297
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	5,939,995
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,476,206

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey COPS for Equipment Lease Purchase Agreement Series 2009 A (A+/A1)
$2,000,000	5.000%	06/15/13	$2,018,820
New Jersey Economic Development Authority RB for School Facilities Construction RMKT 04/30/08 Series 2008 (AGM) (AA-/A1)(e)
2,000,000	5.000	09/01/14	2,132,840
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (NATL-RE FGIC) (A+/A1)(e)
2,695,000	5.250	06/15/13	2,722,139
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (A+/A1)(e)
3,905,000	5.000	03/01/15	4,250,553
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (NATL-RE FGIC) (A+/A1)
3,685,000	5.250	12/15/14	3,988,791
New Jersey Economic Development Authority RB for School Facilities Construction Series 2007 (AGM) (AA-/A1)(e)
5,000,000	5.000	09/01/15	5,552,600
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A+/A1)
7,500,000	5.000	12/15/16	8,649,075
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB+/Baa1)
1,240,000	5.000	07/01/17	1,405,763
1,265,000	4.000	07/01/18	1,389,021
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
500,000	4.000	07/01/13	504,305
1,000,000	5.000	07/01/14	1,054,200
1,000,000	5.000	07/01/15	1,093,930
2,000,000	5.000	07/01/16	2,256,100
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2011 A (BBB+/Baa1)
4,875,000	3.000	07/01/13	4,899,521
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (BBB+/Baa1)
350,000	5.000	07/01/17	396,172
400,000	5.000	07/01/18	460,960
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
4,680,000	3.500	01/01/16	4,915,170
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Hospital Series 2007 B (BBB-/Baa3)
1,000,000	4.800	07/01/13	1,009,390
New Jersey State GO Bonds Refunding Series 2010 Q (AA-/Aa3)
10,000,000	5.000	08/15/15	11,054,800
5,000,000	5.000	08/15/16	5,712,300
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (A+/A3)
21,625,000	0.210	01/01/30	19,539,032

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (A+/A3)
$21,500,000	0.210%	01/01/30	$19,426,183
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,949,700
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (A+/A1)
6,800,000	5.500	12/15/16	7,951,920
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A+/A1)
1,500,000	5.000	06/15/15	1,644,705
1,000,000	5.000	06/15/16	1,132,080
Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY) (GO OF CITY) (NR/A3)
1,235,000	3.500	12/01/13	1,251,747
Somerset County New Jersey GO Bonds Series 2009 A (AAA/Aaa)
3,320,000	2.000	08/01/13	3,339,887
Sussex County New Jersey GO Bonds for General Improvement Series 2010 (NR/Aa2)
2,665,000	2.000	08/15/14	2,724,163
Tobacco Settlement Financing Corp. RB Series 2003 (AA+/Aaa)(e)
1,750,000	6.750	06/01/13	1,768,568
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	869,282
855,000	3.000	07/15/17	917,201
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,498,632
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AA+/Aa1)
4,195,000	4.000	03/01/14	4,336,120
Union County New Jersey GO Bonds Refunding for General Improvement Series 2012 B (SCH BD RES FD) (AA+/Aa1)
1,265,000	3.000	03/01/19	1,385,453
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
1,000,000	3.000	07/15/14	1,031,940
700,000	4.000	07/15/15	749,588
1,000,000	4.000	07/15/16	1,093,250

			203,435,432

New Mexico – 1.6%
Albuquerque New Mexico GO Bonds Series 2009 A (AAA/Aa1)
4,000,000	3.000	07/01/13	4,027,640
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (NR/A1)(b)
10,000,000	2.875	04/01/15	10,379,400
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2012 (AAA/Aa1)
21,485,000	2.000	06/15/16	22,422,820
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)(c)
6,030,000	2.000	03/01/17	6,331,922

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Mexico – (continued)
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
$5,000,000	5.000%	07/01/16	$5,705,800
12,625,000	5.000	07/01/18	15,213,125
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,354,420
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	6,445,225

			72,880,352

New York – 12.6%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA-/A2)
1,625,000	5.000	12/15/15	1,801,377
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,920,000	2.000	06/01/14	1,956,230
1,640,000	3.000	06/01/15	1,729,101
1,385,000	3.000	06/01/16	1,485,316
Brookhaven Public Improvement GO Bonds Series 2013 A (AA+/Aa2)
3,955,000	2.000	09/15/14	4,049,881
4,045,000	2.000	09/15/15	4,195,595
4,135,000	2.000	09/15/16	4,328,022
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA-/NR)
870,000	3.000	10/15/13	880,631
950,000	4.000	10/15/14	991,325
990,000	4.000	10/15/15	1,054,865
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (A/A2)
1,000,000	5.000	11/15/15	1,114,890
730,000	4.000	11/15/16	812,278
Metropolitan Transportation Authority RB Series 2011 D (A/A2)
725,000	3.000	11/15/13	737,506
1,000,000	4.000	11/15/15	1,088,950
Monroe County GO Bonds Refunding Series 2012 (BBB+/A3)
1,000,000	5.000	03/01/15	1,079,690
3,000,000	5.000	03/01/16	3,280,890
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (A-/A2)
515,000	5.000	08/01/13	522,128
Nassau County New York GO Bonds Refunding Series 2009 E (A+/A2)
3,000,000	4.000	06/01/13	3,017,370
Nassau Health Care Corp. RANS Series 2013 A (AGM) (AA-/A2)
7,500,000	2.250	12/15/13	7,598,025
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(a)
6,250,000	0.670	08/01/25	6,250,000
New York City GO Bonds Series 2009 E (ETM) (NR/NR)(e)
2,760,000	3.000	08/01/13	2,785,861
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,291,032
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,480,782

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO Bonds Unrefunded Series 2009 E (AA/Aa2)
$6,580,000	3.000%	08/01/13	$6,641,194
New York City Prerefunded Refunding Series 2009 C (ETM) (NR/NR)(e)
560,000	5.000	08/01/13	568,725
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA/Aa2)
5,000,000	5.000	03/01/15	5,442,450
New York City Transitional Finance Authority RB for Future Tax Fiscal 2013 Series 2012 D (AAA/Aa1)
12,130,000	5.000	11/01/17	14,403,405
New York City Transitional Finance Authority RB Future Tax Subordinate Refunding Series 2012 B (AAA/Aa1)
4,885,000	5.000	11/01/15	5,455,324
10,650,000	5.000	11/01/17	12,646,023
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	15,804,560
New York City Unrefunded Refunding Series 2009 C (AA/Aa2)
6,440,000	5.000	08/01/13	6,542,074
New York State Bridge Authority General RB Refunding Series 2011 (GO OF AUTH) (AA-/Aa3)
3,145,000	3.000	01/01/14	3,209,504
2,000,000	4.000	01/01/15	2,126,480
New York State Dormitory Authority Lease RB for Municipal Health Facilities Improvement Program Series 2010-1 (CITY APPROP) (AA-/Aa3)
4,825,000	5.000	01/15/14	5,000,341
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
2,215,000	4.000	05/01/17	2,448,970
New York State Dormitory Authority Personal Income Tax RB Series 2010 E (AAA/NR)
21,935,000	3.000	02/15/14	22,466,485
7,095,000	5.000	02/15/15	7,708,292
New York State Dormitory Authority RB for State University Educational Facilities Series 1993 A (NATL-RE-IBC) (AA-/Aa3)
2,715,000	5.500	05/15/13	2,731,697
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
1,475,000	3.000	09/01/13	1,487,862
1,280,000	3.000	09/01/14	1,312,678
1,335,000	4.000	09/01/15	1,405,929
3,325,000	4.000	09/01/16	3,547,708
3,000,000	4.000	09/01/17	3,225,780
3,665,000	5.000	09/01/18	4,123,968
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/NR)
8,375,000	5.000	08/15/17	9,893,304
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A3)
70,025,000	0.210	05/01/34	59,835,771

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Energy Research & Development Authority Pollution Control RB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/Baa1)
$5,000,000	2.250%	10/15/15	$5,135,650
New York State Energy Research & Development Authority Pollution Control RB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/Baa1)
8,000,000	2.250	12/01/15	8,227,760
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A3)
27,750,000	0.175	07/01/34	22,582,700
New York State GO Bonds Refunding Series 2009 C (AA/Aa2)
23,075,000	3.000	02/01/15	24,192,292
New York State Tax Exempt GO Bonds RMKT 10/23/12 Subseries 1996 J-2 (AA/Aa2)
8,250,000	5.000	02/15/16	9,275,062
New York State Tax Exempt GO Bonds Series 2011 E (AA/Aa2)
6,950,000	5.000	12/15/17	8,340,000
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,544,950
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	8,376,228
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	7,506,786
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
4,560,000	4.000	04/01/13	4,560,000
2,730,000	5.000	04/01/14	2,857,600
New York State Thruway Authority RB for State Personal Income Tax Series 2011 A (AAA/NR)
7,000,000	5.000	03/15/19	8,509,620
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/NR)
8,000,000	5.000	03/15/16	9,042,800
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 B (AA-/NR)
21,775,000	5.000	01/01/14	22,543,658
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA-/A1)
2,590,000	2.000	10/15/16	2,657,832
Suffolk County New York Public Improvement Series 2011 A (A+/A1)
4,520,000	3.000	05/15/15	4,718,564
Suffolk County New York Refunding Serial Bonds Series 2012 A (A+/A1)
1,000,000	3.000	04/01/13	1,000,000
3,275,000	4.000	04/01/14	3,386,579
2,000,000	4.000	04/01/15	2,122,680
Suffolk County New York Refunding Serial Bonds Series 2012 B (A+/A1)
680,000	3.000	10/01/13	688,351
2,310,000	4.000	10/01/14	2,426,678

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
$2,000,000	4.000%	10/01/16	$2,184,620
1,000,000	4.000	10/01/17	1,101,850
Suffolk County New York Tax Anticipation Notes Series 2012 III (SP-1/NR)
23,000,000	2.000	09/12/13	23,162,840
Suffolk County Water Authority BANS Series 2013 A (AA/NR)
35,000,000	4.000	01/15/16	38,402,000
Suffolk County Water Authority BANS Series 2013 B (AA/NR)
8,000,000	3.000	01/15/15	8,382,400
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	395,423
490,000	4.000	06/01/18	527,093
575,000	5.000	06/01/19	653,775
620,000	5.000	06/01/20	708,362
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (AA-/NR)
30,000,000	5.000	06/01/17	35,052,300
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1C (AA-/Aa3)
12,500,000	5.500	06/01/19	12,604,000
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(b)
37,500,000	0.226	01/01/14	37,516,500
Utica City School District GO Bonds Refunding Series 2013 (ST AID WITHHLDG) (NR/A2)
850,000	2.000	07/01/14	861,756
1,000,000	2.000	07/01/15	1,017,210
Yonkers New York GO Bonds Series 2011 A (BBB+/Baa1)
2,000,000	5.000	10/01/13	2,042,980
2,020,000	5.000	10/01/14	2,138,614
2,000,000	5.000	10/01/15	2,186,220
2,000,000	5.000	10/01/16	2,234,540

			590,428,542

North Carolina – 2.7%
Centennial Authority RB Refunding Series 2009 (ASSURED GTY) (AA-/Aa2)
3,190,000	5.000	09/01/13	3,239,668
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/Aa3)
1,220,000	2.250	07/01/14	1,243,229
Charlotte North Carolina GO Bonds Refunding Series 2009 B (AAA/Aaa)
6,010,000	5.000	06/01/13	6,056,818
Durham North Carolina Utility System Revenue Refunding Series 2011 (AAA/Aa1)
500,000	3.000	06/01/14	515,990
300,000	4.000	06/01/16	332,190
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,034,000
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	6,125,735

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (A-/Baa1)
$6,000,000	5.000%	01/01/15	$6,451,920
1,500,000	5.000	01/01/16	1,670,655
4,535,000	5.000	01/01/17	5,219,876
3,000,000	5.000	01/01/19	3,597,720
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)
3,000,000	3.000	01/01/14	3,057,450
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (A-/Baa1)
5,235,000	2.000	01/01/15	5,357,394
1,815,000	3.000	01/01/16	1,923,156
2,000,000	3.000	01/01/18	2,153,060
1,275,000	5.000	01/01/18	1,501,644
2,000,000	3.000	01/01/19	2,138,300
1,000,000	5.000	01/01/19	1,199,240
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	19,823,406
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	30,327,533
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/Aa3)(b)
6,000,000	4.000	03/01/18	6,705,960
North Carolina Infrastructure Finance Corp. COPS Capital Improvement Series 2006 A (AGM) (AA+/Aa1)
6,490,000	5.000	02/01/14	6,746,939
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (AA-/A1)
3,470,000	3.000	12/01/14	3,617,441
1,065,000	4.000	12/01/16	1,182,810
1,375,000	5.000	12/01/18	1,647,621
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,037,560
North Carolina Turnpike Authority Monroe Connector System State APPROP RB Series 2011 (AA/Aa2)
3,000,000	4.000	07/01/14	3,135,060
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	1,037,422

			128,079,797

Ohio – 1.2%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
470,000	4.000	12/01/14	494,285
1,000,000	4.000	12/01/15	1,072,290
1,425,000	5.000	12/01/16	1,604,721
1,740,000	5.000	12/01/17	2,004,671
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
2,595,000	4.000	06/01/16	2,752,335

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
$13,740,000	5.125%	06/01/24	$12,603,152
3,415,000	5.375	06/01/24	3,190,157
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Series 2003 (AGM) (AA-/Aa2)(e)
5,150,000	5.000	12/01/13	5,312,174
Columbus County GO Bonds for Various Purpose Unlimited Tax Series 2012 A (AAA/Aaa)
4,240,000	5.000	02/15/19	5,166,143
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aaa)
500,000	4.000	12/01/16	558,185
1,180,000	4.000	12/01/17	1,346,014
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
200,000	2.000	01/01/14	200,528
200,000	2.000	01/01/15	199,690
250,000	2.000	01/01/16	248,605
315,000	2.250	01/01/17	312,864
400,000	4.000	01/01/18	424,464
415,000	4.000	01/01/19	441,921
435,000	4.000	01/01/20	459,460
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,211,529
800,000	4.000	10/01/18	888,144
Ohio Housing Finance Agency Single Family Prerefunded Series 1985 (FGIC FHA/VA/PRIV MTGS) (AA+/WR)(d)(e)
1,500,000	0.000	01/15/14	1,353,165
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(b)
3,000,000	2.250	09/15/16	3,032,880
Ohio State GO Bonds for Highway Capital Improvement Series 2010 N (AAA/Aa1)
7,620,000	3.000	05/01/14	7,845,400
Ohio State GO Bonds Refunding for Higher Education Series 2009 C (AA+/Aa1)
2,450,000	5.000	08/01/13	2,488,661
Ohio State RB for Mental Health Capital Facilities Series II - 2009 A (ST APPROP) (AA/Aa2)
1,320,000	4.000	12/01/13	1,350,716

			56,562,154

Oklahoma – 1.7%
Norman Oklahoma GO Bonds Series 2012 B (NR/Aa2)
3,750,000	0.050	03/01/15	3,708,750
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2010 (AA/NR)
4,745,000	2.250	03/01/14	4,830,884
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
4,845,000	0.050	03/01/14	4,835,746

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
$3,765,000	2.000%	03/01/16	$3,909,124
5,470,000	2.000	03/01/17	5,715,767
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa2)
2,160,000	2.000	01/01/14	2,188,577
1,860,000	2.000	01/01/15	1,912,006
2,160,000	2.000	01/01/17	2,214,259
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa2)
2,795,000	2.000	01/01/16	2,882,008
2,445,000	2.000	01/01/17	2,530,062
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
6,750,000	1.000	07/01/15	6,790,500
8,750,000	1.000	07/01/16	8,794,712
7,795,000	2.000	07/01/18	8,102,903
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/Aa3)
1,340,000	5.000	06/01/13	1,349,353
Oklahoma Development Finance Authority Solid Waste Disposal RB for Waste Management of Oklahoma, Inc. Project Series 2004 A (BBB/NR)(b)
3,000,000	2.250	06/02/14	3,048,180
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,989,570
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,069,720
Tulsa Oklahoma GO Bonds Series 2013 (AA/Aa1)
3,400,000	4.000	03/01/16	3,739,320

			79,611,441

Oregon – 0.5%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(b)
2,000,000	5.000	07/15/14	2,094,360
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2007 (BBB/NR)(b)
5,000,000	2.000	09/02/14	5,089,850
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,604,327
North Clackamas School District No. 12 GO Bonds Refunding Series 2004 (AGM) (SCH BD GTY) (AA+/Aa1)
3,000,000	5.000	06/15/13	3,028,950
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,050,000	2.000	06/15/15	1,081,846
1,120,000	2.000	06/15/16	1,161,653
790,000	2.000	06/15/17	823,741
1,165,000	2.000	06/15/18	1,209,445
1,445,000	3.000	06/15/19	1,575,541

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2010 A (A+/A2)
$500,000	5.000%	03/15/14	$518,955
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (A+/A2)
500,000	5.000	05/01/15	540,050
2,000,000	5.000	05/01/16	2,220,600
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,286,308
1,120,000	3.000	08/01/18	1,235,931

			23,471,557

Pennsylvania – 2.6%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	858,623
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,345,000	4.250	12/15/13	1,371,954
1,050,000	4.250	12/15/15	1,104,400
645,000	4.250	12/15/17	682,397
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
540,000	5.400	11/15/14	552,528
Chester County Health & Education Facilities Authority RB for Jefferson Health System Series 2010 A (AA/Aa3)
1,775,000	4.000	05/15/14	1,845,503
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
295,000	3.000	08/01/16	303,773
515,000	3.000	08/01/17	530,620
530,000	3.000	08/01/18	539,148
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
10,000,000	3.000	01/01/16	10,666,400
31,750,000	5.000	07/01/18	38,312,725
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,500,000	5.000	07/01/22	10,687,215
7,000,000	5.000	01/01/23	7,752,010
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (BBB/NR)(b)
4,000,000	1.750	12/01/15	4,103,040
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
285,000	3.000	05/01/15	295,913
390,000	3.000	05/01/16	408,974
440,000	3.000	05/01/17	463,148
1,165,000	5.000	05/01/18	1,337,187
1,000,000	5.000	05/01/19	1,161,550

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2006 B (AGM) (AA-/A1)
$6,455,000	5.000%	09/01/14	$6,829,906
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (BBB/A1)
625,000	4.000	09/01/15	668,312
600,000	4.000	09/01/16	650,736
500,000	3.000	09/01/17	527,505
550,000	4.000	09/01/17	604,764
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA-/NR)
1,305,000	4.000	10/01/15	1,398,529
Pennsylvania State University Bonds Refunding Series 2002 (AA/Aa2)
1,000,000	5.250	08/15/15	1,110,860
Pennsylvania Turnpike Commission RB Series 2013 A (A+/Aa3)(a)
7,500,000	0.720	12/01/17	7,501,500
Philadelphia GO Bonds Series 2011 (AGM) (AA-/A2)
1,460,000	5.000	08/01/16	1,632,820
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BBB-/Ba1)
1,500,000	5.000	07/01/15	1,583,655
1,500,000	5.000	07/01/16	1,607,865
2,000,000	5.000	07/01/17	2,166,500
Philadelphia School District GO Bonds Refunding Series 2005 A (AMBAC) (ST AID WITHHLDG) (A+/Aa3)
1,000,000	5.000	08/01/13	1,014,610
Pittsburgh Water & Sewer Authority RB Refunding Subordinate Series 2012 C-1D (AGM) (AA-/NR)(b)
6,000,000	1.400	09/01/15	6,002,820
Red Lion Area School District GO Bonds RMKT 10/01/09 Series 2005 (AGM) (ST AID WITHHLDG) (AA-/NR)
1,000,000	4.000	05/01/13	1,002,870
Southeastern Pennsylvania Transportation Authority RB Refunding Series 2010 (AA-/A1)
3,000,000	3.000	03/01/14	3,063,390
University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa1)(b)
2,000,000	5.500	09/15/13	2,046,180

			122,389,930

Puerto Rico – 2.1%
Government Development Bank for Puerto Rico RB Refunding RMKT 12/30/09 Series 1985 (NATL-RE) (COMWLTH GTD) (BBB-/NR)
11,485,000	4.750	12/01/15	11,650,154
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BBB-/Baa3)
5,530,000	5.000	12/01/14	5,803,293
2,645,000	5.000	12/01/15	2,798,701
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB+/Ba1)
250,000	5.000	07/01/13	251,677

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB+/Ba1)
$2,025,000	5.000%	07/01/15	$2,089,031
14,595,000	5.000	07/01/17	15,204,925
7,285,000	5.000	07/01/19	7,508,868
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (ASSURED GTY) (AA-/A3)
825,000	5.000	07/01/14	858,256
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding for Transportation Series 2004 I (FGIC) (BBB/Baa3)
2,100,000	5.000	07/01/24	2,108,631
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (BBB-/Baa3)
1,030,000	5.500	07/01/17	1,113,914
Puerto Rico Electric Power Authority Power RB Refunding Series 2005 SS (NATL-RE) (BBB+/Baa2)
1,000,000	5.000	07/01/13	1,009,070
Puerto Rico Electric Power Authority Power RB Refunding Series 2007 UU (NATL-RE) (BBB+/Baa2)
835,000	4.000	07/01/14	856,343
Puerto Rico Electric Power Authority Power RB Refunding Series 2012 B (BBB+/Baa2)
2,000,000	5.000	07/01/16	2,130,340
Puerto Rico Electric Power Authority RB Refunding LIBOR Series 2007 UU (BBB+/Baa2)(a)
25,755,000	0.906	07/01/31	17,579,590
Puerto Rico Electric Power Authority RB Refunding Series 1999 OO (AGC) (AA-/A3)
500,000	5.000	07/01/13	504,600
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (BBB+/Baa2)
150,000	3.000	07/01/13	150,633
3,250,000	4.000	07/01/16	3,361,865
Puerto Rico Electric Power Authority RB Series 2008 WW (BBB+/Baa2)
4,500,000	5.250	07/01/15	4,771,350
8,175,000	5.500	07/01/16	8,833,496
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA-/A2)
1,125,000	5.250	08/01/16	1,127,239
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/Baa3)
3,940,000	5.000	07/01/14	4,086,410
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (BBB-/Baa3)
2,250,000	5.500	07/01/16	2,402,438

			96,200,824

Rhode Island – 0.1%
Providence GO Bonds Series 2013 A (BBB/Baa1)
665,000	3.000	01/15/16	694,679
315,000	4.000	01/15/18	344,651
1,545,000	5.000	01/15/19	1,774,139

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Rhode Island – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/Baa1)
$890,000	6.000%	06/01/23	$891,540

			3,705,009

South Carolina – 1.2%
Beaufort-Jasper South Carolina Water & Sewer Authority Waterworks and Sewer System RB Series 2010 B (AA/Aa1)
2,400,000	5.000	03/01/14	2,497,368
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,770,000	2.000	05/01/16	5,971,142
4,440,000	2.000	05/01/17	4,620,575
5,000,000	2.000	05/01/18	5,206,500
Columbia City South Carolina Waterworks and Sewer System RB Refunding Series 2011 B (AA/Aa1)
1,205,000	4.000	02/01/15	1,279,361
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,020,000	3.000	02/01/15	1,064,431
1,025,000	3.000	02/01/16	1,092,978
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,905,000	4.000	11/01/16	2,076,545
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
4,330,000	5.000	03/01/16	4,882,984
5,895,000	5.000	03/01/17	6,883,651
5,500,000	5.000	03/01/19	6,780,950
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/A1)
6,000,000	3.600	02/01/17	6,446,040
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)
2,000,000	4.000	03/01/17	2,256,660
Richland County South Carolina School District No. 2 GO Bonds Refunding Series 2009 C (SCSDE) (AA/Aa1)
1,595,000	3.000	03/01/14	1,635,481
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,080,000	3.500	08/01/13	1,089,655
1,000,000	5.000	08/01/14	1,052,620
Western Carolina Regional Sewer Authority RB Refunding for Sewer System Series 2005 B (AGM) (AA/Aa2)
2,200,000	5.000	03/01/15	2,394,678

			57,231,619

South Dakota – 0.0%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (A+/A1)
1,250,000	4.250	11/01/14	1,325,412

Tennessee – 0.6%
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	957,249

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Maury County Tennessee GO Bonds Series 2006 (XLCA) (NR/Aa2)(e)
$2,180,000	3.600%	04/01/14	$2,252,703
Memphis Tennessee Electric System RB Subseries 2003 A (NATL-RE) (AA+/Aa2)(e)
6,000,000	5.000	12/01/13	6,188,940
Metropolitan Nashville Airport Authority Airport Improvement RB Refunding Series 2010 A (A/A2)
3,285,000	4.000	07/01/13	3,311,641
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	5.000	06/01/14	5,257,750
Sevierville Public Building Authority RB for Local Government Public Improvement Series 2009 (MUN GOVT GTD) (AA/NR)
1,500,000	4.000	06/01/14	1,564,455
Tennessee State GO Refunding Bonds Series 2012 B (AA+/Aaa)
6,600,000	5.000	10/01/16	7,617,588

			27,150,326

Texas – 6.6%
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,336,066
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA/NR)
1,750,000	2.000	03/01/18	1,826,807
845,000	4.000	03/01/19	970,246
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA/Aa1)
3,335,000	5.000	02/15/16	3,754,476
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,135,000	3.000	02/15/14	1,162,206
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
550,000	3.000	02/15/14	563,183
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,597,781
Dallas Waterworks and Sewer System RB Refunding Series 2012 A (AAA/Aa1)
3,155,000	5.000	10/01/18	3,820,547
1,500,000	5.000	10/01/19	1,843,530
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A2)
2,500,000	4.000	11/01/13	2,551,575
2,000,000	4.000	11/01/14	2,108,560
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	831,112
250,000	4.000	11/01/17	281,563
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
8,045,000	3.000	11/01/13	8,164,629
1,750,000	5.000	11/01/18	2,087,908

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Del Mar College District Limited Tax Refunding Bonds Series 2011 (AA/Aa2)
$510,000	3.000%	08/15/14	$528,625
1,145,000	4.000	08/15/15	1,240,012
Fort Bend County Texas GO Bonds Unlimited Tax Road Refunding Series 2009 (AA+/Aa1)
500,000	4.000	03/01/14	517,100
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,307,500
2,500,000	5.000	03/01/19	3,008,850
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(d)
1,930,000	0.000	02/15/17	1,860,559
Gulf Coast Waste Disposal Authority Environmental Facilities RB for BP Products North America, Inc. Project RMKT 09/01/09 Series 2004 (A/A2)(b)
5,000,000	2.300	09/03/13	5,037,800
Harris County Texas Cultural Education Facilities Finance Corp. RB for Texas Children’s Hospitals Project Series 2009 (AA/Aa2)
1,680,000	3.500	10/01/13	1,704,528
Harris County Texas Cultural Education Facilities Finance Corp. RB Refunding for Methodist Hospital System Series 2009 B-2 (AA/NR)(b)
3,000,000	5.000	06/01/13	3,020,760
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2009 B (AAA/NR)
1,000,000	4.000	10/01/13	1,018,920
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,276,451
2,250,000	4.000	08/15/17	2,556,270
Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BBB+/Baa2)
500,000	4.000	07/01/13	503,595
855,000	4.000	07/01/14	883,172
930,000	4.000	07/01/15	979,420
2,005,000	4.500	07/01/16	2,179,455
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A/A2)
18,150,000	0.407	07/01/32	16,700,457
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)
22,625,000	0.408	07/01/32	20,819,979
Houston Public Improvement GO Bonds Refunding Series 2004 A (NATL-RE) (AA/Aa2)(e)
7,315,000	5.375	03/01/14	7,656,610
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(b)
8,000,000	0.720	08/01/16	8,013,360
Houston Utilities System RB Refunding Series 2012 (AA/NR)(b)
4,500,000	0.670	06/01/15	4,508,955

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
$2,050,000	4.250%	08/15/14	$2,161,213
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(d)
1,500,000	0.000	08/15/13	1,498,680
2,000,000	0.000	08/15/14	1,986,660
1,000,000	0.000	08/15/15	987,320
Lower Colorado River Authority RB Refunding Series 2008 (ETM) (NR/NR)(e)
5,000	5.500	05/15/14	5,293
Lower Colorado River Authority RB Series 2008 (ETM) (NR/NR)(e)
205,000	5.500	05/15/14	217,017
Lower Colorado River Authority RB Unrefunded Series 2012 (A/A1)
2,240,000	5.500	05/15/14	2,371,040
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,829,254
Mansfield Independent School District VRDN GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)
7,315,000	1.750	08/01/17	7,553,030
Midland Texas COPS GO Bonds Series 2007 (NATL-RE) (AA+/Aa1)
1,255,000	4.000	03/01/14	1,297,921
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/01/09 Series 2006 (BBB/NR)(b)
4,000,000	3.750	06/01/15	4,254,960
North East Independent School District GO Bonds Series 2004 (PSF-GTD) (NR/Aaa)(e)
7,890,000	5.000	08/01/14	8,377,760
North East Independent School District GO Bonds Unrefunded Series 2004 (PSF-GTD) (AAA/Aaa)
5,570,000	5.000	08/01/15	5,917,401
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (A-/A2)
4,250,000	6.000	01/01/19	5,083,765
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A-/A2)(b)
16,000,000	1.950	01/01/19	16,236,320
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(b)
5,100,000	5.750	01/01/16	5,774,934
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A-/A2)
3,000,000	5.000	01/01/19	3,516,240
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(b)
6,000,000	1.200	08/01/17	6,043,020
Northside Texas Independent School District GO Bonds for School Building Series 2012 (PSF-GTD) (AAA/Aaa)(b)
8,000,000	1.000	05/31/16	8,062,320

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Northside Texas Independent School District Unlimited Tax Refunding Series 2011 A (PSF-GTD) (AAA/Aaa)(b)
$6,885,000	1.350%	06/01/14	$6,950,270
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
4,000,000	5.000	02/15/15	4,346,520
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
1,700,000	5.000	10/01/15	1,852,575
2,315,000	5.000	10/01/19	2,706,814
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(b)
7,000,000	2.000	12/01/16	7,248,430
Spring Branch Independent School District Unlimited Tax GO Bonds for Schoolhouse Series 2004 (PSF-GTD) (AAA/Aaa)
1,000,000	4.750	02/01/14	1,003,170
Sugar Land Texas GO Bonds Refunding for Fort Bend County Series 2012 (AAA/NR)
1,815,000	3.000	02/15/14	1,858,506
1,240,000	3.000	02/15/15	1,301,318
Tarrant County Limited Tax GO Bonds Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,152,607
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,445,000	5.000	12/15/14	3,688,768
2,200,000	5.000	12/15/15	2,419,560
3,000,000	5.000	12/15/16	3,291,210
5,000,000	5.000	12/15/17	5,550,850
4,500,000	5.000	12/15/18	5,081,265
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa2)
13,550,000	5.625	12/15/17	15,072,614
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)
16,725,000	4.000	07/01/15	18,065,007
7,355,000	5.000	07/01/16	8,225,979
Texas Transportation Commission Central Texas Turnpike System First Tier RB Refunding Series 2012 B (A-/Baa1)(b)
2,500,000	1.250	02/15/15	2,519,400
Tyler Texas Independent School District Series 2011 (PSF-GTD) (AAA/NR)(b)
1,140,000	1.150	08/15/14	1,142,542
University of North Texas Financing System RB Series 2009 A (AA/Aa2)
1,195,000	5.000	04/15/13	1,196,924

			307,071,044

U.S. Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
19,500,000	2.250	10/01/17	19,359,600
Virgin Islands Public Finance Authority Senior Lien RB Refunding Matching Fund Loan Notes Series 2009 B (BBB/Baa2)
2,500,000	5.000	10/01/13	2,551,575

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
U.S. Virgin Islands – (continued)
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa2)
$1,285,000	4.000%	07/01/13	$1,294,175
480,000	4.000	07/01/14	497,093
680,000	4.750	07/01/15	723,601

			24,426,044

Utah – 0.5%
Box Elder School District GO Bonds for Utah School Bond Guaranty Program Series 2011 (SCH BD GTY) (NR/Aaa)
2,510,000	3.000	07/15/13	2,530,030
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AA/NR)
1,340,000	4.000	05/01/14	1,383,416
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A-/NR)
500,000	5.000	09/01/14	531,375
610,000	5.000	09/01/15	668,590
750,000	5.000	09/01/16	844,433
500,000	5.000	09/01/17	577,660
500,000	5.000	09/01/18	588,060
500,000	5.000	09/01/19	594,130
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	6,195,793
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	7,797,840
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA/A3)
1,575,000	3.000	12/01/14	1,625,432

			23,336,759

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (A-/Baa1)
1,250,000	3.000	10/01/15	1,305,762
1,420,000	4.000	10/01/16	1,542,944
1,680,000	4.000	10/01/17	1,847,278

			4,695,984

Virginia – 1.2%
Amelia County IDA RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (BBB/NR)(b)
8,500,000	3.375	04/01/14	8,500,000
Fairfax County Virginia Economic Development Authority Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2007 (BBB/NR)
500,000	4.150	10/01/13	506,155
Louisa IDA Pollution Control RB Refunding for Electric and Power Co. Project Series 2008 C (A-/WR)(b)
6,250,000	1.500	12/01/14	6,327,188
Newport News Virginia GO Bonds Series 2009 B (AA/Aa1)
4,315,000	3.000	09/01/13	4,364,968
Smyth County Virginia IDA Hospital RB for Mountain States Health Alliance Series 2010 B (BBB+/Baa1)
3,330,000	5.000	07/01/14	3,478,984

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AA+/Aaa)(e)
$8,765,000	5.625%	06/01/15	$9,741,334
Virginia Beach Virginia GO Bonds for Public Improvement Series 2009 (AAA/Aaa)
1,000,000	3.000	06/01/13	1,004,570
Virginia Beach Virginia GO Bonds Refunding for Public Improvement Series 2004 B (AAA/Aaa)
1,455,000	5.000	05/01/13	1,460,485
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,084,797
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,973,112
Virginia State Public School Authority School Financing 1997 Resolution RB Series 2005 D (AA+/Aa1)
3,000,000	4.500	08/01/13	3,042,450
Virginia State Public School Authority School Financing 1997 Resolution Series 2004 A (ST AID WITHHLDG) (AA+/Aa1)(e)
6,185,000	5.000	08/01/14	6,571,624
Wise County Virginia IDA Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A3)(b)
5,000,000	2.375	11/01/15	5,134,500
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A3)(b)
2,000,000	4.050	05/01/14	2,069,820

			57,259,987

Washington – 1.0%
Snohomish County School District No. 015 GO Bonds Unlimited Tax Series 2006 (NATL-RE FGIC) (SCH BD GTY) (AA+/Aa1)(e)
2,550,000	5.000	06/01/16	2,905,113
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/A3)
2,730,000	6.500	06/01/26	2,825,304
Washington State GO Bonds Series 2005 D (AGM) (AA+/Aa1)(e)
10,000,000	5.000	01/01/15	10,817,100
Washington State Various Purpose GO Bonds Refunding Series 2013 R-C (AA+/Aa1)
27,125,000	3.000	07/01/16	29,213,354

			45,760,871

West Virginia – 0.4%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (NR/Aaa)(d)(e)
10,125,000	0.000	12/01/16	9,854,865
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (NR/Baa2)(b)
5,300,000	2.000	10/01/14	5,374,465
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB/NR)
500,000	5.000	05/01/17	552,250

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
West Virginia – (continued)
$1,445,000	5.000%	05/01/18	$1,619,903
1,565,000	5.000	05/01/19	1,773,927

			19,175,410

Wisconsin – 0.3%
Kenosha City Promissory Notes GO Bonds for Capital Appreciation Series 2005 D (AMBAC) (AA/Aa2)(d)
1,500,000	0.000	09/01/15	1,473,870
Madison City Promissory Notes GO Bonds Series 2011 A (NR/Aaa)
5,500,000	5.000	10/01/16	6,329,400
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa2)
4,050,000	5.000	02/01/16	4,550,094

			12,353,364

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $4,506,176,398)			$4,565,898,169

Short-Term Investments(a) – 2.1%
Alabama – 0.1%
Mobile County IDA PCRB VRDN Refunding for ExxonMobil Project Series 2002 (AAA/VMIG1)
$2,000,000	0.130%	04/01/13	$2,000,000

Alaska – 0.2%
Valdez Marine Terminal VRDN RB Refunding for ExxonMobil Co. Pipeline Project Series 1993 B (A-1+/VMIG1)
10,000,000	0.130	04/01/13	10,000,000

California – 0.0%
Metropolitan Water District of Southern California Waterworks VRDN RB Series 2000 B-3 (A-1+/VMIG1)
1,200,000	0.090	04/01/13	1,200,000

Illinois – 0.1%
Chicago VRDN RB Second Lien RMKT 02/19/09 Subseries 2000-1 (A-1/VMIG1)
5,000,000	0.160	04/01/13	5,000,000

Louisiana – 0.1%
East Baton Rouge Parish Louisiana VRDN PCRB Refunding for ExxonMobil Project Series 1989 (A-1+/Aaa)
1,890,000	0.120	04/01/13	1,890,000

Massachusetts – 0.0%
Massachusetts State Health & Educational Facilities Authority VRDN RB for Wellesley College Series 2008 I (A-1+/VMIG1)
1,000,000	0.130	04/01/13	1,000,000

Michigan – 0.1%
University of Michigan RB General Series 2012 D-1 (A-1+/VMIG1)
5,000,000	0.090	04/01/13	5,000,000

Mississippi – 0.3%
Jackson County Port Facility VRDN RB Refunding for Chevron U.S.A., Inc. Project Series 1993 (A-1+/Aa1)
8,780,000	0.130	04/01/13	8,780,000

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Investments(a) – (continued)
Mississippi – (continued)
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Series 2010 I (A-1+/VMIG1)
$5,000,000	0.130%	04/01/13	$5,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Series 2011 G (A-1+/VMIG1)
1,100,000	0.140	04/01/13	1,100,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development VRDN RB for Chevron U.S.A., Inc. Series 2011 D (A-1+/VMIG1)
1,000,000	0.130	04/01/13	1,000,000

			15,880,000

Missouri – 0.0%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2003 B (A-1+/VMIG1)
1,000,000	0.140	04/01/13	1,000,000

New York – 0.8%
New York City Municipal Water Finance Authority Water & Sewer Systems Second General Resolution VRDN RB Series 2011 DD-3A (SPA - U.S. Bank N.A.) (A-1+/VMIG1)
5,000,000	0.130	04/01/13	5,000,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Subseries 2012 B-2 (SPA - California State Teachers’ Retirement System) (A-1+/VMIG1)
5,000,000	0.130	04/01/13	5,000,000
New York City Transitional Finance Authority RB for Future Tax Second Series 1998 C (LOC - Morgan Stanley Bank) (A-1/VMIG2)
5,000,000	0.150	04/01/13	5,000,000
New York City Transitional Finance Authority VRDN RB Future Tax Subordinate Subseries 2012 A-6 (SPA - California State Teachers’ Retirement System) (A-1+/VMIG1)
4,600,000	0.130	04/01/13	4,600,000
New York City VRDN GO Bonds Subseries 1993 A-7 (LOC - JPMorgan Chase Bank, N.A.) (A-1/VMIG1)
5,000,000	0.140	04/01/13	5,000,000
New York City VRDN GO Bonds Subseries 1993 A-8 (LOC - JPMorgan Chase Bank, N.A.) (A-1/VMIG1)
1,300,000	0.130	04/01/13	1,300,000
New York City VRDN GO Bonds Subseries 2012 G-5 (SPA - Wells Fargo Bank N.A.) (A-1+/VMIG1)
7,400,000	0.120	04/01/13	7,400,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding RMKT 01/31/12 General Subseries 2005 B-2 (LOC - California State Teachers’ Retirement System) (A-1+/VMIG1)
5,000,000	0.140	04/01/13	5,000,000

			38,300,000

Texas – 0.3%
Gulf Coast IDA RB for ExxonMobil Project Series 2012 (A-1+/VMIG1)
2,000,000	0.130	04/01/13	2,000,000

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Short-Term Investments(a) – (continued)
Texas – (continued)
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for ExxonMobil Project Series 2001 A (A-1+/VMIG1)
$3,100,000	0.130%	04/01/13	$3,100,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for ExxonMobil Project Series 2011 (A-1+/VMIG1)
1,000,000	0.120	04/01/13	1,000,000
Lower Neches Valley Authority Industrial Development Corp. VRDN RB Refunding for ExxonMobil Project Series 2012 (A-1+/VMIG1)
6,000,000	0.120	04/01/13	6,000,000

			12,100,000

Virginia – 0.1%
Virginia College Building Authority Educational Facilities VRDN RB for 21st Century College Series 2006 C (ST APPROP) (A-1+/VMIG1)
2,440,000	0.140	04/01/13	2,440,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $95,810,000)			$95,810,000

TOTAL INVESTMENTS – 99.8%
(Cost $4,601,986,398)			$4,661,708,169

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			9,971,691

NET ASSETS – 100.0%			$4,671,679,860

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2013.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(c)	When-issued security.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(f)

Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,732,124, which represents approximately 0.1% of net assets as of March 31, 2013.

(g)	Inverse floating rate security. Interest rate disclosed is that which is in effect at March 31, 2013.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGC	—Insured by ACE Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CITY APPROP	—City Appropriation
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF CITY	—General Obligation of City
GO OF UNIV	—General Obligation of University
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
LOC	—Letter of Credit
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PRIV MTGS	—Private Mortgages
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SPA	—Servicer Participation Agreement
ST AID DIR DEP	—State Aid Direct Deposit
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
TCRS	—Transferable Custodial Receipts
TRANS	—Tax & Revenue Anticipation Notes
VA	—Veterans Administration
VRDN	—Variable Rate Demand Notes
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	1.275%	$(5)	$(106,959)
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	1.275	(494,806)	280,878
Morgan Stanley & Co. International PLC	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	11,000	1.000	03/20/23	1.275	(460,339)	225,019
TOTAL						$(955,150)	$398,938

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2013

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Assets:
Investments, at value (cost $3,609,814,019, $553,294,269 and $4,601,986,398)	$3,812,164,512	$608,244,899	$4,661,708,169
Cash	33,553,164	9,518,315	2,931,909
Receivables:
Interest and dividends, net of allowances	55,503,222	8,094,085	41,289,551
Investments sold on an extended-settlement basis	31,487,099	985,000	111,514
Fund shares sold	11,156,486	415,000	22,581,343
Unrealized gain on swap contracts	1,022,023	76,620	505,897
Unrealized gain on forward contracts	46,290	—	—
Collateral on certain derivative contracts	70,000	—	410,000
Reimbursement from investment adviser	60,495	30,477	79,633
Other assets	31,917	4,837	38,346
Total assets	3,945,095,208	627,369,233	4,729,656,362

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	34,164,750	—	35,290,196
Fund shares redeemed	9,886,902	1,209,613	19,860,865
Amounts owed to affiliates	2,055,703	342,407	1,664,022
Upfront payments received on swap contracts	977,950	140,799	955,150
Unrealized loss on swap contracts	199,040	35,125	106,959
Income distribution	—	—	359
Accrued expenses	108,361	55,421	98,951
Total liabilities	47,392,706	1,783,365	57,976,502

Net Assets:
Paid-in capital	5,019,641,933	605,706,125	4,606,891,598
Undistributed net investment income	51,952,121	1,138,671	2,330,953
Accumulated net realized gain (loss)	(1,377,111,318)	(36,251,053)	2,336,600
Net unrealized gain	203,219,766	54,992,125	60,120,709
NET ASSETS	$3,897,702,502	$625,585,868	$4,671,679,860
Net Assets:
Class A	$347,692,515	$204,891,977	$327,845,323
Class B	8,995,230	4,580,526	11,972
Class C	108,290,836	27,046,515	57,257,401
Institutional	3,425,589,510	385,480,255	4,266,883,892
Service	—	42,170	1,319,759
Class IR	7,134,411	3,544,425	18,361,513
Total Net Assets	$3,897,702,502	$625,585,868	$4,671,679,860
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	36,544,739	12,680,020	30,667,297
Class B	945,307	283,442	1,122
Class C	11,382,536	1,673,235	5,361,429
Institutional	360,010,745	23,860,751	399,652,283
Service	—	2,597	123,661
Class IR	749,956	219,604	1,719,718
Net asset value, offering and redemption price per share:(a)
Class A	$9.51	$16.16	$10.69
Class B	9.52	16.16	10.67
Class C	9.51	16.16	10.68
Institutional	9.52	16.16	10.68
Service	—	16.24	10.67
Class IR	9.51	16.14	10.68

(a)	Maximum public offering price per share for Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds is $9.96, $16.79 and $10.85, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2013

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Investment income:
Interest, net of allowances	$203,602,699	$28,398,361	$74,337,053

Expenses:
Management fees	19,562,470	3,421,334	14,098,508
Distribution and Service fees(a)	2,054,674	1,191,105	2,435,322
Transfer Agent fees(a)	1,914,467	591,579	2,305,766
Custody, accounting and administrative services	233,907	63,472	245,623
Registration fees	126,067	102,849	135,028
Professional fees	116,475	86,922	86,844
Printing and mailing costs	75,675	50,157	73,388
Trustee fees	23,999	16,418	24,769
Service share fees — Service Plan	—	114	7,968
Service share fees — Shareholder Administration Plan	—	114	7,968
Other	90,090	18,046	75,197
Total expenses	24,197,824	5,542,110	19,496,381
Less — expense reductions	(767,771)	(1,249,249)	(1,322,479)
Net expenses	23,430,053	4,292,861	18,173,902
NET INVESTMENT INCOME	180,172,646	24,105,500	56,163,151

Realized and unrealized gain:
Net realized gain from:
Investments	8,802,862	1,396,076	10,590,355
Swap contracts	407,449	7,175	307,870
Net change in unrealized gain on:
Investments	222,135,568	14,153,705	8,757,788
Swap contracts	1,287,964	41,495	398,938
Forward contracts	46,290	—	—
Net realized and unrealized gain	232,680,133	15,598,451	20,054,951
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$412,852,779	$39,703,951	$76,218,102

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	$889,023	$105,027	$1,060,624	$462,290	$13,653	$137,880	$1,294,370	$—	$6,274
Municipal Income	862,555	52,337	276,213	448,526	6,804	35,907	96,471	19	3,852
Short Duration Tax-Free	1,878,331	212	556,779	976,728	27	72,381	1,234,102	1,275	21,253

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$180,172,646		$180,655,698
Net realized gain (loss)	9,210,311		(75,623,947)
Net change in unrealized gain	223,469,822		408,376,520
Net increase in net assets resulting from operations	412,852,779		513,408,271

Distributions to shareholders:
From net investment income
Class A Shares	(15,755,744)		(17,144,055)
Class B Shares	(387,271)		(574,804)
Class C Shares	(3,897,197)		(4,259,466)
Institutional Shares	(152,462,489)		(150,607,737)
Service Shares	—		—
Class IR Shares	(223,798)		(94,950)
Total distributions to shareholders	(172,726,499)		(172,681,012)

From share transactions:
Proceeds from sales of shares	854,547,502		641,524,125
Reinvestment of distributions	163,425,870		159,220,985
Cost of shares redeemed	(781,216,967	)(a)	(808,921,612	)(b)
Net increase (decrease) in net assets resulting from share transactions	236,756,405		(8,176,502)
TOTAL INCREASE	476,882,685		332,550,757

Net assets:
Beginning of year	3,420,819,817		3,088,269,060
End of year	$3,897,702,502		$3,420,819,817
Undistributed net investment income	$51,952,121		$43,080,798

(a)	Net of $82,048 of redemption fees.
(b)	Net of $94,111 of redemption fees.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund		Short Duration Tax-Free Fund
For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012

$24,105,500	$25,531,631	$56,163,151	$52,693,925
1,403,251	(1,286,773)	10,898,225	346,010
14,195,200	57,914,303	9,156,726	41,810,988
39,703,951	82,159,161	76,218,102	94,850,923

(12,553,452)	(14,206,265)	(9,324,650)	(14,062,879)
(151,520)	(211,306)	(137)	(627)
(796,458)	(838,129)	(432,204)	(547,548)
(9,562,348)	(9,757,565)	(45,531,383)	(37,218,616)
(1,589)	(3,260)	(35,857)	(179,393)
(113,583)	(25,471)	(229,000)	(55,328)
(23,178,950)	(25,041,996)	(55,553,231)	(52,064,391)

306,009,915	158,087,648	4,486,194,573	2,234,832,473
19,873,017	20,641,589	45,731,019	38,813,816
(321,032,301)	(210,274,490)	(3,088,442,516)	(1,519,686,302)
4,850,631	(31,545,253)	1,443,483,076	753,959,987
21,375,632	25,571,912	1,464,147,947	796,746,519

604,210,236	578,638,324	3,207,531,913	2,410,785,394
$625,585,868	$604,210,236	$4,671,679,860	$3,207,531,913
$1,138,671	$987,870	$2,330,953	$1,035,255

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$8.90	$0.43	$0.59	$1.02	$(0.41)
2013 - B	8.91	0.36	0.59	0.95	(0.34)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - B	8.00	0.40	0.88	1.28	(0.37)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)
2010 - A	7.00	0.48	1.43	1.91	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)
2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.51	11.64%	$347,693	0.86%		0.92%		4.62%		19%
9.52	10.81	8,995	1.61		1.67		3.88		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.91	16.33	11,505	1.63		1.69		4.70		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27
8.00	(0.24)	326,886	0.91		0.93		5.46		28
8.00	(0.99)	14,113	1.66		1.68		4.70		28
8.00	(0.87)	96,011	1.66		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.59		5.80		28
8.00	(3.06)	451	0.66	(d)	0.68	(d)	6.08	(d)	28
8.45	27.93	438,134	0.91		0.94		6.15		31
8.45	26.99	21,083	1.66		1.69		5.33		31
8.45	26.84	118,070	1.66		1.69		5.28		31
8.45	28.37	3,108,202	0.57		0.60		6.18		31
7.00	(23.97)	1,049,054	0.91		0.93		5.76		57
7.00	(24.55)	22,705	1.66		1.68		5.08		57
7.00	(24.55)	94,113	1.66		1.68		5.09		57
7.00	(23.71)	868,537	0.57		0.59		6.08		57

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$15.73	$0.61	$0.41	$1.02	$(0.59)
2013 - B	15.73	0.49	0.40	0.89	(0.46)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - B	14.25	0.54	1.46	2.00	(0.52)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)
2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)
2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$16.16	6.51%	$204,892	0.78%		0.98%		3.78%		16%
16.16	5.72	4,581	1.53		1.73		3.04		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	5,644	1.56		1.74		3.58		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9
14.25	0.20	326,083	0.88		0.98		4.26		14
14.25	(0.55)	6,264	1.63		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.73		3.52		14
14.25	0.55	222,650	0.54		0.64		4.62		14
14.32	(0.03)	75	1.04		1.14		4.05		14
14.26	(2.40)	123	0.63	(d)	0.73	(d)	4.74	(d)	14
14.83	15.73	398,646	0.88		0.98		4.42		20
14.83	14.77	9,480	1.63		1.73		3.69		20
14.84	14.86	26,645	1.63		1.73		3.67		20
14.83	16.12	200,596	0.54		0.64		4.77		20
14.91	15.44	207	1.04		1.14		4.25		20
13.39	(4.28)	333,034	0.88		0.98		4.55		49
13.40	(4.92)	10,305	1.63		1.73		3.80		49
13.40	(4.92)	19,978	1.63		1.73		3.82		49
13.39	(3.95)	187,838	0.54		0.64		4.89		49
13.47	(4.39)	231	1.04		1.14		4.39		49

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$10.62	$0.13	$0.07	$0.20	$(0.13)
2013 - B	10.61	0.07	0.05	0.12	(0.06)
2013 - C	10.62	0.08	0.06	0.14	(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)
2012 - B	10.43	0.12	0.18	0.30	(0.12)
2012 - C	10.44	0.14	0.18	0.32	(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)
2011 - B	10.45	0.12	(0.03)	0.09	(0.11)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)
2010 - A	10.25	0.19	0.23	0.42	(0.21)
2010 - B	10.24	0.15	0.20	0.35	(0.14)
2010 - C	10.25	0.12	0.22	0.34	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)
2009 - A	10.25	0.30	— (e)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (e)	0.34	(0.34)
2009 - Service	10.24	0.29	— (e)	0.29	(0.29)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.69	1.85%	$327,845	0.73%		0.76%		1.26%		28%
10.67	1.15	12	1.33		1.49		0.67		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.61	2.84	31	1.33		1.52		1.16		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24
10.44	1.52	775,171	0.73		0.77		1.71		34
10.43	0.91	91	1.33		1.52		1.10		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(d)	0.52	(d)	1.97	(d)	34
10.46	4.09	982,297	0.73		0.79		1.84		11
10.45	3.47	314	1.33		1.54		1.42		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11
10.25	3.02	303,446	0.73		0.85		2.96		33
10.24	2.41	450	1.33		1.60		2.41		33
10.25	2.25	17,373	1.48		1.60		2.18		33
10.25	3.37	260,054	0.39		0.51		3.31		33
10.24	2.85	54	0.89		1.01		2.82		33

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
High Yield Municipal	A, B, C, Institutional and IR	Non-diversified
Municipal Income and Short Duration Tax-Free	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a CDSC of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as a receivable from or payable to the counterparty in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A Rate Lock is a forward contract between a Fund and a Rate Lock provider pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether the referenced obligation is above or below a specified level on the termination date of the contract. Forward contracts are marked-to-market daily using counterparty prices, and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2013:

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$4,623	$—	$—
Municipal Debt Obligations	—	3,809,159,889	—
Short-term Investments	—	3,000,000	—
Total	$4,623	$3,812,159,889	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$1,022,023	$—
Forward Contracts	—	46,290	—
Total	$—	$1,068,313	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(199,040)	$—

MUNICIPAL INCOME FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$608,209,899	$—
Short-term Investments	—	35,000	—
Total	$—	$608,244,899	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$76,620	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(35,125)	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,565,898,169	$—
Short-term Investments	—	95,810,000	—
Total	$—	$4,661,708,169	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$505,897	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(106,959)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

High Yield Municipal
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$1,022,023	Payable for unrealized loss on swap contracts	$—
Interest Rate	Receivable for unrealized gain on forward contracts	46,290	Payable for unrealized loss on swap contracts	(199,040)
Total		$1,068,313		$(199,040)

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Municipal Income
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$76,620	Payable for unrealized loss on swap contracts	$—
Interest Rate	Receivable for unrealized gain on swap contracts	—	Payable for unrealized loss on swap contracts	(35,125)
Total		$76,620		$(35,125)

Short Duration Tax-Free
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$505,897	Payable for unrealized loss on swap contracts	$(106,959)

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

High Yield Municipal
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$407,449	$1,487,004	3
Interest Rate	Net realized gain (loss) from swap and forward contracts/Net change in unrealized gain (loss) on swap and forward contracts	—	(152,750)	2
Total		$407,449	$1,334,254	5

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

Municipal Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$7,175	$76,620	3
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	—	(35,125)	1
Total		$7,175	$41,495	4

Short Duration Tax-Free
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$307,870	$398,938	3

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%
Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.40	*
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate of shown above through at least July 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2013, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.15% and 0.35% as an annual percentage rate of the average daily net assets attributable to Class B Shares and Class C Shares, respectively, of the Short Duration Tax-Free Fund. These arrangements will remain in place through at least July 27, 2013. Prior to such date, Goldman Sachs may not terminate these arrangements without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2013, Goldman Sachs advised that it retained front end sales charges of $86,651, $47,784 and $14,917 for the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets of Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class B, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 27, 2013. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense reimbursements will remain in place through at least July 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class B Distribution and Service Fee	Class C Distribution and Service Fee	Transfer Agent Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
High Yield Municipal	$—	$—	$—	$238,499	$517,348	$11,924	$767,771
Municipal Income	933,099	—	—	—	312,929	3,221	1,249,249
Short Duration Tax-Free	598,759	31	194,871	—	483,913	44,905	1,322,479

(a)	Applicable to Class A, B, C and IR Shares.

As of March 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
High Yield Municipal	$1,733,532	$174,172	$147,999	$2,055,703
Municipal Income	214,289	83,743	44,375	342,407
Short Duration Tax-Free	1,371,681	102,260	190,081	1,664,022

G.  Line of Credit Facility — As of March 31, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000. Effective May 8, 2013, the committed amount available through the facility increased to $780,000,000.

H.  Other Transactions with Affiliates — As of March 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 7% of the Service Class Shares of the Municipal Income Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2013, were as follows:

Fund	Purchases	Sales and Maturities
High Yield Municipal	$897,377,228	$683,213,287
Municipal Income	109,407,285	95,372,040
Short Duration Tax-Free	2,496,365,102	1,034,297,601

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$3,680,033	$318,983	$831,069
Tax-exempt income	169,046,466	22,859,967	54,722,162
Total distributions	$172,726,499	$23,178,950	$55,553,231

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$9,713,998	$341,830	$203,007
Tax-exempt income	162,967,014	24,700,166	51,861,384
Total distributions	$172,681,012	$25,041,996	$52,064,391

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

7. TAX INFORMATION (continued)

As of March 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Undistributed tax-exempt income — net	$36,649,724	$727,706	$1,014,864
Undistributed long-term capital gains — net	—	—	2,336,599
Total undistributed earnings	$36,649,724	$727,706	$3,351,463
Capital loss carryforwards:(1)
Expiring 2015	$(2,478,411)	$(3,036,076)	$—
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	—
Expiring 2018	(431,124,617)	(11,494,807)	—
Expiring 2019	(11,174,752)	(704,599)	—
Perpetual Short-term	—	(1,786,963)	—
Perpetual Long-term	(139,702,520)	(228,384)	—
Total capital loss carryforwards	$(1,358,283,136)	$(36,225,225)	$—
Timing differences (Qualified Late Year Loss Deferral/income distribution payable/defaulted bond income)	$(7,685,393)	$(25,809)	$(359)
Unrealized gains — net	207,379,374	55,403,071	61,437,158
Total accumulated gains (losses) — net	$(1,121,939,431)	$19,879,743	$64,788,262

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated. The High Yield Municipal, Municipal Income, and Short Duration Tax-Free Funds utilized $7,011,601, $768,356 and $7,585,064, respectively, of capital losses in the current fiscal year.

As of March 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Tax cost	$3,606,370,465	$552,890,290	$4,600,709,727
Gross unrealized gain	455,840,757	62,309,178	69,440,339
Gross unrealized loss	(250,046,710)	(6,954,569)	(8,441,897)
Net unrealized security gain	$205,794,047	$55,354,609	$60,998,442
Net unrealized gain on other investments	1,585,327	48,462	438,716
Net unrealized gain	$207,379,374	$55,403,071	$61,437,158

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments, swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the difference in tax treatment of partnership investments, the recognition of income and gains (losses) on certain bonds and swap transactions.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
High Yield Municipal	$1,448	$(1,426,624)	$1,425,176
Municipal Income	—	775,749	(775,749)
Short Duration Tax-Free	—	(685,778)	685,778

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,263,228	$67,685,917	7,569,764	$64,466,270
Shares converted from Class B(a)	17,163	159,421	36,911	311,197
Reinvestment of distributions	1,525,114	14,247,181	1,710,718	14,569,164
Shares redeemed	(11,404,991)	(106,472,493)	(11,019,821)	(93,359,709)
	(2,599,486)	(24,379,974)	(1,702,428)	(14,013,078)
Class B Shares
Shares sold	26,615	248,566	38,872	329,078
Shares converted to Class A(a)	(17,156)	(159,421)	(36,911)	(311,197)
Reinvestment of distributions	36,563	341,077	58,885	500,202
Shares redeemed	(392,464)	(3,659,710)	(532,563)	(4,511,548)
	(346,442)	(3,229,488)	(471,717)	(3,993,465)
Class C Shares
Shares sold	2,132,796	19,884,677	1,602,757	13,707,600
Reinvestment of distributions	322,695	3,015,665	364,384	3,101,437
Shares redeemed	(2,282,793)	(21,349,101)	(2,755,449)	(23,279,054)
	172,698	1,551,241	(788,308)	(6,470,017)
Institutional Shares
Shares sold	81,505,809	761,045,271	65,544,688	559,965,320
Reinvestment of distributions	15,569,692	145,595,952	16,554,797	140,955,182
Shares redeemed	(69,190,359)	(647,653,773)	(81,189,293)	(687,060,328)
	27,885,142	258,987,450	910,192	13,860,174
Class IR Shares
Shares sold	604,820	5,683,071	358,216	3,055,857
Reinvestment of distributions	24,070	225,995	11,047	95,000
Shares redeemed	(221,765)	(2,081,890)	(82,810)	(710,973)
	407,125	3,827,176	286,453	2,439,884
NET INCREASE (DECREASE)	25,519,037	$236,756,405	(1,765,808)	$(8,176,502)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,242,615	$68,405,907	6,152,118	$92,306,959
Shares converted from Class B(a)	5,984	96,203	6,985	105,391
Reinvestment of distributions	750,815	12,131,887	882,604	13,324,956
Shares redeemed	(14,502,986)	(234,292,475)	(7,740,886)	(115,999,039)
	(9,503,572)	(153,658,478)	(699,179)	(10,261,733)
Class B Shares
Shares sold	18,498	298,381	35,673	543,578
Shares converted to Class A(a)	(5,984)	(96,203)	(6,985)	(105,391)
Reinvestment of distributions	7,687	124,127	11,442	172,451
Shares redeemed	(95,651)	(1,542,474)	(120,827)	(1,828,773)
	(75,450)	(1,216,169)	(80,697)	(1,218,135)
Class C Shares
Shares sold	455,027	7,352,293	332,495	5,052,669
Reinvestment of distributions	38,318	619,297	42,806	646,374
Shares redeemed	(501,461)	(8,107,442)	(338,799)	(5,063,974)
	(8,116)	(135,852)	36,502	635,069
Institutional Shares
Shares sold	14,013,681	226,561,301	3,881,621	58,583,866
Reinvestment of distributions	425,956	6,883,413	429,169	6,471,539
Shares redeemed	(4,674,799)	(75,519,169)	(5,844,145)	(87,118,120)
	9,764,838	157,925,545	(1,533,355)	(22,062,715)
Service Shares
Reinvestment of distributions	44	723	50	763
Shares redeemed	(2,767)	(44,232)	(1)	(10)
	(2,723)	(43,509)	49	753
Class IR Shares
Shares sold	209,658	3,392,033	104,537	1,600,576
Reinvestment of distributions	7,022	113,570	1,663	25,506
Shares redeemed	(94,279)	(1,526,509)	(17,598)	(264,574)
	122,401	1,979,094	88,602	1,361,508
NET INCREASE (DECREASE)	297,378	$4,850,631	(2,188,078)	$(31,545,253)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	49,419,906	$527,062,785	62,696,479	$662,858,683
Reinvestment of distributions	776,155	8,276,621	1,236,986	13,081,697
Shares redeemed	(108,627,085)	(1,160,275,084)	(49,070,446)	(518,590,784)
	(58,431,024)	(624,935,678)	14,863,019	157,349,596
Class B Shares
Shares sold	1	14	—	—
Reinvestment of distributions	13	138	59	620
Shares redeemed	(1,806)	(19,240)	(5,823)	(61,402)
	(1,792)	(19,088)	(5,764)	(60,782)
Class C Shares
Shares sold	2,279,154	24,301,407	1,945,490	20,599,647
Reinvestment of distributions	27,624	294,570	35,815	378,632
Shares redeemed	(1,548,409)	(16,517,243)	(1,316,149)	(13,907,779)
	758,369	8,078,734	665,156	7,070,500
Institutional Shares
Shares sold	366,826,588	3,913,902,776	145,317,302	1,535,420,674
Reinvestment of distributions	3,459,941	36,895,127	2,375,614	25,118,208
Shares redeemed	(177,531,560)	(1,893,085,632)	(91,840,122)	(969,823,249)
	192,754,969	2,057,712,271	55,852,794	590,715,633
Service Shares
Reinvestment of distributions	3,363	35,820	17,001	179,330
Shares redeemed	(479,500)	(5,103,753)	(1,116,621)	(11,787,762)
	(476,137)	(5,067,933)	(1,099,620)	(11,608,432)
Class IR Shares
Shares sold	1,962,432	20,927,591	1,503,618	15,953,469
Reinvestment of distributions	21,452	228,743	5,207	55,329
Shares redeemed	(1,260,068)	(13,441,564)	(520,271)	(5,515,326)
	723,816	7,714,770	988,554	10,493,472
NET INCREASE	135,328,201	$1,443,483,076	71,264,139	$753,959,987

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2013

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 Months Ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 Months Ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 Months Ended 3/31/13*
Class A
Actual	$1,000	$1,042.50		$4.38	$1,000	$1,015.60		$3.92	$1,000	$1,005.90		$3.65
Hypothetical 5% return	1,000	1,020.64	+	4.33	1,000	1,021.04	+	3.93	1,000	1,021.29	+	3.68
Class B
Actual	1,000	1,039.80		8.19	1,000	1,011.90		7.67	1,000	1,002.00		6.64
Hypothetical 5% return	1,000	1,016.90	+	8.10	1,000	1,017.30	+	7.70	1,000	1,018.30	+	6.69
Class C
Actual	1,000	1,038.70		8.18	1,000	1,011.90		7.67	1,000	1,003.00		5.64
Hypothetical 5% return	1,000	1,016.90	+	8.10	1,000	1,017.30	+	7.70	1,000	1,019.30	+	5.69
Institutional
Actual	1,000	1,045.10		2.91	1,000	1,017.30		2.21	1,000	1,007.70		1.95
Hypothetical 5% return	1,000	1,022.09	+	2.87	1,000	1,022.74	+	2.22	1,000	1,022.99	+	1.97
Service
Actual	N/A	N/A		N/A	1,000	1,014.40		4.72	1,000	1,004.20		4.45
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,020.24	+	4.73	1,000	1,020.49	+	4.48
Class IR
Actual	1,000	1,043.80		3.11	1,000	1,016.90		2.67	1,000	1,007.20		2.40
Hypothetical 5% return	1,000	1,021.89	+	3.07	1,000	1,022.29	+	2.67	1,000	1,022.54	+	2.42

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	0.86%	1.61%	1.61%	0.57%	N/A	0.61%
Municipal Income	0.78	1.53	1.53	0.44	0.94%	0.53
Short Duration Tax-Free	0.73	1.33	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is Director, Apollo Investment Corporation (a business development company) (2008-Present); and Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	105	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	105	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	105	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	105	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2013, the Trust consisted of 90 portfolios (81 of which offered shares to the public); Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the period ended March 31, 2013, 97.87%, 98.62%, and 98.50% of the distributions from net investment income paid by the High Yield Municipal Fund, the Municipal Income Fund, and the Short Duration Tax-Free Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity4

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured US Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, US Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds respectively.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of March 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 99946.MF.MED.TMPL/5/2013 TFFIAR13 / 22.5K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,311,663	$3,013,203	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$36,000	Other attest services.

Tax Fees:

• PwC	$538,925	$381,228	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2013 and March 31, 2012 were approximately $541,265 and $417,228 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 2, 2013

By:	/s/ Scott M. McHugh

Scott M. McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 2, 2013